                                                                   Exhibit 10.98
--------------------------------------------------------------------------------


                             PARTICIPATION AGREEMENT
                                      (T1)

                          Dated as of December 15, 1999

                                      among

                            COLLINS HOLDINGS EME, LLC

                                COLLINS TRUST I,

                            WILMINGTON TRUST COMPANY,
                     not in its individual capacity, except
                    as expressly provided herein, but solely
                                as Owner Trustee,

                           COLLINS GENERATION I, LLC,

                      EDISON MISSION MIDWEST HOLDINGS CO.,

                            MIDWEST GENERATION, LLC,

                              MIDWEST FUNDING LLC,

                    BAYERISCHE LANDESBANK INTERNATIONAL S.A.,
                   as issuer of the Midwest Letter of Credit,

                       BAYERISCHE LANDESBANK GIROZENTRALE,
                      as issuer of the RCE Letter of Credit

                                       and

                                 CITIBANK, N.A.,
                            as Holder Representative

                                 COLLINS STATION

                 FOSSIL FUEL-FIRED ELECTRIC GENERATING FACILITY

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                                                         Page
                                                                                                         ----
SECTION I             DEFINITIONS; INTERPRETATION OF THIS PARTICIPATION AGREEMENT ........................-3-

SECTION II            PARTICIPATION; CLOSING DATE; TRANSACTION COSTS......................................-4-
                      SECTION 2.1     AGREEMENTS TO PARTICIPATE...........................................-4-
                      SECTION 2.2     CLOSING DATE; PROCEDURE FOR PARTICIPATION...........................-6-
                      SECTION 2.3     TRANSACTION COSTS...................................................-7-

SECTION III           REPRESENTATIONS AND WARRANTIES......................................................-7-
                      SECTION 3.1     REPRESENTATIONS AND WARRANTIES OF MIDWEST...........................-7-
                      SECTION 3.2     REPRESENTATIONS AND WARRANTIES OF HOLDINGS.........................-14-
                      SECTION 3.3     REPRESENTATIONS AND WARRANTIES OF COLLINS HOLDINGS.................-18-
                      SECTION 3.4     REPRESENTATIONS AND WARRANTIES OF THE OWNER LESSOR.................-20-
                      SECTION 3.5     REPRESENTATIONS AND WARRANTIES OF THE OWNER TRUSTEE
                                      AND THE TRUST COMPANY..............................................-23-
                      SECTION 3.6     REPRESENTATIONS AND WARRANTIES OF THE OWNER PARTICIPANT............-25-

SECTION IV            CLOSING CONDITIONS.................................................................-27-
                      SECTION 4.1     OPERATIVE DOCUMENTS................................................-27-
                      SECTION 4.2     ACQUISITION OF THE FACILITY AND FACILITY SITE......................-28-
                      SECTION 4.3     THE LESSOR NOTES...................................................-28-
                      SECTION 4.4     THE FUNDING LLC NOTES..............................................-28-
                      SECTION 4.5     PURCHASE AGREEMENT.................................................-28-
                      SECTION 4.6     OTHER DOCUMENTS....................................................-28-
                      SECTION 4.7     LETTERS OF CREDIT..................................................-28-
                      SECTION 4.8     REPRESENTATIONS AND WARRANTIES.....................................-28-
                      SECTION 4.9     DEFAULTS, EVENTS OF DEFAULT, EVENTS OF LOSS........................-29-
                      SECTION 4.10    CONSENTS...........................................................-29-
                      SECTION 4.11    GOVERNMENTAL ACTIONS...............................................-29-
                      SECTION 4.12    INSURANCE..........................................................-29-
                      SECTION 4.13    ENGINEERING REPORT.................................................-29-
                      SECTION 4.14    ENVIRONMENTAL REPORT...............................................-29-
                      SECTION 4.15    REPORT OF ENVIRONMENTAL CONSULTANT.................................-29-
                      SECTION 4.16    APPRAISAL; CONDITION OF THE FACILITY...............................-30-
                      SECTION 4.17    FUEL REPORT........................................................-30-

                          PARTICIPATION AGREEMENT (T1)


                      SECTION 4.18    MARKET REPORT......................................................-30-
                      SECTION 4.19    OPINION WITH RESPECT TO CERTAIN TAX ASPECTS........................-30-
                      SECTION 4.20    RATING.............................................................-30-
                      SECTION 4.21    OPINIONS OF COUNSEL................................................-30-
                      SECTION 4.22    RECORDINGS AND FILINGS.............................................-31-
                      SECTION 4.23    TAXES..............................................................-31-
                      SECTION 4.24    NO CHANGES IN REQUIREMENTS OF LAW..................................-31-
                      SECTION 4.25    REGISTERED AGENT FOR MIDWEST, COLLINS HOLDINGS
                                      AND HOLDINGS.......................................................-31-
                      SECTION 4.26    FAS 13.............................................................-31-
                      SECTION 4.27    RENT ADJUSTMENTS...................................................-31-
                      SECTION 4.28    TITLE INSURANCE....................................................-32-
                      SECTION 4.29    PARENT GUARANTY....................................................-32-
                      SECTION 4.30    SURVEY.............................................................-32-
                      SECTION 4.31    MIDWEST LEASE GUARANTEES...........................................-32-
                      SECTION 4.32    HOLDINGS GUARANTEE.................................................-32-
                      SECTION 4.33    NO MATERIAL ADVERSE CHANGE.........................................-32-

SECTION V             AFFIRMATIVE COVENANTS OF MIDWEST...................................................-32-
                      SECTION 5.1     DELIVERY OF CERTAIN INFORMATION....................................-32-
                      SECTION 5.2     MAINTENANCE OF EXISTENCE; CONDUCT OF BUSINESS......................-34-
                      SECTION 5.3     COMPLIANCE WITH REQUIREMENTS OF LAW AND
                                      CONTRACTUAL OBLIGATIONS............................................-34-
                      SECTION 5.4     MAINTENANCE OF PROPERTIES..........................................-34-
                      SECTION 5.5     INSURANCE..........................................................-34-
                      SECTION 5.6     ENVIRONMENTAL COVENANT.............................................-35-
                      SECTION 5.7     ENVIRONMENTAL COVENANT WITH RESPECT TO THE FACILITY
                                      AND THE FACILITY SITE..............................................-35-
                      SECTION 5.8     FURTHER ASSURANCES.................................................-36-

SECTION VI            NEGATIVE COVENANTS OF MIDWEST......................................................-36-
                      SECTION 6.1     MERGER, CONSOLIDATION..............................................-36-
                      SECTION 6.2     SALE OF ASSETS.....................................................-37-
                      SECTION 6.3     MERGER AND CONSOLIDATION...........................................-37-
                      SECTION 6.4     CHANGES IN LEGAL FORM OR BUSINESS..................................-38-

SECTION VII           AFFIRMATIVE COVENANTS OF HOLDINGS..................................................-38-
                      SECTION 7.1     FINANCIAL INFORMATION, REPORTS, NOTICES............................-38-




                      SECTION 7.2     EXISTENCE; CONDUCT OF BUSINESS.....................................-41-
                      SECTION 7.3     COMPLIANCE WITH REQUIREMENTS OF LAW AND
                                      CONTRACTUAL OBLIGATIONS............................................-41-
                      SECTION 7.4     BOOKS AND RECORDS; INSPECTION RIGHTS...............................-41-
                      SECTION 7.5     IMPLEMENTATION OF YEAR 2000 PLAN...................................-42-
                      SECTION 7.6     FURTHER ASSURANCES.................................................-42-

SECTION VIII          NEGATIVE COVENANTS OF HOLDINGS.....................................................-42-
                      SECTION 8.1     INDEBTEDNESS.......................................................-42-
                      SECTION 8.2     LIENS..............................................................-44-
                      SECTION 8.3     MERGER, CONSOLIDATION, SALE OF SUBSTANTIALLY ALL ASSETS............-45-
                      SECTION 8.4     SALE OF ASSETS.....................................................-46-
                      SECTION 8.5     INVESTMENTS, LOANS, ADVANCES, GUARANTEES AND
                                      ACQUISITIONS.......................................................-46-
                      SECTION 8.6     TRANSACTIONS WITH AFFILIATES.......................................-47-
                      SECTION 8.7     AMENDMENT, WAIVER OR ASSIGNMENT OF CERTAIN DOCUMENTS...............-47-
                      SECTION 8.8     SPECULATIVE TRANSACTIONS...........................................-47-
                      SECTION 8.9     RESTRICTIVE AGREEMENTS.............................................-47-
                      SECTION 8.10    CHANGES IN LEGAL FORM OR BUSINESS..................................-47-
                      SECTION 8.11    CAPITAL EXPENDITURES...............................................-47-
                      SECTION 8.12    DIVIDENDS AND OTHER PAYMENTS.......................................-48-

SECTION IX            AFFIRMATIVE COVENANTS OF COLLINS HOLDINGS..........................................-49-
                      SECTION 9.1     MAINTENANCE OF EXISTENCE; CONDUCT OF BUSINESS......................-49-
                      SECTION 9.2     COMPLIANCE WITH REQUIREMENTS OF LAW AND
                                      CONTRACTUAL OBLIGATIONS............................................-49-
                      SECTION 9.3     MAINTENANCE OF PROPERTIES..........................................-49-
                      SECTION 9.4     NOTICES OF MATERIAL EVENTS.........................................-49-
                      SECTION 9.5     FURTHER ASSURANCES.................................................-51-

SECTION X             NEGATIVE COVENANTS OF COLLINS HOLDINGS.............................................-51-
                      SECTION 10.1    SOLE PURPOSE NATURE................................................-51-
                      SECTION 10.2    INDEBTEDNESS.......................................................-51-
                      SECTION 10.3    LIENS..............................................................-51-
                      SECTION 10.4    PROHIBITION OF FUNDAMENTAL CHANGES.................................-51-
                      SECTION 10.5    INVESTMENTS........................................................-52-
                      SECTION 10.6    BANKRUPTCY.........................................................-52-




SECTION XI            COVENANTS OF THE TRUST COMPANY, THE OWNER
                      TRUSTEE AND THE OWNER LESSOR.......................................................-52-
                      SECTION 11.1    COMPLIANCE WITH THE TRUST AGREEMENT................................-52-
                      SECTION 11.2    OWNER LESSOR'S LIENS...............................................-52-
                      SECTION 11.3    AMENDMENTS TO OPERATIVE DOCUMENTS..................................-52-
                      SECTION 11.4    TRANSFER OF THE OWNER LESSOR'S INTEREST............................-53-
                      SECTION 11.5    OWNER LESSOR; TRUST ESTATE.........................................-53-
                      SECTION 11.6    LIMITATION ON INDEBTEDNESS AND ACTIONS.............................-53-
                      SECTION 11.7    CHANGE OF LOCATION.................................................-53-
                      SECTION 11.8    BANKRUPTCY OF TRUST................................................-54-

SECTION XII           COVENANTS OF THE OWNER PARTICIPANT.................................................-54-
                      SECTION 12.1    RESTRICTIONS ON TRANSFER OF BENEFICIAL INTEREST....................-54-
                      SECTION 12.2    OWNER PARTICIPANT'S LIENS..........................................-56-
                      SECTION 12.3    AMENDMENTS OR REVOCATION OF TRUST AGREEMENT........................-56-
                      SECTION 12.4    PROHIBITION ON FUNDAMENTAL CHANGES.................................-57-
                      SECTION 12.5    BANKRUPTCY FILINGS.................................................-57-
                      SECTION 12.6    INSTRUCTIONS.......................................................-57-
                      SECTION 12.7    APPOINTMENT OF SUCCESSOR OWNER TRUSTEE.............................-57-
                      SECTION 12.8    COOPERATION........................................................-57-

SECTION XIII          COVENANTS OF THE HOLDER REPRESENTATIVE.............................................-58-
                      SECTION 13.1    THE HOLDER REPRESENTATIVE'S LIENS..................................-58-

SECTION XIV           MIDWEST'S INDEMNIFICATIONS.........................................................-58-
                      SECTION 14.1    GENERAL INDEMNITY..................................................-58-
                      SECTION 14.2    GENERAL TAX INDEMNITY..............................................-65-

SECTION XV            MIDWEST'S AND COLLINS HOLDINGS' RIGHT OF QUIET
                      ENJOYMENT..........................................................................-75-

SECTION XVI           SUPPLEMENTAL FINANCING OF IMPROVEMENTS; OPTIONAL REFINANCINGS......................-75-
                      SECTION 16.1    FINANCING IMPROVEMENTS.............................................-75-
                      SECTION 16.2    OPTIONAL REFINANCING OF LESSOR LOAN................................-78-
                      SECTION 16.3    LEVEL 7 REFINANCING................................................-80-
                      SECTION 16.4    COOPERATION........................................................-80-






SECTION XVII          PRE-CLOSING ADJUSTMENTS TO BASIC LEASE RENT
                      AND TERMINATION VALUE..............................................................-81-

SECTION XVIII         RIGHT OF FIRST REFUSAL; RIGHT OF FIRST OFFER.......................................-82-
                      SECTION 18.1    RIGHT OF FIRST OFFER...............................................-82-
                      SECTION 18.2    RIGHT OF FIRST REFUSAL.............................................-83-

SPECIAL LESSEE TRANSFER..................................................................................-84-

SECTION XX            MIDWEST'S DIRECTIONS...............................................................-85-

SECTION XXI           AGREEMENT WITH RESPECT TO COLLINS HOLDINGS.........................................-86-

SECTION XXII          MISCELLANEOUS......................................................................-86-
                      SECTION 22.1      CONSENTS.........................................................-86-
                      SECTION 22.2      SUCCESSOR OWNER LESSOR...........................................-86-
                      SECTION 22.3      BANKRUPTCY OF TRUST ESTATE.......................................-86-
                      SECTION 22.4      AMENDMENTS AND WAIVERS...........................................-87-
                      SECTION 22.5      NOTICES..........................................................-87-
                      SECTION 22.6      SURVIVAL.........................................................-89-
                      SECTION 22.7      SUCCESSORS AND ASSIGNS...........................................-89-
                      SECTION 22.8      GOVERNING LAW....................................................-89-
                      SECTION 22.9      SEVERABILITY.....................................................-90-
                      SECTION 22.10     COUNTERPARTS.....................................................-90-
                      SECTION 22.11     HEADINGS AND TABLE OF CONTENTS...................................-90-
                      SECTION 22.12     LIMITATION OF LIABILITY..........................................-90-
                      SECTION 22.13     CONSENT TO JURISDICTION; WAIVER OF TRIAL BY JURY,
                                        PROCESS AGENT....................................................-91-
                      SECTION 22.14     FURTHER ASSURANCES...............................................-92-
                      SECTION 22.15     EFFECTIVENESS....................................................-92-
                      SECTION 22.16     MEASURING LIFE...................................................-92-
                      SECTION 22.17     NO PARTNERSHIP, ETC..............................................-93-
                      SECTION 22.18     RESTRICTIONS ON TRANSFER OF MEMBERSHIP INTEREST..................-93-

APPENDICES:

         Appendix A        Definitions





EXHIBITS:

Exhibit A                  Form of Land Deed
Exhibit A1                 Letter instructions regarding transfer of Assets
Exhibit B                  Form of Facility Deed
Exhibit C                  Form of Facility Lease
                                    EXHIBIT A: Description of Facility Site
                                    EXHIBIT B: Description of Facility
                                    EXHIBIT F: Collins Improvements
                                    SCHEDULE 1-1: Amount of Basic Lease Rent and Equity Portion
                                    of Basic Lease Rent
                                    SCHEDULE 1-2: Allocation of Basic Lease Rent
                                    SCHEDULE 1-3: 467 Rent Allocation
                                    SCHEDULE 2: Termination Dates and Termination Values and
                                    Equity Portion of Termination Values
Exhibit D                  Form of Memorandum of the Facility Lease
                                    EXHIBIT A:  Description of Facility
                                    EXHIBIT B:  Description of Site
                                    EXHIBIT D-1: Form of Facility Site Lease
Exhibit E                  Form of Facility Sublease
Exhibit F                  Form of Facility Site Lease
Exhibit G                  Form of Memorandum of the Facility Site Lease
Exhibit H                  Form of Facility Site Sublease
Exhibit I                  Form of Memorandum of the Facility Site Sublease
Exhibit J                  Form of Facility Site Sub-Sublease
Exhibit K                  Form of Memorandum of the Facility Site Sub-Sublease
Exhibit L                  Form of Lessor Loan Agreement
Exhibit M                  Form of Lessor Notes
Exhibit N                  Form of Mortgage
Exhibit O                  Form of Pledge Agreement (MGE)
Exhibit P                  Form of Pledge Agreement (Holdings)
Exhibit Q                  Form of Pledge Agreement (EMOC)
Exhibit R                  Form of Intercreditor Agreement
Exhibit S                  Form of APA and Finance Facility
Exhibit T                  Form of Funding LLC Notes
Exhibit U                  Form of Trust Agreement
Exhibit V                  Form of OP LLC Agreement
Exhibit W                  Form of Tax Indemnity Agreement





Exhibit X                  Form of Purchase Agreement
Exhibit Y                  Form of Owner Participant Guaranty
Exhibit Z                  Form of Midwest OP Lease Guaranty
Exhibit AA                 Form of Midwest Lessor Lease Guaranty
Exhibit BB                 Form of Holdings Guarantee
Exhibit CC                 Form of Midwest Letter of Credit
Exhibit DD                 Form of Midwest Reimbursement Agreement
Exhibit EE                 Form of RCE Letter of Credit
Exhibit FF                 Form of RCE Reimbursement Agreement
Exhibit GG                 Form of RCE Agreement
Exhibit HH                 Letter of Credit Guarantee
Exhibit II                 Form of Collins Holdings, LLC Agreement
Exhibit JJ                 Opinion of SASM&F, special counsel to Midwest, Collins Holdings and Holdings
Exhibit KK                 Opinion of Hopkins & Sutter, special Illinois regulatory counsel to
                           Midwest, Collins Holdings and Holdings
Exhibit LL                 Opinion of Hunton & Williams, special New York Counsel to the
                           Owner Participant and the OP Guarantor
Exhibit MM                 Opinion of Mary Ellen Olson, counsel to Midwest, Collins Holdings,
                           Holdings and the Owner Participant
Exhibit NN                 Opinions of Richards Layton & Finger, P.A., counsel to the Owner
                           Lessor and the Owner Trustee
Exhibit OO                 Opinion of Kelley Drye, special counsel to the Holder Representative
Exhibit PP                 Opinion of Milbank, Tweed, Hadley & McCloy, LLP, special counsel to the Securitization Company and the APA Purchasers
Exhibit QQ                 Opinion of Van Ness Feldman, special federal regulatory counsel to
                           Midwest, Collins Holdings and Holdings
Exhibit RR                 Form of Assignment and Assumption Agreement
Exhibit SS                 List of Competitors

SCHEDULES:

Schedule 3.1(c)      Midwest Governmental Approvals
                                                 Part B - Non-final Approvals
                                                 Part C - Threatened Approvals
Schedule 3.1(d)      Midwest Disclosures
Schedule 3.2(d)      Holdings Governmental Approvals
                                                 Part B - Non-final Approvals




                                                 Part C - Threatened Approvals
Schedule 3.2(e)      Holdings Disclosures
Schedule 3.3(d)      Collins Holdings Governmental Approvals
                                                 Part B - Non-final Approvals
                                                 Part C - Threatened Approvals
Schedule 4.22        Recordings and Filings
Schedule 12.1(c)     Pricing Assumptions
Attachment A         Attachment A to Schedules 3.1(c), 3.2(d) and 3.3(d)


                             PARTICIPATION AGREEMENT

                                      (T1)

                           This PARTICIPATION AGREEMENT (T1), dated as of December 15, 1999 (as amended, supplemented or otherwise modified from time to time, in accordance with the provisions hereof, this "PARTICIPATION AGREEMENT" or this "AGREEMENT"), among, (i) COLLINS HOLDINGS EME, LLC, a Delaware limited liability company as the Facility Lessee and as the Facility Sublessor (in, together with its successors and permitted assigns, called "COLLINS HOLDINGS"), (ii) COLLINS TRUST I, a Delaware business trust created for the benefit of Collins Generation I, LLC, as the Facility Lessor and as the Ground Lessee (herein, together with its successors and permitted assigns, called the "OWNER LESSOR"), (iii) WILMINGTON TRUST COMPANY, a banking corporation organized and existing under the laws of the State of Delaware, not in its individual capacity, except as expressly provided herein, but solely as trustee under the Trust Agreement (herein in its capacity as a trustee under the Trust Agreement, together with its successors and permitted assigns, called the "OWNER TRUSTEE", and herein in its individual capacity, together with its successors and permitted assigns, called the "TRUST COMPANY"), (iv) COLLINS GENERATION I, LLC, a Delaware limited liability company (herein, together with its successors and permitted assigns, called the "OWNER PARTICIPANT"), (v) EDISON MISSION MIDWEST HOLDING CO., a corporation organized under the laws of the State of Delaware (herein, together with its successors and permitted assigns, called "HOLDINGS", (vi) MIDWEST GENERATION, LLC, a Delaware limited liability company, as the Facility Sublessee and as the Ground Lessor (herein, together with its successors and permitted assigns, called "MIDWEST"), (vii) MIDWEST FUNDING LLC, a Delaware limited liability company, as a lender (herein, together with its successors and permitted assigns, called the "LENDER") (viii) BAYERISCHE LANDESBANK INTERNATIONAL S.A., as issuer of the Midwest Letter of Credit (herein, together with its Successors, called the "MIDWEST LC ISSUER", (ix) BAYERISCHE LANDESBANK GIROZENTRALE, as issuer of the RCE Letter of Credit (herein, together with its successors, called the "RCE LC ISSUER") and (x) CITIBANK, N.A., a national banking association not in its individual capacity, except as expressly provided herein, but solely as holder representative under the Lessor Loan Agreement (herein in its capacity as


                          PARTICIPATION AGREEMENT (T1)
         holder representative, together with its successors and permitted assigns, called the "HOLDER REPRESENTATIVE").


                                   WITNESSETH:

                  WHEREAS, EME has entered into that certain Asset Sale Agree ment, dated as of March 22, 1999 (the "ASA") for the acquisition of certain electric generation and related assets located in the State of Illinois, including the fossil fuel-fired electric generating facility known as the Collins Station, consisting of two 554-megawatt (net) units and three 530-megawatt (net) units, located near the town of Morris, in Grundy County, Illinois;

                  WHEREAS, pursuant to the ASA, Midwest (i) as designee of EME, will acquire the ComEd Assets (except for the Facility) from ComEd and (ii) will cause ComEd to transfer the Undivided Interest directly to the Owner Lessor;

                  WHEREAS, Midwest will (i) lease the Ground Interest to the Owner Lessor pursuant to the Facility Site Lease, (ii) sub-sublease the Ground Interest from Collins Holdings pursuant to the Facility Site Sub-sublease, and
(iii) sublease the Undivided Interest from Collins Holdings pursuant to the Facility Sublease;

                  WHEREAS, the Owner Lessor will (i) lease the Ground Interest from Midwest pursuant to the Facility Site Lease, (ii) sublease the Ground Interest to Collins Holdings pursuant to the Facility Site Sublease and (iii) lease the Undivided Interest to Collins Holdings pursuant to the Facility Lease;

                  WHEREAS, Collins Holdings will (i) lease the Undivided Interest from the Owner Lessor pursuant to the Facility Lease, (ii) sublease the Undivided Interest to Midwest pursuant to the Facility Sublease, (iii) sublease the Ground Interest from the Owner Lessor pursuant to the Facility Site Sublease and (iv) sub-sublease the Ground Interest to Midwest pursuant to the Facility Site Sub-sublease;

                  WHEREAS, concurrently with the execution and delivery of this Agreement, the Equity Investor and Midwest have entered into the Purchase Agreement pursuant to which the Equity Investor will acquire from Midwest its membership interest in the Owner Participant;

                  WHEREAS, the Owner Participant has entered into the Trust Agreement, pursuant to which the Owner Participant has authorized the Owner Lessor to, among other things and subject to the terms and conditions thereof and hereof, (i) issue the Lessor Notes and sell such Lessor Notes to the Lender,
(ii) lease the Ground Interest from Midwest pursuant to the Facility Site Lease,
(iii) lease the Undivided Interest to Collins Holdings pursuant to the Facility Lease, (iv) sublease the Ground Interest to Collins Holdings pursuant to the Facility Site Sublease and (v) grant to the Holder Representative for the benefit of the Holders liens and security interests in the Trust Estate to secure the Owner Lessor's obligations with respect to the Lessor Notes;

                  WHEREAS, concurrently with the execution and delivery of this Agreement, the Lender has entered into the Funding LLC Financing Documents pursuant to which the Funding LLC Note Holders will purchase the Funding LLC Notes on the Closing Date from the Lender;

                  WHEREAS, the Owner Lessor will issue the Initial Lessor Notes to the Lender and grant to the Holder Representative liens and security interests in the Trust Estate to secure its obligations with respect to the Lessor Notes;

                  WHEREAS, concurrently with the execution and delivery of this Agreement, Holdings shall enter into the Holdings Guarantee for the benefit of the Owner Lessor;

                  WHEREAS, concurrently with the execution and delivery of this Agreement, Midwest shall enter into the Midwest Lessor Lease Guaranty for the benefit of the Owner Lessor and the Midwest OP Lease Guarantee for the benefit of the Owner Participant;

                  WHEREAS, concurrently with the execution and delivery of this Agreement, Midwest and the Midwest LC Issuer will enter into the Midwest LC Documents pursuant to which the Midwest LC Issuer will issue a Midwest Letter of Credit;

                  WHEREAS, concurrently with the execution and delivery of this Agreement, the Owner Lessor and the RCE LC Issuer will enter into the RCE LC Documents pursuant to which the RCE LC Issuer will issue an RCE Letter of Credit.

                  WHEREAS, the Lender will use the proceeds from the sale of the Funding LLC Notes to purchase the Initial Lessor Notes from the Owner Lessor;

                  WHEREAS, the OP Guarantor will guarantee the payment and performance obligations of the Owner Participant and the Equity Investor under the Operative Documents pursuant to the Owner Participant Guaranty; and

                  WHEREAS, the parties hereto desire to consummate the transactions contemplated hereby.

                  NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION I         DEFINITIONS; INTERPRETATION OF THIS PARTICIPATION AGREEMENT

                  The capitalized terms used in this Agreement, including the foregoing recitals, and not otherwise defined herein shall have the respective meanings specified in Appendix A hereto. The general provisions of Appendix A shall apply to terms used in this Agreement and specifically defined herein.

SECTION II        PARTICIPATION; CLOSING DATE; TRANSACTION COSTS

         SECTION 2.1 AGREEMENTS TO PARTICIPATE.

                  Subject to the terms and conditions of this Agreement, and in reliance on the agreements, representations and warranties made herein, the parties agree to participate in the transactions described in this SECTION 2.1 on the Closing Date as follows:

                           (a)      The Owner Participant will provide funds in
an amount sufficient to (i) fund the Equity Investment and (ii) pay the Transaction Costs which the Owner Lessor is responsible to pay pursuant to
SECTION 2.3(a) hereof (collectively, the "OWNER PARTICIPANT'S COMMITMENT");

                           (b)      The Owner Lessor will (i) issue the Initial
Lessor Notes, (ii) sell the Initial Lessor Notes to the Lender and (iii) grant to the Holder Representative, for the benefit of the Holders, CERTAIN liens and security interests in the Trust Estate to secure its obligations with respect to the Lessor Notes;

                           (c)      The Lender will (i) issue the Funding LLC
Notes (for an amount sufficient to fund the Lender's Commitment) and (ii) use the proceeds of such issuance to purchase the Initial Lessor Notes from the Owner Lessor (the "LESSOR LOANS");

                           (d)      The Owner Lessor will use the proceeds of
the (i) Equity Commitment and (ii) the Lessor Loans to pay (x) the Purchase Price for the Undivided Interest to ComEd and (y) the Transaction Costs which the Owner Lessor is responsible to pay pursuant to SECTION 2.3(a) hereof;

                           (e)      Midwest will (i) acquire the Other
Facilities from ComEd pursuant to the Bill of Sale and Instrument of Assignment on the terms and conditions set forth in the ASA and (ii) will cause ComEd to transfer the Undivided Interest directly to the Owner Lessor by issuing the Facility Deed and a Bill of Sale to the Owner Lessor;

                           (f)      The Owner Lessor and Collins Holdings will
enter into the Facility Lease, pursuant to which the Owner Lessor will lease the Undivided Interest to Collins Holdings and Collins Holdings will lease the Undivided Interest from the Owner Lessor;

                           (g)      Collins Holdings and Midwest will enter into
a Facility Sublease, pursuant to which Collins Holdings will sublease the Undivided Interest to Midwest and Midwest will sublease the Undivided Interest from Collins Holdings;

                           (h)      Midwest will (i) acquire the Facility Site
from ComEd pursuant to the Land Deed and the Bill of Sale and Instrument of Assignment on the terms and conditions set forth in the ASA and (ii) will enter into the Facility Site Lease with the Owner Lessor, pursuant to which Midwest will lease the Ground Interest to the Owner Lessor and the Owner Lessor will lease the Ground Interest from Midwest;

                           (i)      The Owner Lessor and Collins Holdings will
enter into the Facility Site Sublease, pursuant to which the Owner Lessor will sublease the Ground Interest to Collins Holdings and Collins Holdings will sublease the Ground Interest from the Owner Lessor;

                           (j)      Collins Holdings and Midwest will enter into
the Facility Site Sub-sublease, pursuant to which Collins Holdings will sub-sublease the Ground Interest to Midwest and Midwest will sub-sublease the Ground Interest from Collins Holdings;

                           (k)      Midwest and the Equity Investor will enter
into the Purchase Agreement, pursuant to which Midwest will sell its membership interest in the Owner Participant to the Equity Investor and the Equity Investor will purchase Midwest's membership interest in the Owner Participant from Midwest;

                           (l)      The OP Guarantor will guarantee the
performance and payment obligations of the Owner Participant and the Equity Investor under the Operative Documents pursuant to the Owner Participant Guaranty;

                           (m)      Holdings will enter into the Holdings
Guarantee and Letter of Credit Guarantee;

                           (n)      The Owner Lessor and RCE LC Issuer will
enter into the RCE Documents and the RCE LC Issuer will issue the RCE Letters of Credit;

                           (o)      Midwest and the Midwest LC Issuer will enter
into the Midwest LC Documents and the Midwest LC Issuer will issue the Midwest Letters of Credit.

                           (p)      Midwest will enter into the Midwest Lessor
Lease Guaranty and the Midwest OP Lease Guaranty;

                           (q)      The Owner Participant, Collins Holdings and
Midwest will enter into the Tax Indemnity Agreement;

                           (r)      The Owner Lessor will pay all Transaction
Costs which the Owner Lessor is responsible to pay pursuant to SECTION 2.3 hereof; and

                           (s)      the parties will enter into the agreements
referred to above and the other Operative Documents, in each case, in substantially the form attached hereto.

         SECTION 2.2 CLOSING DATE; PROCEDURE FOR PARTICIPATION.

                           (a)      CLOSING DATE. The closing of the
transactions contemplated hereby (the "CLOSING") shall take place after 10:00 a.m., New York City time, on the Scheduled Closing Date or such other date as the parties hereto shall mutually agree (the "CLOSING DATE"), at the offices of SASM&F, 919 Third Avenue, New York, New York 10022.

                           (b)      PROCEDURES FOR FUNDING. Unless the Closing
Date shall have been postponed pursuant to SECTION 2.2(c), subject to the terms and conditions of this Agreement, the Owner Participant and the Lender shall, not later than 10:00 a.m., New York City time, on the Business Day immediately preceding the Scheduled Closing Date (the "FUNDING DATE"), by transferring or delivering the following amounts, in funds immediately available on the Scheduled Closing Date pursuant to the terms of the Funding Agreement:

                                    (i)      The Owner Participant shall make
         the Owner Participant's Commitment available for the purpose of providing (a) the funds needed to pay Transaction Costs required to be paid by the Owner Lessor in accordance with the terms hereof and
         (b) a portion of the funds necessary to pay the Purchase Price in an amount equal to the Equity Investment, which equity contribution shall be held in trust for the benefit of the Owner Participant (x) until such Transaction Costs and Purchase Price are paid in accordance with the terms hereof or (y) as otherwise agreed in writing by the parties hereto (or, in the event that the Closing is postponed, to be held or returned in accordance with the terms of the Funding Agreement);

                                    (ii)     Pursuant to the terms and
         conditions of the Lessor Loan Agreement, the Lender shall make the Lessor Loan to the Owner Lessor by purchasing the Lessor Notes from the Owner Lessor for an amount equal to the Lender's Commitment, the proceeds of the Lessor Loan to be held in trust for the benefit of the Lender (x) until such proceeds are applied to payment of the Purchase Price in accordance with the terms hereof or (y) as otherwise agreed in writing by the parties hereto (or, in the event that the Closing is postponed, to be held or returned in accordance with the terms of the Funding Agreement); and

                                    (iii)    Pursuant to the terms of the ASA,
         the proceeds of the Equity Investment and the Lessor Loan will be used to pay the Purchase Price for the Undivided Interest.

                           (c)      POSTPONEMENT OF THE CLOSING. The Scheduled
Closing Date may be postponed from time to time for any reason if Midwest gives the Owner Participant, the Owner Lessor, the Owner Trustee, and the Holder Representative a telex, telegraphic, facsimile or telephonic (confirmed in writing) notice of such postponement and notice of the date to which the Closing has been postponed, such notice of postponement to be received by each party no later than 10:00 a.m., New York City time, on the Business Day immediately preceding the Scheduled Closing Date. If, prior to receipt of a postponement notice under this SECTION 2.2(c), the Owner Participant or the Lender shall have provided funds in accordance with SECTION 2.2(b), such funds shall be returned to the Owner Participant or the Lender, as applicable, as soon as reasonably practicable, but in no event later than the Business Day, following the Scheduled Closing Date, unless the Owner Participant or the Lender shall have otherwise directed.

                           (d)      EXPIRATION OF COMMITMENTS. The obligations
of the parties hereto shall expire at 11:59 p.m., New York City time, on February 28, 2000. If the

Closing Date has not occurred on or before February 28, 2000, the parties hereto shall have no obligation to consummate the transactions contemplated under this Agreement and, except as provided in SECTIONS 2.3, 14.1 and 14.2, all obligations of the Lease Financing Parties shall cease and terminate.

         SECTION 2.3 TRANSACTION COSTS.

                           (a)      If the transactions contemplated by this
Agreement are consummated, all Transaction Costs not to exceed the Maximum Transaction Costs, which shall be substantiated by an appropriate invoice or otherwise supported in reasonable detail, shall be paid by the Owner Lessor with the funds provided by the Owner Participant pursuant to SECTION 2.2(b) above. Midwest shall be responsible for Transac tion Costs in excess of the Maximum Transaction Costs. All other fees, costs and expenses incurred by the parties hereto shall be for their respective accounts whether or not the Overall Transaction is consummated.

                           (b)      Following the Closing Date, Collins
Holdings, as the Facility Lessee, will be responsible for, and will pay as Supplemental Lease Rent at no after-tax cost to the Owner Lessor (i) the annual administration fees, if any, (ii) fees and expenses of the Owner Trustee, (iii) Incidental Costs and (iv) other fees and costs (but in no event interest or principal) payable with respect to the Lessor Notes (other than costs, fees and expenses associated with or resulting from a Lessor Loan Event of Default which is not a Lease Event of Default).

SECTION III       REPRESENTATIONS AND WARRANTIES

         SECTION 3.1 REPRESENTATIONS AND WARRANTIES OF MIDWEST. Midwest represents and warrants that, as of the Closing Date:

                           (a)      ORGANIZATION; POWER. Midwest (i) is a
Delaware limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) is duly qualified to do business and in good standing in each jurisdiction where the nature of its business requires such qualification, and (iii) has all requisite power and authority and holds all material requisite Governmental Approvals to enter into and perform its obligations under this Agreement and each of the other Operative Documents to which it is or will be a party and to conduct the business of owning and operating the ComEd Assets and the sale and marketing of wholesale electric power and other products and service related thereto, except, with respect to clauses (ii) and (iii) above, where failure to be so qualified or be in good standing or the failure to obtain such Governmental Approvals would not, individually or in the aggregate, cause a Material Adverse Effect on Midwest. All of the equity interest in Midwest is owned by Holdings.

                           (b)      DUE AUTHORIZATION; NON-CONTRAVENTION. The
execution, delivery and performances of this Agreement and each of the Operative Documents to which it is or will be a party have been or when executed and delivered will be duly authorized by all necessary company action and do not and will not:

                                    (i)      contravene the Organic Documents of
         Midwest;

                                    (ii)     contravene any Requirement of Law
         or Contractual Obligation, binding on or affecting Midwest; or

                                    (iii)    result in, or require the creation
         or imposition of, any Lien (other than pursuant to the Operative Documents) on any of the properties of Midwest.

                  In case of clauses (ii) and (iii), except where such contravention, creation or imposition would not result in a Material Adverse Effect on Midwest.

                           (c)      GOVERNMENT APPROVALS. (i) As of the Closing
Date, all Governmental Approvals required in connection with the execution and delivery of, or the transactions contemplated by, this Agreement and the other Operative Documents to which Midwest is a party and the conduct of the business by Midwest are listed on SCHEDULE 3.1 (c) and have been duly obtained or made and are in full force and effect, in each case, other than (a) as may be required under existing Requirements of Law to be obtained, given, accomplished or renewed at any time after the Closing Date or from time to time after the Closing Date in connection with the maintenance or operation of the Facility,
(b) which are routine in nature and which cannot be obtained and such failure to obtain would not result in a Material Adverse Effect on Midwest, or are not normally applied for, prior to the time they are required, and which Midwest has no reason to believe will not be timely obtained, (c) as may be required in connection with any refinancing of the Lessor Notes or the issuance of Additional Lessor Notes, (d) as may be required in consequence of any transfer of the Beneficial Interest or any transfer of ownership of the Undivided Interest or the Trust Estate by the Owner Lessor or any relinquishment of the use or operation of the Undivided Interest by Midwest and (e) filing and recording to perfect the Lien of the Holder Representative, and the ownership and leasehold interests conveyed pursuant to this Agreement to the extent arrangements have been made satisfactory to the Owner Participant, the Owner Lessor and the Holder Representative. Except as noted in Part B of SCHEDULE 3.1
(c), all Governmental Approvals that have been obtained pursuant to the first sentence of this SECTION 3.1(c) are final and any period for the filing of notice of rehearing or application for judicial review of the issuance of each such Governmental Approval has expired without any such notice or application having been made. No such Governmental Approval is the subject of any pending or, except as indicated in PART C of SCHEDULE 3.1 (c), threatened judicial or administrative proceeding.

                                    (ii)     As of the Closing Date, all
         consents and approvals required to be obtained from Persons other than Governmental Authorities in connections with the transactions contemplated by the Operative Documents and the ASA have been obtained and are in full force and effect, other than such consents or approvals the failure of which to obtain, would not, individually or in the aggregate, result in a Material Adverse Effect on Midwest.

                           (d)      ACCURACY OF INFORMATION. (i) All factual
information listed on SCHEDULE 3.1(d) (other than projection and "forward-looking" information) is true and materially accurate in every material respect on the date as of which such information is dated or certified, and to the knowledge of Midwest, such information is not incomplete by omitting to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

                                    (ii)     All projections and other "forward-
         looking" information heretofore or contemporaneously furnished by Midwest and its Affiliates in writing to the Owner Participant, the OP Guarantor, the Owner Lessor, the Holder Representative, the Lender and any of the Funding LLC Note Holders for purposes of this Agreement or the transactions contemplated by the other Operative Documents were prepared in good faith and are based on reasonable assumptions.

                           (e)      VALIDITY. Each of the Operative Documents to
which Midwest is a party constitutes, or, upon the due execution and delivery thereof by Midwest, will constitute, the legal, valid and binding obligation of Midwest enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity and except as indicated in the legal opinion of SASM&F delivered pursuant to SECTION 4.21 hereof).

                           (f)      COMPLIANCE WITH REQUIREMENTS OF LAW. Midwest
is in compliance with all Requirements of Law (including ERISA and regulations of the Federal Reserve System) and Contractual Obligations applicable to it, except to the extent that failure to so comply would not result in a Material Adverse Effect on Midwest.

                           (g)      MARGIN REGULATION. Midwest is not engaged in
the business of extending credit for the purposes of purchasing or carrying margin stock, and no proceeds of the Lessor Notes and the Equity Investment as contemplated by this Agreement and the other Operative Documents will be used for a purpose which violates, or would be inconsistent with, the Regulations T, U and X of the Federal Reserve System. Terms for which meanings are provided in the Regulations T, U and X of the Federal Reserve System or any regulations substituted therefor, as from time to time in effect, are used in this SECTION 3.1 with such meanings.

                           (h)      LITIGATION. There is no pending or, to the
knowledge of Midwest, threatened, action, suit, investigation or proceeding or labor controversy against Midwest or any of its properties, business, assets or revenues or affecting any Governmental Approval before any Governmental Authority which, if determined adversely to Midwest (taking into account any insurance proceeds payable under a policy where the insurer has accepted coverage without any reservations), would result in a Material Adverse Effect on Midwest.

                                    (i)      TITLE; LIENS. (i) Midwest has good,
         clear, marketable record fee title in the Facility Site, free and clear of all Liens, encumbrances or title defects other than Permitted Encumbrances and Lease Permitted Liens.

                                    (ii)     Upon execution and delivery of the
         Operative Documents and recording of the instruments referred to in
         SCHEDULE 4.19, good, clear, record and valid leasehold interest in the Ground Interest will be duly, validly and effectively conveyed to the Owner Lessor upon the terms and conditions in the Facility Site Lease, free and clear of all Liens, encumbrances or title defects other than Permitted Encumbrances and Lease Permitted Liens.

                                    (iii)    Giving effect to the transaction
         contemplated by the ASA and upon execution and delivery of the Operative Documents, good, clear, record and marketable fee simple title to the Undivided Interest will be duly, validly and effectively conveyed to the Owner Lessor, free and clear of all Liens, encumbrances or title defects other than Permitted Encumbrances and Lease Permitted Liens.

                                    (iv)     None of the Permitted Encumbrances
         and Lease Permitted Liens will, on and after the Closing, materially interfere with the use, operation or possession of the Facility (as contemplated by the Operative Documents) or the use of or the exercise by the Owner Lessor of its rights under the Facility Site Lease with respect to the Facility.

                           (j)      TITLE, LIENS. Midwest has good and
marketable title to, or a valid leasehold in or other enforceable interest in, all properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights) purported to be owned, leased or held by it, free and clear of all Liens, encumbrances or title defects, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except Permitted Encumbrances and Permitted Liens.

                           (k)      TAX RETURNS. Midwest has filed all federal,
state and local tax returns and reports required by law to have been filed by it and has paid all Taxes shown to be due and payable on such returns or pursuant to any assessment received by it (other than Taxes and assessments which are being diligently contested in good faith by Midwest and with respect to which adequate reserves have to the extent required by GAAP been set aside on its books).

                           (l)      INVESTMENT COMPANY ACT. Midwest is not
subject to any regulation as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                           (m)      HOLDING COMPANY ACT. (i) Midwest is an
"exempt wholesale generator" under PUHCA, is interconnected with the high voltage network and has access to transmission services and ancillary services to sell wholesale electric power, and has the authority to sell wholesale electric power at market-based rates.

                                    (ii)     Midwest is not subject to (i)
         regulation as a "holding company", a "public utility company" or a "subsidiary company" or an "affiliate" of a "holding company" required to register under PUHCA or (ii) public utility regulation or regulation as an alternative retail electric supplier under the laws of the State of Illinois.

                           (n)      ENVIRONMENTAL WARRANTIES. Except as has not
or would not, individually or in the aggregate, result in a Material Adverse Effect on Midwest:

                                    (i)      (A) To the knowledge of Midwest,
         all facilities and property owned, leased or operated by Midwest have been, and continue to be, owned, leased or operated in compliance with all applicable Environmental Laws and (B) Midwest is and has been in compliance with all applicable Environmental Laws.

                                    (ii)     There are no pending or, to the
         knowledge of Midwest, threatened Environmental Claims involving or against Midwest.

                                    (iii)    Midwest has obtained (or will
         obtain in due course promptly after the Closing Date) and is in compliance with all Governmental Approvals required under any applicable Environmental Law necessary for its business and, with respect to the Governmental Approvals not obtained by the Closing Date,
         (a) Midwest has no reason to believe that such approvals will not be timely obtained and (b) the failure to have obtained such Governmental Approvals by the Closing Date will not result in a Material Adverse Effect on Midwest.

                                    (iv)     No property owned, leased or
         operated by Midwest is listed or, to the knowledge of Midwest, is proposed for listing on the National Priorities List pursuant to any Environmental Law, on the CERCLIS or on any similar state or local list of sites requiring investigation or clean-up.

                                    (v)      To the knowledge of Midwest, no
         Environmental Conditions exist at, on, under or about any property owned, operated or leased by Midwest which, with the passage of time, or the giving of notice or both, would give rise to any Environmental Claim.

                                    (vi)     Other than as provided in the ASA,
         Midwest has not assumed or retained, by contract or operation of law, any liabilities of any kind, fixed or contingent, known or unknown, under any applicable Environmental Law.

                           (o)      YEAR 2000.  The computer and management
information systems of Midwest which are material to its business taken as a whole are Year 2000 Ready.

                           (p)      PENSION AND WELFARE PLANS.  During the
consecutive twelve-month period prior to each date as of which the following representations are made or deemed made, no steps have been taken to terminate any Pension Plan; no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA or
Section 412 of the Code; no condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by Midwest or any member of the Controlled Group of any material liability (other than liabilities incurred in the ordinary course of maintaining the Pension Plan), fine or penalty and none of the following events or conditions, either individually or in the aggregate, has resulted or is reasonably likely to result in a material liability to Midwest or any member of the Controlled Group: (i) a Reportable Event; (ii) a complete or partial withdrawal from any Multiemployer Plan by

Midwest or any member of the Controlled Group; (iii) any liability of Midwest or any member of the Controlled Group under ERISA if Midwest or any member of the Controlled Group were to withdraw completely from all Multiemployer Plans as of the annual valuation date most closely preceding the date on which this representation is made or deemed made; or (iv) the Reorganization or Insolvency of any Multiemployer Plan. Neither Midwest nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan which could reasonably be expected to have a Material Adverse Effect on Midwest, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

                           (q)      LOCATION OF CHIEF EXECUTIVE OFFICE AND
PRINCIPAL PLACE OF BUSINESS, ETC. The chief executive office and principal place of business of Midwest and the office where Midwest keeps its corporate records concerning the Facility, the Facility Site and the Operative Documents is located at One Finance Place, 440 South LaSalle Street, Suite 3500, Chicago, Illinois 60605.

                           (r)      ACCESS; EGRESS.  Midwest has sufficient
access to public roads, easements of ingress and egress and other rights of access to permit use and operation of the Facility and the Facility Site as contemplated by the Operative Documents.

                           (s)      ABILITY TO DELIVER POWER.  Midwest has
rights necessary to deliver power to the point of interconnection to the electricity grid.

                           (t)      POWER SALES AGREEMENTS AND OTHER CONTRACTS.
There are no contracts or agreements providing for sales of power and ancillary services produced by the Facility or for the use and operation of the Facility that have a term which extends beyond the expiration of the Basic Lease Term other than the Interconnection Agreements.

                           (u)      UTILITY SERVICES.  The Facility and the
Facility Site have available all public utility necessary services for the use and operation of the Facility as currently being used and as contemplated by the Operative Documents.

                           (v)      SUBDIVISION.  No subdivision is necessary
in connection with the transaction contemplated by Operative Documents.

                           (w)      ADEQUATE RIGHTS.  Based upon Requirements of
Law in effect on the Closing Date, the rights and interests made, or to be made available to the Owner Lessor or its permitted transferees pursuant to the Operative Documents, together with the rights of the Owner Lessor as owner of the Undivided Interest, are sufficient to permit the following actions by the Owner Lessor or any such permitted transferee following the expiration or termination of the Facility Lease: (i) the occupation, interconnection, maintenance and repair of the Facility, (ii) the use, operation and possession of the Facility, (iii) the construction, use, operation, possession, maintenance and renewal of all modifications, additions, improvements, replacements and substitutions thereof and thereto, (iv) appropriate ingress to and egress from the Facility for any reasonable purpose in connection with the exercise of rights under the Operation Agreement and such Person's interest in the Facility, (v) access to the off-site unloading dock, transportation and storage areas for fuel handling, storage and transportation and access to the off-site lake for water-cooling, (vi) transmission of the electric energy and ancillary services provided by the Facility to the nearest point of interconnection to the relevant electricity grid and (vii) the disposal of by-products and waste from the Facility.

                           (x)      RETURN ACCEPTANCE TESTS.  Midwest has no
reason to believe that the Facility will not be able to satisfy the return conditions set forth in SECTION 5 of the Facility Lease as of the expiration of the Facility Lease Term if the Facility is maintained in accordance with Section 7 of the Facility Lease.

                           (y)      REPRESENTATIONS OF COLLINS HOLDINGS.  The
representations of Collins Holdings set forth in Section 3.3 hereof are true and correct.

                           (z)      NO DEFAULTS. NO EVENT OF LOSS.  No Lease
Event of Default, Material Lease Default or event that with the passage of time or notice or both would constitute a Lease Event of Default has occurred or will occur upon execution and delivery of the Operative Documents. No Event of Loss has occurred or will occur upon the execution and delivery of the Operative Documents.

         SECTION 3.2 REPRESENTATIONS AND WARRANTIES OF HOLDINGS. Holdings represents and warrants that, as of the Closing Date:

                           (a)      PRO-FORMA FINANCIAL STATEMENTS.  The pro
forma financial statements furnished by Holdings to the Funding LLC Note Holders, the Owner Lessor, the Owner Participant and the Holder Representative on and as of the Closing Date (i) are based on reasonable assumptions as to all legal and factual matters material to the estimates set forth therein and (ii) such assumptions were developed and utilized consistently and in good faith.

                           (b)      ORGANIZATION; POWER.  Holdings (i) is a
Delaware corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) is duly qualified to do business and in good standing in each jurisdiction where the nature of its business requires such qualification, and (iii) has all requisite power and authority and holds all material requisite Governmental Approvals to enter into and perform its obligations under this Agreement and each of the other Operative

Documents to which it is or will be a party and to conduct its business as currently conducted and currently expected to be conducted, except, with respect to clauses (ii) and (iii) above, where failure to be so qualified or be in good standing or the failure to obtain such Governmental Approvals would not, individually or in the aggregate, cause a Material Adverse Effect on Holdings. All of the equity interest in Holdings is owned by MGE.

                           (c)      DUE AUTHORIZATION; NON-CONTRAVENTION.  The
execution, delivery and performances of this Agreement and each of the Operative Documents to which it is or will be a party have been or when executed and delivered will be duly authorized by all necessary company action and do not and will not:

                           (i)      contravene the Organic Documents of
                  Holdings;

                           (ii) contravene any Requirement of Law or Contractual Obligation, binding on or affecting Holdings; or

                           (iii) result in, or require the creation or imposition of, any Lien (other than pursuant to the Operative Documents) on any of the properties of Holdings.

                  In case of clauses (ii) and (iii), except where such contravention, creation or imposition would not result in a Material Adverse Effect on Holdings.

                           (d)      GOVERNMENT APPROVALS.  (i)  As of the
Closing Date, all Governmental Approvals required in connection with the execution and delivery of, or the transactions contemplated by, this Agreement and the other Operative Documents to which Holdings is a party and the conduct of the business by Holdings are listed on SCHEDULE 3.2 (d) and have been duly obtained or made and are in full force and effect, in each case, other than (A) as may be required under existing Requirements of Law to be obtained, given, accomplished or renewed at any time after the Closing Date or from time to time after the Closing Date in connection with the transactions contemplated by the Operative Documents and (B) which are routine in nature and which cannot be obtained and such failure to obtain would not result in a Material Adverse Effect on Holdings, or are not normally applied for, prior to the time they are required, and which Holdings has no reason to believe will not be timely obtained. Except as noted in Part B of SCHEDULE 3.2 (d), all Governmental Approvals that have been obtained pursuant to the first sentence of this SECTION 3.2(d) are final, and any period for the filing of notice of rehearing or application for judicial review of the issuance of each such Governmental Approval has expired without any such notice or application having been made. No such Governmental Approval is the subject of any pending or, except as indicated in PART C of SCHEDULE 3.2 (d), threatened judicial or administrative proceeding.

                           (ii) As of the Closing Date, all consents and approvals required to be obtained from Persons other than Governmental Authorities in connection with the transactions contemplated by the Operative Documents and the ASA have been obtained and are in full force and effect, other than such consents or approvals the failure of which to obtain, would not, individually or in the aggregate, result in a Material Adverse Effect on Holdings.

                           (e)      ACCURACY OF INFORMATION.  (i)  All factual
information listed on SCHEDULE 3.2(e) (other than projections and "forward-looking" information) is true and materially accurate in every material respect on the date as of which such information is dated or certified, and to the knowledge of Holdings, such information is not incomplete by omitting to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

                  (ii) All projections and other "forward-looking" information heretofore or contemporaneously furnished by Holdings and its Affiliates in writing to the Owner Participant, the OP Guarantor, the Owner Lessor, the Holder Representative, the Lender and any of the Funding LLC Note Holders for purposes of this Agreement or the transactions contemplated by the other Operative Documents were prepared in good faith and are based on reasonable assumptions.

                           (f)      VALIDITY. Each of the Operative Documents to
which Holdings is a party constitutes, or, upon the due execution and delivery thereof by Holdings, will constitute, the legal, valid and binding obligation of Holdings enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity and except as indicated in the legal opinion of SASM&F delivered pursuant to SECTION 4.21 hereof).

                           (g)      COMPLIANCE WITH REQUIREMENTS OF LAW.
Holdings is in compliance with all Requirements of Law (including ERISA and regulations of the Federal Reserve System) and Contractual Obligations applicable to it, except to the extent that failure to so comply would not result in a Material Adverse Effect on Holdings.

                           (h)      MARGIN REGULATION. Holdings is not engaged
in the business of extending credit for the purposes of purchasing or carrying margin stock, and no proceeds of the Lessor Notes and the Equity Investment as contemplated by this Agreement and other Operative Documents will be used for a purpose which violates, or would be inconsistent with, the Regulations T, U and X of the Federal Reserve System. Terms for which meanings are provided in the Regulations T, U and X of the Federal

Reserve System or any regulations substituted therefor, as from time to time in effect, are used in this SECTION 3.2 with such meanings.

                           (i)      LITIGATION. There is no pending or, to the
knowledge of Holdings, threatened, action, suit, Environmental Claim, investigation, proceeding or labor controversy against Holdings or any of its properties, business, assets or revenues or affecting any Governmental Approval before any Governmental Authority hereto which, if determined adversely to Holdings (taking into account any insurance proceeds payable under a policy where the insurer has accepted coverage without any reservations), would result in a Material Adverse Effect on Holdings.

                           (j)      TITLE, LIENS. Holdings has good and
marketable title to, or a valid leasehold in or other enforceable interest in, all properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights) purported to be owned, leased or held by it, free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except Permitted Liens.

                           (k)      TAX RETURNS. Holdings has filed all federal,
state and local tax returns and reports required by law to have been filed by it and has paid all Taxes shown to be due and payable on such returns or pursuant to any assessment received by it (other than Taxes and assessments which are being diligently contested in good faith by Holdings by appropriate proceedings and with respect to which adequate reserves have to the extent required by GAAP been set aside on its books).

                           (l)      INVESTMENT COMPANY ACT. Holdings is not
subject to regulation as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                           (m)      HOLDING COMPANY ACT. Holdings is not subject
to (i) regulation as a "holding company," a "public utility company," or a "subsidiary company" or an "affiliate " of a "holding company" required to register under PUHCA or (ii) public utility regulation or regulation as an alternative retail electric supplier under the laws of the State of Illinois.

                           (n)      YEAR 2000. The computer and management
information systems of Holdings which are material to its business taken as a whole are Year 2000 Ready.

                           (o)      PENSION AND WELFARE PLANS. During the
consecutive twelve-month period prior to each date as of which the following representations are made or deemed made, no steps have been taken to terminate any Pension Plan; no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA or Section 412 of the Code; no condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by Holdings or any member of the Controlled Group of any material liability (other than liabilities incurred in the ordinary course of maintaining the Pension
Plan), fine or penalty and none of the following events or conditions, either individually or in the aggregate, has resulted or is reasonably likely to result in a material liability to Holdings or any member of the Controlled Group: (i) a Reportable Event; (ii) a complete or partial withdrawal from any Multiemployer Plan by Holdings or any member of the Controlled Group; (iii) any liability of Holdings or any member of the Controlled Group under ERISA if Holdings or any member of the Controlled Group were to withdraw completely from all Multiemployer Plans as of the annual valuation date most closely preceding the date on which this representation is made or deemed made; or (iv) the Reorganization or Insolvency of any Multiemployer Plan. Neither Holdings nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan which could reasonably be expected to have a Material Adverse Effect on Holdings, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

                           (p)      LOCATION OF CHIEF EXECUTIVE OFFICE AND
PRINCIPAL PLACE OF BUSINESS, ETC. The chief executive office and principal place of business of Holdings and the office where Holdings keeps its corporate records is located at 18101 Von Karman Avenue, Suite 1700, Irvine, California 92612.

         SECTION 3.3 REPRESENTATIONS AND WARRANTIES OF COLLINS HOLDINGS. Collins Holdings represents and warrants that, as of the Closing Date:

                           (a)      ORGANIZATION; POWER. Collins Holdings (i) is
a Delaware limited liability company, duly organized, validly existing and is in good standing under the laws of the State of Delaware, (ii) is duly qualified to do business and is in good standing in each jurisdiction where the nature of its business requires such qualification, and (iii) has all requisite power and authority and holds all material requisite Governmental Approvals to enter into and perform its obligations under this Agreement and each of the other Operative Documents to which it is or will be a party, except, with respect to clauses
(ii) and (iii) above, where failure to be so qualified or be in good standing or the failure to obtain such Governmental Approvals would not, individually or in the aggregate, cause a Material Adverse Effect on Collins Holdings. All of the membership interest in Collins Holdings is owned by MGE.

                           (b)      DUE AUTHORIZATION; NON-CONTRAVENTION.  The
execution, delivery and performance of this Agreement and each of the Operative Documents to which it is or will be a party have been or when executed and delivered will be duly authorized by all necessary company action and do not and will not:

                                    (i)      contravene the Organic Documents of
         Collins Holdings;

                                    (ii)     contravene any Requirement of Law
         or Contractual Obligation, binding on or affecting Collins Holdings; or

                                    (iii)    result in, or require the creation
         or imposition of, any Lien (other than pursuant to the Operative Documents) on any of the properties of Collins Holdings.

                  In case of clauses (ii) and (iii), except where such contravention, creation or imposition would not result in a Material Adverse Effect on Collins Holdings.

                           (c)      VALIDITY. Each of the Operative Documents to
which Collins Holdings is a party constitutes, or, upon the due execution and delivery thereof by Collins Holdings, will constitute, the legal, valid and binding obligation of Collins Holdings enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity and except as indicated in the legal opinion of SASM&F delivered pursuant to SECTION 4.21 hereof).

                           (d)      GOVERNMENT APPROVALS. As of the Closing
Date, all Governmental Approvals required in connection with the transactions contemplated by this Agreement and the other Operative Documents to which Collins Holdings is a party and the conduct of business by Collins Holdings are listed on SCHEDULE 3.3 (d) and have been duly obtained or made and are in full force and effect, in each case, other than (i) as may be required under existing Requirements of Law to be obtained, given, accomplished or renewed at any time after the Closing Date or from time to time after the Closing Date in connection with the maintenance or operation of the Facility, (ii) which are routine in nature and which cannot be obtained and such failure to obtain would not result in a Material Adverse Effect on Collins Holdings, or are not normally applied for, prior to the time they are required, and which Collins Holdings has no reason to believe will not be timely obtained, (iii) as may be required in connection with any refinancing of the Lessor Notes or the issuance of Additional Lessor Notes, (iv) as may be required in consequence of any transfer of the Beneficial Interest or any transfer of ownership of the Undivided Interest or the Trust Estate by the Owner Lessor or any relinquishment of the use or operation of the Undivided Interest by Collins Holdings and (v) appropriate filing and recording to perfect the Lien of the Holder Representative, and the ownership and leasehold interests conveyed pursuant to this Agreement to the extent arrangements have been made satisfactory to the Owner Participant, the Owner Lessor and the Holder Representative. Except as noted in Part B of SCHEDULE 3.3 (d), all Governmental Approvals that have been obtained pursuant to the first sentence of this
SECTION 3.3(d) are final and any period for the filing of notice of rehearing or application for judicial review of the issuance of each such Governmental Approval has expired without any such notice or application having been made. No such Governmental Approval is the subject of any pending or, except as indicated in PART C of SCHEDULE 3.3 (d) threatened judicial or administrative proceeding.

                           (e)      COMPLIANCE WITH REQUIREMENTS OF LAW. Collins
Holdings is in compliance with all Requirements of Law (including ERISA and regulations of the Federal Reserve System) and Contractual Obligations applicable to it, except to the extent that failure to so comply would not result in a Material Adverse Effect on Collins Holdings.

                           (f)      MARGIN REGULATION. Collins Holdings is not
engaged in the business of extending credit for the purposes of purchasing or carrying margin stock, and no proceeds of the Lessor Notes and the Equity Investment as contemplated by this Agreement and other Operative Documents will be used for a purpose which violates, or would be inconsistent with, the Regulations T, U and X of the Federal Reserve System. Terms for which meanings are provided in the Regulations T, U and X of the Federal Reserve System or any regulations substituted therefor, as from time to time in effect, are used in this SECTION 3.3 with such meanings.

                           (g)      LITIGATION. There is no pending or, to the
knowledge of Collins Holdings, threatened, action, suit, Environmental Claim, investigation or proceeding or labor controversy against Collins Holdings or any of its properties, business, assets or revenues or affecting any Governmental Approval before any Governmental Authority hereto which, if determined adversely to it (taking into account any insurance proceeds payable under a policy where the insurer has accepted coverage without any reservations), would result in a Material Adverse Effect on Collins Holdings.

                           (h)      TITLE; LIENS. Collins Holdings has good and
marketable title to, or a valid leasehold in or other enforceable interest in, all properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights) purported to be owned, leased or held by it, free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except Permitted Encumbrances and Lease Permitted Liens.

                           (i)      TAX RETURNS. Collins Holdings has filed all
federal, state and local tax returns and reports required by law to have been filed by it and has paid all

Taxes shown to be due and payable on such returns or pursuant to any assessment received by it.

                           (j)      INVESTMENT COMPANY ACT. Collins Holdings is
not subject to any regulation as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                           (k)      HOLDING COMPANY ACT. Collins Holdings is not
subject to (i) regulation as a "holding company" or a "subsidiary company" or an "affiliate " of a "holding company" required to register under PUHCA or (ii) public utility regulation under the laws of the State of Illinois.

                           (l)      YEAR 2000. The computer and management
information systems of Collins Holdings which are material to its business taken as a whole are Year 2000 Ready.

                           (m)      LOCATION OF CHIEF EXECUTIVE OFFICE AND
PRINCIPAL PLACE OF BUSINESS, ETC. The chief executive office and principal place of business of Collins Holdings and the office where Collins Holdings keeps its corporate records is located at One Financial Place, 440 South LaSalle Street, Suite 3500, Chicago, IL 60605.

         SECTION 3.4 REPRESENTATIONS AND WARRANTIES OF THE OWNER LESSOR. The Owner Lessor represents and warrants that as of the Closing Date:

                           (a)      DUE ORGANIZATION. The Owner Lessor is a duly
organized and validly existing "business trust" as such term is defined in 12 Del. C. Section 3801 (a) under the laws of the State of Delaware of which the Owner Participant is the beneficial owner, and has the power and authority to enter into and perform its obligations under this Agreement and each of the other Operative Documents to which it is or will be a party.

                           (b)      DUE AUTHORIZATION, ENFORCEABILITY; ETC. (i)
This Agreement and each of the other Operative Documents (other than the Lessor Notes) to which the Owner Lessor is or will be a party has been or when executed and delivered will be duly authorized, executed and delivered by the Owner Lessor, and assuming the due authorization, execution and delivery of this Agreement by each party hereto other than the Owner Lessor, this Agreement constitutes, and when executed and delivered each of the other Operative Documents (other than the Lessor Notes) to which it is or will be a party, will be the legal, valid and binding obligations of the Owner Lessor, enforceable against the Owner Lessor in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity.

                                    (ii)     Upon the execution of the Lessor
         Notes by the Owner Lessor and delivery of such Lessor Notes against payment therefor, the Lessor Notes will constitute legal, valid and binding obligations of the Owner Lessor, enforceable against the Owner Lessor in accordance with their terms, except as the same may be limited by bank ruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity.

                           (c)      NON-CONTRAVENTION. The execution and
delivery by the Owner Lessor of this Agreement and the other Operative Documents to which it is or will be a party, the consummation by the Owner Lessor of the transactions contemplated hereby and thereby, and the compliance by the Owner Lessor with the terms and provisions hereof and thereof, do not and will not contravene (except where such contravention would not result in a Material Adverse Effect on the Owner Lessor) (i) the Trust Agreement or any of the Organic Documents of the Owner Lessor or (ii) any Requirement of Law or the provisions of, or constitute a default by the Owner Lessor under any indenture, mortgage, deed of trust or other material contract, agreement or instrument to which the Owner Lessor is a party or by which the Owner Lessor or its property is bound, or in the creation of any Owner Lessor's Lien upon the Trust Estate; PROVIDED, HOWEVER, that no representation is made with respect to the right, power or authority of the Owner Lessor to act as operator of the Facility following a Lease Event of Default or the expiration or termination of the Facility Lease.

                           (d)      GOVERNMENTAL ACTIONS. Assuming the
representation and warranties of Midwest contained in paragraphs (c), (f), (l),
(m) and (n) of SECTION 3.1 and the representations and warranties of Collins Holdings contained in paragraphs (d), (e), (j) and (k) of SECTION 3.3 are true, no authorization or approval or other action by, and no notice to or filing or registration with, any Governmental Authority is required for the due execution, delivery or performance by the Owner Lessor, as the case may be, of the Trust Agreement, the Lessor Notes, this Agreement or the other Operative Documents to which the Owner Lessor is or will be a party, other than any such authorization or approval or other action or notice or filing as has been duly obtained, taken or given; PROVIDED, HOWEVER, that no representation is made with respect to the right, power or authority of the Owner Lessor to act as operator of the Facility following a Lease Event of Default or the expiration or termination of the Facility Lease.

                           (e)      LITIGATION. There is no pending or, to the
knowledge of the Owner Lessor, threatened, action, suit, investigation or proceeding against the Owner Lessor before any Governmental Authority which, if determined adversely to it, would materially adversely affect the ability of the Owner Lessor to perform its obligations under the Trust Agreement, the Lessor Notes, this Agreement or the other Operative Documents to which it is or will be a party or would materially adversely affect the Facility, the Facility Site or any interest therein or part thereof or the Lien of the Holder Representative on the Trust Estate or which questions the validity or enforceability of any Operative Document to which the Owner Lessor is or will be a party.

                           (f)      LIENS. The Owner Lessor's right, title and
interest in and to the Trust Estate is free of any Owner Lessor's Liens.

                           (g)      COMPLIANCE WITH REQUIREMENTS OF LAW. The
Owner Lessor is in compliance with all Requirements of Law, rules, regulations, orders, judgments, writs and decrees (including ERISA and regulations of the Federal Reserve System), except where failure to so comply, individually or in the aggregate, would not result or has not resulted in a Material Adverse Effect on the Owner Lessor.

                           (h)      INVESTMENT COMPANY ACT; PUBLIC UTILITY
HOLDING COMPANY ACT. The Owner Lessor is not (i) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company," a "public utility company" or a "subsidiary company" of a "holding company" within the meaning of PUHCA, or (iii) subject to any other Requirement of Law which purports to restrict or regulate its ability to borrow money.

                           (i)      SECURITIES ACT. Neither the Owner Lessor nor
anyone authorized by it has directly or indirectly offered or sold any interest in the Lessor Notes or any part thereof, or in any similar security or lease, the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the Lessor Notes or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of Section 5 of the Securities Act.

                           (j)      LOCATION OF CHIEF EXECUTIVE OFFICE;
PRINCIPAL PLACE OF BUSINESS; SITUS. The chief executive office and principal place of business of the Owner Lessor where the Owner Lessor will keep its corporate records concerning the Facility, the Facility Site and the Operative Documents is located in Wilmington, Delaware. The situs of the Owner Lessor is in Delaware.

                           (k)      PAYMENT OF TAXES. The Owner Lessor has filed
all federal, state and local tax returns and reports required by law to have been filed by it and has paid all Taxes shown to be due and payable on such returns or pursuant to any assessment received by it (other than Taxes and assessments which are being diligently contested in good faith by the Owner Lessor and with respect to which adequate reserve have, to the extent required by GAAP, been set aside on its books).

         SECTION 3.5 REPRESENTATIONS AND WARRANTIES OF THE OWNER TRUSTEE AND THE TRUST COMPANY. The Trust Company (only with respect to representations and warranties relating to the Trust Company) and the Owner Trustee hereby severally represent and warrant that, as of the Closing Date:

                           (a)      DUE INCORPORATION; ETC. The Trust Company is
a banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and authority, as the Owner Trustee and/or in its individual capacity to the extent expressly provided herein or in the Trust Agreement, to enter into and perform its obligations under the Trust Agreement, this Agreement and each of the other Operative Documents to which it is or will be a party.

                           (b)      DUE AUTHORIZATION, ENFORCEABILITY; ETC. (w)
The Trust Agreement has been duly authorized, executed and delivered by the Trust Company, and (x) assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant, the Trust Agreement constitutes the legal, valid and binding obligation of the Trust Company, enforceable against it in its individual capacity or as Owner Trustee, as the case may be, in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity.

                                    (i)      (y) This Agreement has been duly
         authorized, executed and delivered by the Owner Trustee and the Trust Company, and (z) assuming the due authorization, execution and delivery of this Agreement by each party hereto other than the Owner Trustee and the Trust Company, this Agreement constitutes a legal, valid and binding obligation of the Owner Trustee and the Trust Company, enforceable against the Trust Company or the Owner Trustee, as the case may be, in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity.

                                    (ii)     (x) Each of the other Operative
         Documents to which the Trust Company or the Owner Trustee is or will be a party has been or when executed and delivered will be duly authorized, executed and delivered by the Trust Company or the Owner Trustee and (y) assuming the due authorization, execution and delivery of each of the other Operative Documents by each party thereto other than the Trust Company or the Owner Trustee, each of the other Operative Documents to which the Trust Company or the Owner Trustee is or will be a party constitutes or when executed and delivered will constitute a legal, valid and binding obligation of the Trust Company or the Owner Trustee, as the case may be, enforceable against the Trust Company or the Owner Trustee in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity.

                           (c)      NON-CONTRAVENTION. The execution and
delivery by the Trust Company, in its individual capacity or as Owner Trustee, as the case may be, of the Trust Agreement, this Agreement and the other Operative Documents to which it is or will be a party, the consummation by the Trust Company, in its individual capacity or as Owner Trustee, as the case may be, of the transactions contemplated hereby and thereby, and the compliance by the Trust Company, in its individual capacity or as Owner Trustee, as the case may be, with the terms and provisions hereof and thereof, do not and will not
(i) contravene any Requirement of Law of the State of Delaware or the United States governing the banking or trust powers of the Trust Company, the Trust Agreement, or its Organic Documents, or (ii) contravene the provisions of, or constitute a default by the Trust Company under, or result in the creation of any Owner Lessor's Lien attributable to it in its individual capacity and unrelated to the transactions contemplated by the Operative Documents upon the Trust Estate under any indenture, mortgage or other material contract, agreement or instrument to which the Trust Company is a party or by which the Trust Company or its property is bound; PROVIDED, HOWEVER, that no representation is made with respect to the right, power or authority of the Trust Company or the Owner Trustee to act as operator of the Facility following a Lease Event of Default.

                           (d)      GOVERNMENTAL ACTIONS. Assuming the
representations and warranties of Midwest contained in paragraphs (c), (f), (l),
(m) and (n) of SECTION 3.1 and the representations and warranties of Collins Holdings contained in paragraphs (d), (e), (j) and (k) of SECTION 3.3 are true, no authorization or approval or other action by, and no notice to or filing or registration with, any Governmental Authority of the State of Delaware or the United States governing the banking or trust powers of the Trust Company is required for the due execution, delivery or performance by the Trust Company or the Owner Trustee, as the case may be, of the Trust Agreement, this Agreement or the other Operative Documents to which the Trust Company or the Owner Trustee is or will be a party, other than any such authorization or approval or other action or notice or filing as has been duly obtained, taken or given.

                           (e)      LITIGATION. There is no pending or, to the
actual knowledge of the Trust Company, threatened action, suit, investigation or proceeding against the Trust Company either in its individual capacity or as the Owner Trustee, as the case may be, before any Governmental Authority of the State of Delaware or the United States governing its banking and trust powers which, if determined adversely to it, would materially adversely affect the ability of the Trust Company, in its individual capacity or as Owner Trustee, as the case may be, to perform its obligations under the Trust Agreement, this Agreement or the other Operative Documents to which it is or will be a party or would materially adversely affect the Facility, the Facility Site or any interest therein or part thereof or the security interest of the Holder Representative in the Trust Estate or which question the validity or enforceability of any Operative Document to which the Trust Company, in its individual capacity or as the Owner Trustee, is or will be a party.

                           (f)      LIENS. The Trust Estate is free of any Owner
Lessor's Liens attributable to the Trust Company or the Owner Trustee.

         SECTION 3.6 REPRESENTATIONS AND WARRANTIES OF THE OWNER PARTICIPANT. The Owner Participant represents and warrants that, as of the Closing Date and giving effect to the transactions contemplated by the Purchase Agreement:

                           (a)      DUE ORGANIZATION. The Owner Participant is a
limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the necessary power and authority to enter into and perform its obligations under this Agreement, the Trust Agreement, the OP LLC Agreement and the Tax Indemnity Agreement.

                           (b)      DUE AUTHORIZATION, ENFORCEABILITY; ETC. This
Agreement, the Trust Agreement, the Tax Indemnity Agreement and the other Operative Documents to which it is or will be a party have been or when executed and delivered will be duly authorized, executed and delivered by the Owner Participant and assuming the due authorization, execution and delivery by each other party thereto, this Agreement, the Trust Agreement, the Tax Indemnity Agreement and the other Operative Documents to which it is or will be a party constitute or when executed and delivered will constitute the legal, valid and binding obligations of the Owner Participant, enforceable against the Owner Participant in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity.

                           (c)      NON-CONTRAVENTION. The execution and
delivery by the Owner Participant of this Agreement, the Trust Agreement, the OP LLC Agreement and the Tax Indemnity Agreement, the consummation by the Owner Participant of the transactions contemplated hereby and thereby, and the compliance by the Owner Participant with the terms and provisions hereof and thereof, do not and will not contravene any Requirement of Law binding on the Owner Participant (except where such contravention would not result in a Material Adverse Effect on the Owner Participant), or its Organic Documents, or contravene the provisions of, or constitute a default under, or result in the creation of any Owner Participant's Lien (other than any Lien created under any Operative Document) upon the Trust Estate under any indenture, mortgage or other material contract, agreement or instrument to which the Owner Participant is a party or by which the Owner Participant or its property is bound (it being understood that no representation or warranty is being made as to any Requirement of Law relating to the Facility or the Facility Site other than its representations set forth in SECTION 3.6(g) hereof or
Section 4975 of the Code).

                           (d)      GOVERNMENTAL ACTION. Assuming the
representations and warranties of Collins Holdings contained in paragraphs (d),
(e), (j) and (k) of SECTION 3.3 and the representation and warranties of Midwest contained in (c), (f), (l), (m) and (n) of SECTION 3.1 are true, no authorization or approval or other action by, and no notice to or filing or registration with, any Governmental Authority is required for the due execution, delivery or performance by the Owner Participant of this Agreement, the Trust Agreement, the OP LLC Agreement or the Tax Indemnity Agreement, other than any authorization or approval or other action or notice or filing as has been duly obtained, taken or given (it being understood that no representation or warranty is being made as to any Requirements of Law relating to the ownership or operation of the Facility or the Facility Site).

                           (e)      LITIGATION. There is no pending or, to the
knowledge of the Owner Participant, threatened action, suit, investigation or proceeding against the Owner Participant before any Governmental Authority which, if determined adversely to it, would materially adversely affect the Owner Participant's ability to perform its obligations under this Agreement, the Trust Agreement, the OP LLC Agreement or the Tax Indemnity Agreement or would materially adversely affect the Facility, the Facility Site or any interest therein or part thereof or the Lien of the Holder Representative in the Trust Estate or which questions the validity or enforceability of any Operative Document to which the Owner Participant is or will be a party.

                           (f)      LIENS. The Trust Estate is free of any Owner
Participant's Liens.

                           (g)      ERISA. No part of the funds to be used by
the Owner Participant to make its investment pursuant to this Agreement, directly or indirectly, constitutes or is deemed to constitute assets (within the meaning of ERISA and any applicable rules, regulations and court decisions thereunder) of any Plan.

                           (h)      REGULATORY EVENT OF LOSS. The Owner
Participant is not aware of any fact or circumstance that would constitute or cause a Regulatory Event of Loss.

                           (i)      SECURITIES ACT. Neither the Owner
Participant nor anyone authorized by it has directly or indirectly offered or sold any interest in the Beneficial Interest, the Lessor Notes or any part thereof, or in any similar security or lease, the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the Beneficial Interest, the Lessor Notes or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of Section 5 of the Securities Act.

                           (j)      HOLDING COMPANY ACT AND FEDERAL POWER ACT.
Immediately prior to executing this Agreement, the Owner Participant is not (i) an "electric utility", "electric utility company", "public utility", "public-utility company", "holding company" under the Federal Power Act or PUHCA or (ii) a "subsidiary" or "affiliate" of a "holding company" required to register under PUHCA.

                           (k)      PAYMENT OF TAXES. The Owner Participant has
filed all federal, state and local tax returns and reports required by law to have been filed by it and has paid all Taxes shown to be due and payable on such returns or pursuant to any assessment received by it (other than Taxes and assessments which are being diligently contested in good faith by the Owner Participant and with respect to which adequate reserve have, to the extent required by GAAP, been set aside on its books).

SECTION IV          CLOSING CONDITIONS

         The obligations of the Owner Participant, the Owner Lessor, the Owner Trustee, Collins Holdings, Midwest, Holdings, the Lender, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative to consummate the transactions contemplated hereby on the Closing Date shall be subject to prior or concurrent satisfaction or waiver of the following conditions, except that the obligations of any Person shall not be subject to such Person's own performance or compliance.

         SECTION 4.1 OPERATIVE DOCUMENTS. On or before the Closing Date, each of the Operative Documents to be delivered at the Closing shall have been duly authorized, executed and delivered by the parties thereto in substantially the form attached as an Exhibit hereto, shall each be in full force and effect, and executed counterparts of each shall have been delivered to each of the parties hereto.

         SECTION 4.2 ACQUISITION OF THE FACILITY AND FACILITY SITE. All conditions precedent contained in the ASA shall have been satisfied or waived and (i) the Owner

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Trust shall have purchased the Undivided Interest from ComEd and (ii) Midwest shall have purchased the Ground Interest from ComEd;

         SECTION 4.3 THE LESSOR NOTES. Each of the conditions precedent contained in the Lessor Loan Agreement shall have been satisfied or waived and the Initial Holder shall have purchased the Initial Lessor Notes pursuant to, and in accordance with, the terms of the Lessor Loan Agreement;

         SECTION 4.4 THE FUNDING LLC NOTES. Each of the conditions precedent contained in the Funding LLC Financing Documents shall have been satisfied or waived and the Funding LLC Note Holders shall have purchased the Funding LLC Notes pursuant to, and in accordance with the terms of, the Funding LLC Financing Documents and the proceeds from the sale by the Lender of the Funding LLC Notes shall have been provided to the Owner Lessor through the purchase by the Initial Holder of the Initial Lessor Notes.

         SECTION 4.5 PURCHASE AGREEMENT. The Equity Investor shall have purchased Midwest's membership interest in the Owner Participant pursuant to the Purchase Agreement.

         SECTION 4.6 OTHER DOCUMENTS. Each of Collins Holdings, the Owner Lessor, the Owner Trustee, the Owner Participant, Holdings, Midwest, the Lender, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative shall have received certified copies of the Organic Documents of each of the other parties hereto (except for the Holder Representative, the Midwest LC Issuer and the RCE LC Issuer, who shall not be required to provide such documents) and resolutions of the board of directors or managers (or managing members), as the case may be, of each such other Lease Financing Party duly authorizing the Overall Transaction and such documents and such evidence as each party may reasonably request in order to establish the authority of each such other party to consummate the transactions contemplated by this Agreement, the taking of all corporate and other proceedings in connection therewith and compliance with the conditions herein or therein set forth and the incumbency of all officers signing any of the Operative Documents. Each of the foregoing documents shall be reasonably satisfactory to the recipient.

         SECTION 4.7 LETTERS OF CREDIT. The Midwest LC Issuer shall have issued the Midwest Letters of Credit and the RCE LC Issuer shall have issued the RCE Letters of Credit.

         SECTION 4.8 REPRESENTATIONS AND WARRANTIES. The representation and warranties set forth in SECTION 3 hereof shall be true and correct on and as of the Closing Date with the same effect as though made on and as of the Closing Date and each of the Lease

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Financing Parties shall have received a certificate of each of the other parties hereto to such effect.

         SECTION 4.9 DEFAULTS, EVENTS OF DEFAULT, EVENTS OF LOSS. No Lease Event of Default, or Event of Loss or event that, with the passage of time or giving of notice or both, would constitute a Lease Event of Default or an Event of Loss shall have occurred and be continuing.

         SECTION 4.10 CONSENTS. All material permits, licenses, approvals and consents necessary to consummate the Overall Transaction shall have been duly obtained and shall be in full force and effect and in the form and substance satisfactory to each of the Lease Financing Parties.

         SECTION 4.11 GOVERNMENTAL ACTIONS. All actions, if any, required to have been taken by any Governmental Authority on or prior to the Closing Date in connection with the transactions contemplated by any Operative Documents on the Closing Date, including, without limitation, the FERC Orders, shall have been taken and all orders, permits, waivers, exemptions, authorizations and approvals of and registrations with such Governmental Authorities required to be in effect on the Closing Date in connection with the transactions contemplated by the Operative Documents on the Closing Date shall have been issued; and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect on the Closing Date.

         SECTION 4.12 INSURANCE. Insurance (including all related endorsements) complying with the requirements of SECTION 11 of the Facility Lease shall be in full force and effect and all premiums thereon shall be current. The Owner Participant, the OP Guarantor, the Owner Trustee, the Owner Lessor, the Lender, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative shall have received a certificate or certificates dated the Closing Date of an independent insurance broker or carrier reasonably satisfactory to such Persons stating that such insurance is in full force and effect. The Equity Investor and the Owner Participant shall have received a report from their insurance consultant in form and substance satisfactory to them.

         SECTION 4.13 ENGINEERING REPORT. The Owner Participant, the OP Guarantor, the Lender, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative shall have received, on or before the Closing Date, a copy of the Engineering Report and a reliance letter issued by the Engineering Consultant, each such document in form and substance reasonably satisfactory to the recipients.

         SECTION 4.14 ENVIRONMENTAL REPORT. The Owner Participant, the OP Guarantor, the Lender, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative

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

shall have received copies of the Environmental Report in form and substance reasonably satisfactory to the recipients.

         SECTION 4.15 REPORT OF ENVIRONMENTAL CONSULTANT. The Owner Participant, the OP Guarantor, the Lender, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative shall have received a copy of the Report of Environmental Consultant in form and substance reasonably satisfactory to the recipients.

         SECTION 4.16 APPRAISAL; CONDITION OF THE FACILITY. The Owner Participant and the OP Guarantor shall have received the Closing Date Appraisal prepared by the Appraiser addressed and delivered only to the Equity Investor and the Owner Participant and satisfactory in form and substance to the recipients. The Owner Participant shall be satisfied that the Facility shall be in the condition described in the Closing Date Appraisal. The Lender and the Holder Representative shall have received a copy of the verification of value, useful life and estimated residual value prepared by the Appraiser in connection with the appraisal of assets subject to the Facility Lease, each of which will be reasonably satisfactory to the recipients.

         SECTION 4.17 FUEL REPORT. The Owner Participant, the OP Guarantor, the Lender, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative shall have received copies of the Fuel Report in form and substance reasonably satisfactory to the recipients.

         SECTION 4.18 MARKET REPORT. The Owner Participant, the OP Guarantor, the Lender and the Holder Representative shall have received copies of the Market Report in form and substance reasonably satisfactory to the recipients.

         SECTION 4.19 OPINION WITH RESPECT TO CERTAIN TAX ASPECTS. The Owner Participant and the OP Guarantor shall have received a satisfactory tax opinion, dated the Closing Date, of Hunton & Williams addressed and delivered only to the Owner Participant and the OP Guarantor.

         SECTION 4.20 RATING. The Funding LLC Loans shall be rated at least BBB-and Baa3 by S&P and Moody's, respectively.

         SECTION 4.21 OPINIONS OF COUNSEL. Each of the relevant Lease Financing Parties shall have received an opinion or opinions, dated the Closing Date, of
(a) SASM&F, special counsel to Midwest, Collins Holdings and Holdings, substantially in the form of Exhibit JJ, (b) Hopkins & Sutter, special Illinois regulatory counsel to Midwest, Collins Holdings and Holdings, substantially in the form of Exhibit KK, (c) Hunton & Williams, special New York counsel to the Owner Participant and the OP Guarantor, substantially in the form of Exhibit LL,
(d) Mary Ellen Olson, counsel to Midwest, Collins Holdings,

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

Holdings and the Owner Participant, substantially in the form of Exhibit MM, (e) Richards, Layton & Finger, P.A., counsel to the Owner Lessor, the Trust Company, and the Owner Trustee, substantially in the form of Exhibit NN, (f) Kelley Drye, special counsel to the Holder Representative, substantially in the form of Exhibit OO, (g) Milbank, Tweed, Hadley & McCloy LLP, special counsel to the Securitization Company and APA Purchasers, substantially in the form of Exhibit PP addressed to such Person, and (h) Van Ness Feldman, special federal regulatory to Midwest, Collins Holdings and Holdings, substantially in the form of Exhibit QQ. Each such Person expressly consents to the rendering by its counsel of the opinion referred to in this SECTION 4.21 and acknowledges that such opinion shall be deemed to be rendered at the request and upon the instructions of such Person, each of whom has consulted with and has been advised by its counsel as to the consequences of such request, instructions and consent. Furthermore, each such counsel shall, to the extent requested, permit the Rating Agencies and the Funding LLC Note Holders to rely on their opinion as if such opinion were addressed to such parties.

         SECTION 4.22 RECORDINGS AND FILINGS. All filings and recordings listed on Schedule 4.22 hereto shall have been duly made and all filing, recordation, transfer and other fees payable in connection therewith shall have been paid; and the filing of all precautionary financing statements under the Uniform Commercial Code of Illinois and any other mortgages, security agreements or other documents as may be reasonably requested by counsel to the Owner Participant or the Holder Representative to perfect the right, title and interest of the Owner Lessor in the Owner Lessor's Interest, or any part thereof or interest therein and the Lien of the Holder Representative in the Trust Estate, shall have been made.

         SECTION 4.23 TAXES. All Taxes, if any, due and payable on or before the Closing Date in connection with the execution, delivery, recording and filing of this Agreement or any other Operative Document, or any document or instrument contemplated thereby shall have been duly paid in full.

         SECTION 4.24 NO CHANGES IN REQUIREMENTS OF LAW. No change shall have occurred in Requirements of Law or the interpretation thereof by any competent court or other Governmental Authority that would make it illegal for the Equity Investor, the Owner Participant, the Owner Lessor, the Owner Trustee, Holdings, Collins Holdings or Midwest, to participate in any of the transactions contemplated by the Operative Documents or would materially adversely affect the Other Facilities, the Undivided Interest or the Ground Interest. No change in the Tax law shall have occurred with respect to which no adjustment has been made pursuant to Section 17 hereof.

         SECTION 4.25 REGISTERED AGENT FOR MIDWEST, COLLINS HOLDINGS AND HOLDINGS. CT Corporation System shall have been appointed by Midwest, Collins Holdings and

                          PARTICIPATION AGREEMENT (T1)
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Holdings as registered agent for service of process in the State of New York as provided in the Operative Documents and CT Corporation System shall have accepted such appointment.

         SECTION 4.26 FAS 13. The present value of Basic Lease Rent payable during the Basic Lease Term under the Facility Sublease (taking into account any rent adjustment through or contemplated on the Closing Date), together with all rent payable under the Facility Site Sublease and all Transaction Costs financed through the Facility Lease, discounted at the Discount Rate, shall satisfy the 90 percent test for operating lease treatment under FAS 13.

         SECTION 4.27 RENT ADJUSTMENTS. No rent adjustment made or contemplated on the Closing Date (other than adjustments to reflect a change in Transaction Costs or the actual interest rate on the Lessor Loan) shall cause either (i) the after-tax present value of Basic Lease Rent discounted at 6% per annum, compounded annually to increase by more than 100 basis points or (ii) the total Basic Lease Rent to increase by more than 2.0%.

         SECTION 4.28 TITLE INSURANCE. Each of the Title Policies shall have been delivered to Collins Holdings, the Owner Participant, the Owner Lessor, the Owner Trustee and the Holder Representative.

         SECTION 4.29 PARENT GUARANTY. The OP Guarantor shall have executed and delivered to the other Lease Financing Parties an Owner Participant Guaranty substantially in the form of Exhibit Y hereto.

         SECTION 4.30 SURVEY. The Owner Participant, the OP Guarantor, the Lender and the Holder Representative shall have received a copy of the Survey in form and substance reasonably satisfactory to the recipients.

         SECTION 4.31 MIDWEST LEASE GUARANTEES. Midwest shall have executed and delivered to the Midwest OP Lease Guaranty substantially in the form of Exhibit Z hereto and the Midwest Lessor Lease Guaranty substantially in the form of Exhibit AA hereto.

         SECTION 4.32 HOLDINGS GUARANTEES. Holdings shall have executed and delivered the Holdings Guarantee and the Letter of Credit Guarantee.

         SECTION 4.33 NO MATERIAL ADVERSE CHANGE. No material adverse change shall have occurred with respect to Midwest, Collins Holdings, the Facility or the Facility Site since September 24, 1999.


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

SECTION V           AFFIRMATIVE COVENANTS OF MIDWEST

         Midwest covenants and agrees that it will perform the obligations set forth in this SECTION 5. From and following the date when the Funding LLC Notes are repaid in full and each Lessor Note (or participation interest therein), if any, that shall have been assigned or otherwise transferred to the APA Purchasers pursuant to Section 18(n) of the APA has been paid in full, (i) the obligations of Midwest set forth in SECTIONS 5.4 and 5.5 hereof shall apply with respect to the Facility only and (ii) the covenants set forth in SECTION 5.6 shall no longer have any force or effect.

         SECTION 5.1 DELIVERY OF CERTAIN INFORMATION. (i) Midwest shall furnish prompt written notice to the Owner Trustee, the Owner Lessor, the Owner Participant and the Holder Representative:

                           (a)      as soon as possible and in any event within
five Business Days after any Authorized Officer of Midwest obtains knowledge of the occurrence of any default under any material agreement to which Midwest is a party or any termination thereof, in each case, together with a statement of an Authorized Officer of Midwest setting forth details of such event of default, default or termination and the action Midwest has taken and proposes to take with respect thereto;

                           (b)      as soon as possible and in any event within
five Business Days after the commencement of, or the occurrence of any material adverse development with respect to, any litigation, action, proceeding, or labor controversy of the type described in SECTION 3.1(h), notice thereof;

                           (c)      immediately upon becoming aware of the
institution of any steps by Midwest to terminate any Pension Plan (other than a standard termination under ERISA Section 4041(b)), or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA or Section 412 of the Code, or the taking of any action with respect to a Pension Plan which could result in the requirement that Midwest furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by Midwest or any member of the Controlled Group of any material liability (other than liabilities incurred in the ordinary course of maintaining the Pension Plan), fine or penalty, or any increase in the contingent liability of Midwest with respect to any post-retirement Welfare Plan benefit, the occurrence or expected occurrence of any Reportable Event or the termination, Reorganization or Insolvency of any Multiemployer Plan or the complete or partial withdrawal by Midwest or any member of the Controlled Group from a Multiemployer Plan, notice thereof and copies of all documentation relating thereto;

                           (d)      as soon as possible and in any event within
five Business Days after any Authorized Officer of Midwest obtains knowledge of the occurrence thereof, notice that any Governmental Authority may revoke, or refuse to grant or renew, or materially modify, any material Governmental Approval described in SECTION 3.1(c);

                           (e)      promptly following any request therefor,
such other information regarding the operations, business affairs and financial condition of Midwest, or compliance with the terms of this Agreement or the other Operative Documents, as the Owner Trustee, the Owner Lessor, the Owner Participant and the Holder Representative may reasonably request;

                           (f)      concurrently with the payment of Contingent
Prepaid Rent, notice of such payment and the amount thereof;

                           (g)      immediately upon becoming aware of any
change in operations of Midwest that would cause Midwest to fail to qualify for EWG status or to lose exemption from regulation under PUHCA; and

                           (h)      concurrently with the delivery of any
notice, report, request, demand, certificate, financial statement or other instrument to the Owner Lessor pursuant to the Facility Lease (but without duplication of deliveries required under SECTION 5.1(i)), Midwest shall furnish a copy of the same to the Holder Representative with sufficient copies for each Holder.

         SECTION 5.2 MAINTENANCE OF EXISTENCE; CONDUCT OF BUSINESS. Midwest shall continue to engage in the business of owning and operating the Generating Assets and the sale and marketing of wholesale electric power and other products and services related thereto, and preserve, renew and keep in full force and effect its limited liability company existence and take all reasonable action to maintain all material rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by SECTIONS 6.1, 6.2 OR 6.3.

         SECTION 5.3 COMPLIANCE WITH REQUIREMENTS OF LAW AND CONTRACTUAL OBLIGATIONS. Midwest shall comply with all Requirements of Law and Contractual Obligations, such compliance to include the payment, before the same, become delinquent, of all taxes, assessments and governmental charges or levies, except to the extent such non-compliance would not result in a Material Adverse Effect on Midwest.

         SECTION 5.4 MAINTENANCE OF PROPERTIES. Midwest shall (a) maintain the Generating Assets in all material respects (i) in good condition, repair and working order (ordinary wear and tear excepted), except where the failure to do so would not result in a Material Adverse Effect on Midwest, (ii) in accordance with Prudent Industry Practice, and (iii) in accordance with the terms of all insurance policies required to be maintained pursuant to SECTION 5.5, and (b) make such repairs, renewals, replacements, betterments and improvements to the Generating Assets as in the reasonable judgment of Midwest are necessary so that the Generating Assets may be operated in accordance with their intended purpose. The provisions of this
SECTION 5.4 shall be deemed to be supplemental to, but not duplicative of, the other provisions of the Operative Documents that relate to the use and maintenance of the Facility.

         SECTION 5.5 INSURANCE. (i) Midwest shall maintain with financially sound and reputable insurance companies insurance in such amounts against such risks, loss, damage and liability as are customarily insured against by other enterprises of like size and type as that of the Generating Assets, subject to the availability of such coverage on commercially reasonable terms, all on terms and conditions which are in accordance with Prudent Industry Practice. All such policies shall comply with the insurance requirements of the Operative Documents.

                                    (ii)     The provisions of this SECTION 5.5
         shall be deemed to be supplemental to, but not duplicative of, the provisions of any of the Operative Documents that require the maintenance of insurance.

         SECTION 5.6 ENVIRONMENTAL COVENANT. Midwest shall:

                           (a)      comply, and make all reasonable efforts to
cause other Persons to comply, with all applicable Environmental Laws and obtain, comply with and maintain all necessary Governmental Approvals required under any applicable Environmental Law, in each case, except where such noncompliance or failure, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect on Midwest; and

                           (b)      promptly upon the request of the Owner
Trustee, the Owner Lessor, the Owner Participant, the Lender or the Holder Representative if there has been a Lease Event of Default which has not been fully and timely cured, permit, and be responsible for all reasonable costs and expenses incurred by, an environmental consultant whom the Owner Participant (which environmental consultant shall, so long as the Lessor Notes are outstanding, be reasonably acceptable to the Holder Representative) in its discretion designates to perform an environmental assessment (including, reviewing documents; interviewing knowledgeable employees and representatives of Midwest; and sampling and analyzing soil, air, surface water, groundwater, and/or other media in or about property owned or leased by Midwest, or on which operations of Midwest otherwise take place). Such environmental assessment shall be in form, scope and substance reasonably satisfactory to the Owner Participant and, so long as the Lessor Notes are outstanding, the Holder Representative. Midwest shall cooperate fully in the conduct of such environmental assessment upon written demand by the Owner Participant or the Holder Representative. The Owner Participant shall perform, or cause its agents and representatives to perform, the environmental assessment in such a manner as to minimize to the extent practicable any disruption with the conduct of operations of the involved property. Pursuant to this SECTION 5.6
(b), the Owner Participant or the Holder Representative shall have the right, but shall not have any duty, to request and/or obtain such environmental assessment; and

                           (c)      provide copies of such information to
evidence compliance with this SECTION 5.6 as the Owner Trustee, the Owner Lessor, the Owner Participant, the Lender or the Holder Representative may reasonably request from time to time.

         SECTION 5.7 ENVIRONMENTAL COVENANT WITH RESPECT TO THE FACILITY AND THE FACILITY SITE. Midwest shall:

                           (a)      comply, and make all reasonable efforts to
cause other Persons to comply, with all applicable Environmental Laws and obtain, comply with and maintain all necessary Governmental Approvals required under any applicable Environmental Law in connection with the use, operation and maintenance of the Facility and the Facility Site, in each case, except where such noncompliance or failure, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect on Midwest;

                           (b)      promptly upon the request of the Owner
Trustee, the Owner Lessor or the Owner Participant, if there has been a Lease Event of Default which has not been fully and timely cured, arrange for, and be responsible for all costs and expenses incurred in connection with, the environmental surveys in accordance with the terms of SECTION 5.2(f) of the Facility Lease.

                           (c)      provide copies of such information to
evidence compliance with this SECTION 5.7 as the Owner Trustee, the Owner Lessor or the Owner Participant, may reasonably request from time to time.

         SECTION 5.8 FURTHER ASSURANCES. Upon written request of the Owner Trustee, the Owner Lessor, the Owner Participant, the Lender or the Holder Representative, Midwest shall promptly perform or cause to be performed any and all acts and execute or cause to be executed any and all documents (including financing statements and continuation statements) for filing under the provisions of the Uniform Commercial Code or any other Requirement of Law which are necessary or advisable to preserve, protect and perfect the ownership of the Undivided Interest and the interest of the Owner Lessor in the Facility Site Lease and to maintain Liens on the Lessor Collateral in favor of the

Holder Representative that are duly perfected in accordance with all applicable Requirements of Law.

         SECTION 5.9 REPLACEMENT LETTER OF CREDIT. In the event that the rating of the Midwest LC Issuer and/or its Parent, respectively, falls below "AA-" from S&P or "Aa3" by Moody's (the "ISSUER DOWNGRADE EVENT"), Midwest shall (i) promptly upon an occurrence of such event, give a written notice to the Owner Lessor of such occurrence and (ii) if such Issuer Downgrade Event is continuing,
(A) replace the Midwest Letter of Credit and (B) if the RCE Letter of Credit Issuer is an Affiliate of the Midwest LC Issuer, acting as an agent for the Owner Lessor pursuant to SECTION 20 hereof, cause the RCE Letter of Credit to be replaced within 45 days of the occurrence of the Issuer Downgrade Event with a replacement letter of credit (collectively, the "REPLACEMENT LETTERS OF CREDIT") issued by a financial institution acceptable to the RCE Agent and the Owner Lessor. The expiration date of the Replacement Letters of Credit shall be the later of (i) the expiration date of the Midwest Letter of Credit or the RCE Letter of Credit, as the case may be, and (ii) the next Business Day following the first anniversary of the payment of the Contingent Prepaid Rent (the "REPLACEMENT LC TERMINATION DATE"). The obligation of Midwest to comply with this covenant shall terminate on such Replacement LC Termination Date.

SECTION VI          NEGATIVE COVENANTS OF MIDWEST

         Midwest covenants and agrees that it will perform the obligations set forth in each of SECTIONS 6.1, 6.2, 6.3 and 6.4. From and following the date when the Funding LLC Notes are paid in full and each Lessor Note (or participation interest therein), if any, that shall have been assigned or otherwise transferred to the APA Purchasers pursuant to Section 18(n) of the APA has been paid in full, the covenants set forth in SECTIONS 6.1 and 6.2 hereof shall no longer have any force or effect and Midwest shall be required only to comply with the covenants set forth in SECTION 6.3.

         SECTION 6.1 MERGER, CONSOLIDATION. Midwest shall not consolidate or merge with or into any other Person, or purchase or otherwise acquire all or substantially all of the assets of any Person, unless:

                           (a)      No Lessor Loan Event of Default has occurred
and is continuing or would occur after giving effect to such consolidation, merger or asset acquisition;

                           (b)      Midwest is the entity resulting from such
consolidation or surviving in such merger; and

                           (c)      after giving effect to such transaction no
Rating Event shall occur and be continuing.

         SECTION 6.2 SALE OF ASSETS. Midwest shall not sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including accounts receivable and capital stock of or other ownership interests in Subsidiaries) to any Person (each such event, an "ASSET DISPOSITION"), unless the aggregate net book value of all such assets, together with the net book value of all other assets sold, transferred, leased, contributed or conveyed by Midwest pursuant to this SECTION 6.2 since the Closing Date, does not exceed the Permitted Percentage; PROVIDED, HOWEVER, that notwithstanding anything to the contrary contained herein, Midwest may (i) sell or otherwise dispose of assets as and to the extent necessary to comply with Requirements of Law; PROVIDED, HOWEVER, that if after giving effect to any Asset Dispositions required to be made under this CLAUSE (i) the aggregate net book value of sales made under this SECTION 6.2 would exceed the Permitted Percentage, Midwest shall make a prepayment of all Net Cash Proceeds therefrom pursuant to the terms of the Holdings Credit Agreement, (ii) sell or otherwise dispose of Cash Equivalent Investments, (iii) enter into the Facility Site Lease and the Other Facility Site Leases and (iv) transfer certain railcars or rights to railcars as part of the Transco Transaction; PROVIDED, FURTHER, that any Asset Disposition pursuant to this proviso shall not be included in the calculation of the aggregate net book value of assets sold pursuant to this SECTION 6.2.

         SECTION 6.3 MERGER AND CONSOLIDATION. Midwest shall not consolidate or merge with any other Person (unless it is the surviving entity) or sell, transfer or otherwise dispose of all or substantially all of its assets in one or a series of transactions, unless (i) no Lease Event of Default shall have occurred and be continuing prior to and after giving effect to such merger, consolidation or sale, (ii) the entity resulting from such consolidation, surviving such merger or to whom such assets are transferred shall (a) be a corporate entity organized under the laws of the United States of America, any state thereof or the District of Columbia, and (b) expressly assume, pursuant to an agreement reasonably acceptable to the other Lease Financing Parties, each obligation of Midwest under the Operative Documents, (iii) the Owner Participant shall have received an opinion reasonably satisfactory to it from Hunton & Williams, or from a nationally recognized tax counsel selected by the Owner Participant and reasonably acceptable to Midwest to the effect that such consolidation, merger or sale of assets would not result in any material indemnified, or any unindemnified, incremental tax risk to the Owner Participant, (iv) the Owner Participant and, so long as the Lessor Notes are outstanding, the Holder Representative shall have received an opinion of counsel reasonably satisfactory to each such Person (y) with respect to the agreement referred to in the immediately preceding clause (ii) (b) and (z) addressing other customary matters and (v) after giving effect to such transaction, the credit rating of Holdings or any successor or surviving entity shall be equal to or greater than the credit rating of Holdings immediately prior to consummating such transaction. Midwest shall not sell more than 50% of its assets without the prior written consent of the Owner Lessor and, so long as the Lessor Notes are outstanding, the Holder Representative which consent may not be unreasonably withheld, PROVIDED, HOWEVER, that such consent shall not be required in connection with such sale or disposition if the Funding LLC Notes or the senior unsecured long-term debt obligations of Holdings are rated at least Baa3 by Moody's and BBB- by S&P taking into account such sale of the assets.

         SECTION 6.4 CHANGES IN LEGAL FORM OR BUSINESS. Midwest shall not change its legal form or Organic Documents except as permitted by SECTION 6.1, change its Fiscal Year or engage in any business other than the construction, ownership, maintenance and operation of the Generating Assets, the sale of wholesale electric power therefrom and related products and services and such other business as may be reasonably incidental thereto.

SECTION VII             AFFIRMATIVE COVENANTS OF HOLDINGS

         Holdings covenants and agrees that it will perform the obligations set forth in this SECTION 7. From and following the date when the Funding LLC Notes are repaid in full and each Lessor Note (or participation interest therein), if any, that shall have been assigned or otherwise transferred to the APA Purchasers pursuant to Section 18(h) of the APA has been paid in full, (i) the obligations of Holdings set forth in SECTION 7.1 (d),(e), (l) and 7.4 hereof shall apply with respect to the Facility only and (ii) the covenant set forth in
SECTION 7.1(n) hereof shall no longer have any force and effect.

         SECTION 7.1 FINANCIAL INFORMATION, REPORTS, NOTICES. Holdings shall furnish to the Owner Trustee, the Owner Lessor, the Owner Participant, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative:

                      (a) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of Holdings, consolidated balance sheets of Holdings (which will include results for its Consolidated Subsidiaries) as of the end of such Fiscal Quarter and consolidated statements of income and cash flows of Holdings (which will include results for its Consolidated Subsidiaries) for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by an Authorized Officer of Holdings with responsibility for financial matters;

                      (b) as soon as available and in any event within 120 days after the end of each Fiscal Year of Holdings, commencing with the 1999 Fiscal Year, a copy of the annual audit report for such Fiscal Year for Holdings (which will include results for its

Consolidated Subsidiaries), including therein consolidated balance sheets of Holdings (which will include results for its Consolidated Subsidiaries) as of the end of such Fiscal Year and consolidated statements of income and cash flows of Holdings (which will include results for its Consolidated Subsidiaries) for such Fiscal Year, and accompanied by the opinion of Arthur Andersen & Co. or other internationally recognized independent auditors selected by Holdings, which report shall state that such consolidated financial statements present fairly in all material respects the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior periods;

                      (c) concurrently with the delivery of the financial statements referred to in SECTION 7.1(a), and on each Quarterly Payment Date on which Holdings intends to make any capital expenditure pursuant to SECTION 8.11 or any Restricted Payment pursuant to SECTION 8.12 and, commencing January 1, 2000, within 60 days after each other Quarterly Payment Date, a certificate, executed by an Authorized Officer of Holdings with responsibility for financial matters, showing (i) the Debt Service Coverage Ratio for the 12-month period ended on the last day of the immediately preceding Fiscal Quarter, (ii) the projected Debt Service Coverage Ratio for the 12-month period commencing on the first day of the then current Fiscal Quarter, (iii) the projected Debt Service Coverage Ratio for the 12-month period commencing on the first anniversary of the first day of the then current Fiscal Quarter and (iv) the Debt to Capital Ratio as at the last day of the immediately preceding Fiscal Quarter, in each case, in reasonable detail with appropriate calculations and computations and, in the case of projections, calculated on the basis of stated assumptions reasonably acceptable to the Owner Lessor and, so long as the Lessor Notes are outstanding, the Holder Representative;

                      (d) within 120 days after the end of each calendar year, Holdings shall deliver a report for the preceding calendar year with respect to the Generating Assets covering the following matters: (i) production, including availability, output, planned outages and unplanned outages (and the reason for such unplanned outages); (ii) environmental matters to the extent the same shall have given rise to material claims against Holdings or any of its Subsidiaries; (iii) health and safety matters to the extent the same shall have given rise to material claims against Holdings or any of its Subsidiaries; (iv) significant plant activities, such as major plant overhauls, alterations, modifications and other capital expenditures, significant changes in plant operations and major operating incidents; and (v) market activities, quantities and average price of delivered energy and capacity;

                      (e) concurrently with the delivery of the annual report referred to in Section 7.1(d) above, Holdings shall furnish an operating budget for the Generating Assets for the current calendar year, together with, in the case of each calendar year beginning with the year 2000, an "income statement variance report" showing the actual experience for the preceding calendar year (or portion thereof) against the income statement projections for the preceding calendar year (or portion thereof);

                      (f) as soon as possible and in any event within five Business Days after any Authorized Officer of Holdings obtains knowledge of the occurrence of (i) each Default under this Agreement and (ii) any default under any other material agreement to which Holdings or any of its subsidiaries is a party or any termination thereof, in each case, together with a statement of such Authorized Officer setting forth details of such Default, default or termination and the action which Holdings or such subsidiary of Holdings has taken and proposes to take with respect thereto;

                      (g) as soon as possible and in any event within five Business Days after the commencement of, or the occurrence of any material adverse development with respect to, any litigation, action, proceeding, or labor controversy of the type described in SECTION 3.2(i);

                      (h) promptly after the sending or filing thereof, copies of all reports and registration statements which Holdings files with the Securities and Exchange Commission or any national securities exchange;

                      (i) immediately upon becoming aware of the institution of any steps by Holdings or any other Person to terminate any Pension Plan (other than a standard termination under ERISA Section 4041(b)), or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA or Section 412 of the Code, or the taking of any action with respect to a Pension Plan which could result in the requirement that Holdings furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by Holdings or any member of the Controlled Group of any material liability (other than liabilities incurred in the ordinary course of maintaining the Pension Plan), fine or penalty, or any increase in the contingent liability of Holdings with respect to any post-retirement Welfare Plan benefit, the occurrence or expected occurrence of any Reportable Event or the termination, Reorganization or Insolvency of any Multiemployer Plan or the complete or partial withdrawal by Holdings or any member of the Controlled Group from a Multiemployer Plan, notice thereof and copies of all documentation relating thereto;

                      (j) as soon as possible and in any event within five Business Days after any Authorized Officer of Holdings obtains knowledge or notice of the occurrence of any changes in Holdings' Debt Rating by Moody's or S&P;

                      (k) within ten Business Days after each anniversary of the Closing Date, a certificate from Holdings's insurers or insurance agents evidencing that the insurance policies in place satisfy the requirements of the Operative Documents;

                      (l) as soon as possible and in any event within five Business Days after any Authorized Officer of Holdings obtains (i) knowledge of the occurrence thereof, notice of any casualty, damage or loss to the Generating Assets, whether or not insured, through fire, theft, other hazard or casualty, involving a probable loss of $5,000,000 or more or (ii) knowledge of (A) the occurrence, notice of any cancellation, notice of threatened or potential cancellation or (B) any material change in the terms, coverage or amounts of any policy of insurance which would result in such policy deviating from Prudent Industry Practice;

                      (m) as soon as possible and in any event within five Business Days after any Authorized Officer of Holdings obtains knowledge of the occurrence thereof, notice that any Governmental Authority may revoke, or refuse to grant or renew, or materially modify, any material Governmental Approval described in SECTION 3.1(c);

                      (n) concurrently with the delivery of the financial statements referred to in SECTION 7.1(b), Holdings shall cause to be delivered to the Lender and the Holder Representative, letters from each of S&P and Moody's ("RATING LETTERS") setting forth, as of the date of such letters, each Debt Rating; and

                      (o) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of Holdings, or compliance with the terms of this Agreement or the other Operative Documents, as the Owner Trustee, the Owner Lessor, the Owner Participant, the Lender and the Holder Representative may reasonably request.

         SECTION 7.2 EXISTENCE; CONDUCT OF BUSINESS. Holdings will do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all material rights, privileges and franchises necessary or desirable in the normal conduct of its business except, in each case as permitted by SECTION 8.3. For as long as the Funding LLC Notes are outstanding and so long as no Lessor Note or Lessor Notes (or participation interests therein) shall have been assigned or otherwise transferred to the APA Purchasers pursuant to Section 18(n) of the APA and remain outstanding, Holdings shall not, and shall cause each of its subsidiaries not to, engage in any business other than owning and operating electrical generating assets and selling and marketing wholesale electric power and other products and services related thereto or investing in entities that engage in the foregoing.

         SECTION 7.3 COMPLIANCE WITH REQUIREMENTS OF LAW AND CONTRACTUAL OBLIGATIONS. Holdings shall, and shall cause each of its Subsidiaries to, comply with all Requirements of Law and Contractual Obligations, such compliance to include the payment, before the same become delinquent, of all taxes, assessments and governmental charges or levies, except to the extent non-compliance would not have a Material Adverse Effect on Holdings.

         SECTION 7.4 BOOKS AND RECORDS; INSPECTION RIGHTS. Holdings shall, and shall cause each of its Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit the Owner Lessor, the Owner Participant, the Lender, the Holder Representative and each of the Funding LLC Note Holders or any of their respective representatives (at the Holder Representative's or such Funding LLC Note Holders' expense), at reasonable times and intervals upon reasonable prior notice, to visit all of its offices and sites and to discuss its financial matters with its officers and independent public accountant. Holdings shall, at any reasonable time and from time to time upon reasonable prior notice, permit the Owner Lessor, the Owner Participant, the Lender, the Holder Representative and each of the Funding LLC Note Holders or any of their respective agents or representatives to examine and make copies of and abstracts from the records and books of account of Holdings and its subsidiaries; PROVIDED that by virtue of this SECTION 7.4, Holdings shall not be deemed to have waived any right to confidential treatment of the information obtained, subject to the provisions of Requirements of Law or court order. The provisions of this SECTION 7.4 shall be deemed to be supplemental to, but not duplicative of, the other provisions of the Operative Documents that relate to inspection of the Facility and the books and records relating thereto.

         SECTION 7.5 IMPLEMENTATION OF YEAR 2000 PLAN. Holdings shall ensure that its, and its Subsidiaries', computer based systems are able to effectively process data including dates on and after January 1, 2000.

         SECTION 7.6 FURTHER ASSURANCES. Upon written request of the Owner Lessor, the Owner Participant, the Lender or the Holder Representative, Holdings shall, and shall cause each of its subsidiaries to, promptly perform or cause to be performed any and all acts and execute or cause to be executed any and all documents (including, financing statements and continuation statements) for filing under the provisions of the Uniform Commercial Code or any other Requirement of Law which are necessary or advisable to preserve, protect and perfect the ownership of the Undivided Interest and the interest of the Owner Lessor in the Ground Lease and to maintain Liens on the Lessor Collateral in favor of the Holder Representative that are duly perfected in accordance with all applicable Requirements of Law.

SECTION VIII          NEGATIVE COVENANTS OF HOLDINGS

         For as long as any of the Funding LLC Notes are outstanding and each Lessor Note (or participation interest therein), if any, that shall have been assigned or otherwise transferred to the APA Purchasers pursuant to Section 18(n) of the APA has been paid in full, Holdings covenants and agrees to perform the obligations set forth in this SECTION 8.

         SECTION 8.1 INDEBTEDNESS. Holdings shall not and shall not permit its Subsidiaries to create, incur, assume or permit to exist any Indebtedness, other than:

                      (a) Indebtedness under the Holdings Credit Agreement;

                      (b) Capitalized Lease Liabilities and Operating Lease Liabilities outstanding (or anticipated to be outstanding) on the Closing Date and set forth on Schedule 8.2.1(a) to the Holdings Credit Agreement and other Capitalized Lease Liabilities and Operating Lease Liabilities entered into in the ordinary course of business not to exceed at any time an aggregate principal amount equal to $50,000,000;

                      (c) Indebtedness under Interest Rate Hedging Transactions;

                      (d) subject to SECTION 8.11, Indebtedness of the Holdings Loan Parties incurred to finance the acquisition, construction or improvement of any fixed or capital assets in accordance with and subject to SCHEDULE 8.2.1(d) to the Holdings Credit Agreement;

                      (e) Indebtedness consisting of reimbursement obligations of the Holdings Loan Parties in respect of (i) letters of credit (other than the Midwest Letters of Credit), surety bonds and performance bonds used by the Holdings Loan Parties in the ordinary course of business in an aggregate amount not to exceed $40,000,000 at any time and (ii) the Midwest Letters of Credit;

                      (f) Indebtedness of Holdings incurred to refinance (x) the Holdings Facility, (y) any other Existing Indebtedness of Holdings or (z) the Funding LLC Loans (in part to the extent of amortization of the Lessor Notes or in whole in the event that the Facility Lease and the Facility Sublease are terminated) (each such refinancing of the Funding LLC Loans, a "FUNDING LLC REFINANCING"), PROVIDED that (A) the average life of any such Indebtedness shall not be less than, in the case of Indebtedness incurred to refinance the Holdings Loans (other than the Holdings Loans borrowed for working capital), five (5) years, or, in the case of Indebtedness incurred to refinance other Indebtedness of Holdings, the average life of the Indebtedness so refinanced and (B) the principal amount of such Indebtedness shall not exceed the amount of the Indebtedness so refinanced, plus the amount of fees and expenses incurred in connection with such issuance;

                      (g) Indebtedness (including guarantees thereof by Midwest) in the form of commercial paper in an amount which, when added to the sum of (x) the aggregate outstanding principal amount of Holdings Loans (other than Holdings Loans borrowed for working capital) and (y) the outstanding principal amount of any Indebtedness incurred pursuant to SECTION 8.1(g) (or subsequent refinancings of such Indebtedness) does not exceed the sum of (A)
$1,679,000,000 PLUS (B) the aggregate principal amount of Funding LLC Refinancings by Holdings;

                      (h) Indebtedness in the form of subordinated, unsecured intercompany loans between the Holdings Loan Parties that are subject to the EMOC Loan Documents;

                      (i) Indebtedness in the form of guarantees made by and reimbursement obligations with respect to letters of credit issued for the account of Holdings in the ordinary course of business related to the Generating Assets in connection with fuel procurement, sales, transportation or management purchases or exchanges made by affiliates of Holdings related to physical capacity, energy and emission credits related to the Generating Assets and financial instruments related thereto and purchases, sales or exchanges of energy or emission credits;

                      (j) Indebtedness of Holdings under the Letter of Credit Guarantee;

                      (k) Indebtedness of Midwest under the Midwest Lessor Lease Guaranty, the Midwest OP Lease Guaranty; and

                      (l) other Indebtedness of Holdings, provided that (A) Holdings shall have delivered a PRO FORMA calculation of the Debt Service Coverage Ratio for the preceding 12-month period (or, if such calculation is being delivered prior to the first anniversary of the Closing Date, for such shorter period of not less than six months) indicating that, had such Indebtedness been outstanding and had the maximum amount of Indebtedness available to be drawn under the tranche of the Holdings Facility available for working capital been outstanding during such period, the Debt Service Coverage Ratio for such period would have been equal or greater than 2.50 to 1.00; (B) the most recently delivered Ratings Letters confirm that the Debt Ratings are at least BBB- and Baa3 by S&P and Moody's respectively; and (C) to the extent that such Indebtedness incurred since the date of the most recently delivered Ratings Letters would exceed $200 million in the aggregate, Holdings shall have received written confirmation that the incurrence of such Indebtedness would not result in a downgrade of the Holdings' Debt Rating below BBB- or Baa3 from S&P and Moody's, respectively.

         SECTION 8.2 LIENS. Holdings shall not and shall not permit its Subsidiaries to create, incur, assume or permit to exist any Liens on such Person's respective property, revenues or assets, whether now owned or hereafter acquired, other than:

                      (a) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                      (b) Liens of carriers, warehousemen, mechanics, material men and landlords incurred in the ordinary course for sums not overdue or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                      (c) Liens incurred in the ordinary course in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits;

                      (d) Liens granted in the ordinary course as security for the performance of tenders, statutory obligations, leases and contracts (other than for Indebtedness) or to secure obligations on surety or appeal bonds;

                      (e) easements, rights-of-way, zoning or other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of Holdings or such Subsidiary;

                      (f) Liens on cash collateral securing investments and guarantee obligations;

                      (g) judgment Liens in existence (i) less than 30 days after the entry thereof so long as the payment thereof is effectively bonded or otherwise adequately secured or (ii) less than 60 days after entry thereof so long as no enforcement, levy, collection or foreclosure proceeding has commenced or with respect to which execution has been stayed or payment of which is covered in full by insurance;

                      (h) Liens, title defects and adverse claims that neither individually nor in the aggregate materially diminish the use or value of the property affected thereby;

                      (i) Permitted Encumbrances;

                      (j) Liens specifically permitted under or created pursuant to the Operative Documents;

                      (k) Liens to secure Indebtedness permitted by clauses 8.1(b), 8.1(f), 8.1(k), 8.1(l) and 8.1(g), provided that such Indebtedness shall be secured on a pro rata basis with the Holdings Loans and Holdings' Guarantee;

                      (l) purchase money Liens to secure Indebtedness permitted by clause 8.1(e), provided that such Liens do not encumber any assets other than those acquired or constructed with the proceeds of such Indebtedness; and

                      (m) extensions or renewals of any Lien otherwise permitted to be incurred under this SECTION 8.2 securing Indebtedness in an amount not exceeding the principal amount of, and accrued interest on, the Indebtedness secured by such Lien as so extended or renewed at the time of such extension or renewal; PROVIDED that such Lien shall apply only to the same property theretofore previously securing such Indebtedness.

         SECTION 8.3 MERGER, CONSOLIDATION, SALE OF SUBSTANTIALLY ALL ASSETS. Holdings will not liquidate or dissolve, consolidate or merge with or into any other Person, or purchase or otherwise acquire all or substantially all of the assets of Person, unless:

                      (a) No Lessor Loan Event of Default has occurred and is continuing or would occur after giving effect to such liquidation, dissolution, consolidation, merger or asset acquisition;

                      (b) Holdings is the entity resulting from such consolidation or surviving in such merger; and

                      (c) after giving effect to such transaction no Rating Event shall occur and be continuing.

         SECTION 8.4 SALE OF ASSETS. Holdings shall not, and shall not permit its Subsidiaries to, consummate any Asset Disposition, unless the aggregate net book value of all such assets, together with the net book value of all other assets sold, transferred, leased, contributed or conveyed by Holdings and its Subsidiaries pursuant to this SECTION 8.4 since the Closing Date, does not exceed the Permitted Percentage; PROVIDED, HOWEVER, that notwithstanding anything to the contrary contained herein, Holdings and its Subsidiaries may
(i) sell or otherwise dispose of assets as and to the extent necessary to comply with Requirements of Law; PROVIDED, HOWEVER, that if after giving effect to any Asset Dispositions required to be made under this CLAUSE (i) the aggregate net book value of sales made under this SECTION 8.4 would exceed the Permitted Percentage, Holdings shall make a prepayment of all Net Cash Proceeds therefrom pursuant to the terms of the Holdings Loan Agreement, (ii) sell or otherwise dispose of Cash Equivalent Investments, (iii) enter into the Facility Site Lease and the Other Facility Site Leases and (iv) transfer certain railcars or rights to railcars as part of the Transco Transaction; PROVIDED, FURTHER, that any Asset Disposition pursuant to clauses (i) through (iv) of this paragraph shall not be included in the calculation of the aggregate net book value of assets sold pursuant to this SECTION 8.4.

         SECTION 8.5 INVESTMENTS, LOANS, ADVANCES, GUARANTEES AND ACQUISITIONS. Holdings shall not, and shall not permit any of its Subsidiaries to, create or acquire, make, incur, assume or suffer to exist any Investment in any other Person, except:

                             (i) Investments existing on the Closing Date;

                             (ii) Investments into Midwest, provided that no Lease Event of Default shall be in existence or shall occur after giving effect to the making of such Investment;

                             (iii) Investments in the form of payments made under the Facility Sublease and the Other Facility Subleases; and

                             (iv) Cash Equivalent Investments, PROVIDED that any Investment which when made complies with the requirements of the definition of the term "CASH EQUIVALENT INVESTMENT" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements.

         SECTION 8.6 TRANSACTIONS WITH AFFILIATES. Holdings shall not, and shall not permit its Subsidiaries to, enter into, or cause, suffer or permit to exist, any Transaction with an Affiliate unless such arrangement or contract is fair and reasonable to Holdings and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of Holdings with a Person which is not one of its Affiliates.

         SECTION 8.7 AMENDMENT, WAIVER OR ASSIGNMENT OF CERTAIN DOCUMENTS. Holdings shall not, and shall not permit any of its Subsidiaries to terminate, amend, supplement or otherwise modify any ComEd Agreement (i) in any materially adverse manner with respect to its term, offtake requirement or payment provision or (ii) otherwise in a manner which would result in a Material Adverse Effect on Holdings without the prior written consent of the Holder Representative, which consent shall not be unreasonably withheld or delayed.

         SECTION 8.8 SPECULATIVE TRANSACTIONS. Holdings shall not, and shall not permit its Subsidiaries to, directly or indirectly engage in transactions for (or incur Indebtedness under SECTION 8.1(i) in connection with) any speculative purpose, including speculative transactions relating to (x) fuel procurement or sales, (y) purchases, sales or exchanges related to capacity and energy from the Generating Assets or financial instruments related thereto or (z) purchases, sales or exchanges of energy or emission credits.

         SECTION 8.9 RESTRICTIVE AGREEMENTS. Holdings shall not and shall not permit any of its Subsidiaries to enter into any agreement (other than the Holdings Credit Documentation and the Operative Documents as in effect on the Closing Date) (a) expressly restricting the ability of Holdings to amend or otherwise modify the Holdings Credit Documentation, (b) restricting the ability of any Holdings Loan Party to make any payments, directly or indirectly, to Holdings by way of dividends or make distributions on its capital stock or member or other ownership interests or to pay any Indebtedness owed to any Holdings Loan Party or (c) restricting the ability of any Holdings Loan Party to make loans or advances to Holdings or any other Holdings Loan Party.

         SECTION 8.10 CHANGES IN LEGAL FORM OR BUSINESS. Holdings shall not change its legal form or Organic Documents except as permitted by SECTION 8.3, change its Fiscal Year or engage in any business other than the business contemplated by the Operative Documents.

         SECTION 8.11 CAPITAL EXPENDITURES. Holdings will not and will not permit its Subsidiaries to make any capital expenditures (other than Necessary Capital Expenditures) or other asset purchases in excess of $5,000,000 per annum so long as (a) the Debt Service Coverage Ratio for the preceding 12-month period ended on the last day of the immediately preceding Fiscal Quarter is less than 1.75 to 1.00 (to be computed for the first time on the date which is 12 months after the Closing Date) and (b) the projected Debt Service Coverage Ratio for each of the two succeeding 12-month periods is less than 1.75 to 1.00 or (c) any Debt Rating falls into Level 2, Level 3 or Level 4 of the CAPEX Limitation Grid.

         SECTION 8.12 DIVIDENDS AND OTHER PAYMENTS. Holdings shall not, and shall not permit any of its Subsidiaries to, declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of capital stock of or other ownership interest in any Holdings Loan Party or any warrants or options to purchase any such stock or ownership interest, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Holdings Loan Party (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "RESTRICTED PAYMENTS"); PROVIDED, HOWEVER, that: (a) any Subsidiary of Holdings may make Restricted Payments to Holdings; and (b) Holdings may make Restricted Payments in respect of its capital stock on any Quarterly Payment Date if: (i) Holdings has paid all amounts then due and payable in respect of the Holdings Loans; (ii) no Lessor Loan Event of Default shall have occurred and be continuing or will occur after giving effect to the making of such payment; and (iii) (A) the Debt Service Coverage Ratio for the 12-month period ended on the last day of the immediately preceding Fiscal Quarter, (B) the projected Debt Service Coverage Ratio for the 12-month period commencing on the first day of the then current Fiscal Quarter and (C) the projected Debt Service Coverage Ratio for the 12-month period commencing on the first anniversary of the first day of the then current Fiscal Quarter, in each case shall be no less than 1.75 to 1.00; PROVIDED, that (x) on any Quarterly Payment Date on which any Debt Rating falls into Level 2 of the CAPEX Limita-tion Grid, 50% of any Excess Cash Flow shall be deposited into the Cashflow Recapture Fund until the amount on deposit in such Cashflow Recapture Fund equals the amount of the Fixed Charges payable during the next six months calculated as of such Quarterly Payment Date; (y) on any Quarterly Payment Date on which any Debt Rating falls into Level 3 of the CAPEX Limitation Grid, 100 % of any Excess Cash Flow shall be deposited into the Cashflow Recapture Fund; and
(z) at any time any Debt Rating falls into Level 4 of the CAPEX Limitation Grid, all Excess Cash Flow generated by Holdings, if any, and all amounts on deposit in the Cashflow Recapture Fund will be used to make prepayments of the Holdings Loans pursuant to the Holdings Credit Agreement. To the extent that any funds have been deposited into the Cashflow Recapture Fund, the funds will be held as security for the repayment of the Holdings Loans and Holdings' obligations under its guarantee of the lease obligations of Collins Holdings under the Facility Lease and will only be released once each Debt Rating falls into Level 1 of the CAPEX Limitation Grid.

SECTION IX          AFFIRMATIVE COVENANTS OF COLLINS HOLDINGS

         Collins Holdings covenants and agrees that it will perform the obligations set forth in this SECTION 9.

         SECTION 9.1 MAINTENANCE OF EXISTENCE; CONDUCT OF BUSINESS. Collins Holdings shall preserve, renew and keep in full force and effect its legal existence and take all necessary action to maintain all material rights, privileges and franchises necessary or desirable in the normal conduct of its business.

         SECTION 9.2 COMPLIANCE WITH REQUIREMENTS OF LAW AND CONTRACTUAL OBLIGATIONS. Collins Holdings shall comply with all Requirements of Law and Contractual Obligations, such compliance to include the payment, before the same become delinquent, of all taxes, assessments and governmental charges or levies, except to the extent such non-compliance would not result in a Material Adverse Effect on Collins Holdings.

         SECTION 9.3 MAINTENANCE OF PROPERTIES. Collins Holdings shall (a) maintain its properties which are necessary or useful in the proper conduct of its business (i) in good condition, repair and working order (ordinary wear and tear excepted), except where the failure to do so would not result in a Material Adverse Effect on Collins Holdings, (ii) in accordance with Prudent Industry Practice, and (iii) in compliance with all material Requirements of Law, and (b) make such repairs, renewals, replacements, betterments and improvements to such properties as in the reasonable judgment of Collins Holdings are necessary so that such properties may be operated in accordance with their intended purpose. The provisions of this Section 9.3 shall be deemed to be supplemental to, but not duplicative of, the provisions of the Facility Lease.

         SECTION 9.4 NOTICES OF MATERIAL EVENTS. (i) Collins Holdings will furnish to the Owner Trustee, the Owner Lessor, the Owner Participant, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative prompt written notice of the following:

                                    (a)      as soon as possible and in any
         event within five Business Days after any Authorized Officer of Collins Holdings obtains knowledge of the occurrence of (i) any Lease Event of Default and (ii) any default under any other material agreement to which Collins Holdings is a party or any termination thereof, in each case, together with a statement of an Authorized Officer of Collins Holdings setting forth details of such Lease Event of Default, default or termination and the action Collins Holdings has taken and proposes to take with respect thereto;

                                    (b)      as soon as possible and in any
         event within five Business Days after the commencement of, or the occurrence of any material adverse development with respect to, any litigation, action, proceeding, Environmental Claim or labor controversy of the type described in SECTION 3.3(g);

                                    (c)      immediately upon becoming aware of
         the institution of any steps by Collins Holdings to terminate any Pension Plan (other than a standard termination under ERISA Section 4041(b)), or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA or Section 412 of the Code, or the taking of any action with respect to a Pension Plan which could result in the requirement that Collins Holdings furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by Collins Holdings or any member of the Controlled Group of any material liability (other than liabilities incurred in the ordinary course of maintaining the Pension Plan), fine or penalty, or any increase in the contingent liability of Collins Holdings with respect to any

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



         post-retirement Welfare Plan benefit, the occurrence or expected occurrence of any Reportable Event or the termination, Reorganization or Insolvency of any Multiemployer Plan or the complete or partial withdrawal by Collins Holdings or any member of the Controlled Group from a Multiemployer Plan, notice thereof and copies of all documentation relating thereto;

                                    (d)      as soon as possible and in any
         event within five Business Days after any Authorized Officer of Collins Holdings obtains knowledge of the occurrence thereof, notice of any casualty, damage or loss to properties owned by Collins Holdings which are necessary or useful in the proper conduct of its business, whether or not insured, through fire, theft, other hazard or casualty, involving a probable loss of $5,000,000 or more;

                                    (e)      as soon as possible and in any
         event within five Business Days after any Authorized Officer of Collins Holdings obtains knowledge of the occurrence thereof, notice that any Governmental Authority may revoke, or refuse to grant or renew, or materially modify, any material Governmental Approval described in
         SECTION 3.3(d);

                                    (f)      concurrently with the payment of
         Contingent Prepaid Rent, notice of such prepayment and the amounts thereof;

                                    (g)      promptly following any request
         therefor, such other information regarding the operations, business affairs and financial condition of Collins Holdings, or compliance with the terms of this Agreement or the other Operative Documents, as the Owner Trustee, the Owner Lessor, the Owner Participant and the Holder Representative may reasonably request; and

                                    (h)      concurrently with the delivery of
         any notice, report, request, demand, certificate, financial statement or other instrument (but without duplication of deliveries required under SECTION 9.1(i)) to the Owner Lessor pursuant to the Facility Lease, Collins Holdings shall furnish a copy of the same to the Holder Representative with sufficient copies for each Holder.

         Each notice delivered under SECTION 9.4(i) shall be accompanied by a statement of an Authorized Officer or other executive officer of Collins Holdings setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

         SECTION 9.5 FURTHER ASSURANCES. Upon written request of the Owner Trustee, the Owner Lessor, the Owner Participant, the Lender or the Holder Representative, Collins Holdings shall promptly perform or cause to be performed any and all acts and execute or cause to be executed any and all documents (including, financing statements and continuation statements) for filing under the provisions of the Uniform Commercial Code or any other Requirement of Law which are necessary or advisable to preserve, protect and perfect the ownership of the Undivided Interest and the interest of the Owner Lessor in the Ground Lease and to maintain Liens on the Lessor Collateral in favor of the Holder Representative that are duly perfected in accordance with all applicable Requirements of Law.

SECTION X         NEGATIVE COVENANTS OF COLLINS HOLDINGS

         SECTION 10.1 SOLE PURPOSE NATURE. Collins Holdings shall not enter into or engage in any business other than as contemplated by the Facility Lease, the Facility Sublease, the Facility Site Sublease, the Facility Site Sub-sublease and the Tax Indemnity Agreement and the activities related thereto.

         SECTION 10.2 INDEBTEDNESS. Collins Holdings shall not create, incur, assume, suffer to exist or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, other than Indebtedness incurred hereunder and under the other Operative Documents.

         SECTION 10.3 LIENS. Collins Holdings shall not create, incur, assume or suffer or permit to exist, directly or indirectly, any Lien on any of its property now owned or hereafter acquired, except the Liens specifically permitted under the Operative Documents.

         SECTION 10.4 PROHIBITION OF FUNDAMENTAL CHANGES. Collins Holdings shall not enter into any transaction of merger or consolidation, change its form of organization or its business, liquidate or dissolve itself (or suffer any liquidation or dissolution) or discontinue its business or sell all or substantially all of its assets.

         SECTION 10.5 INVESTMENTS. Collins Holdings shall not form or have any Subsidiaries, make investments, loans or advances or otherwise acquire any stock, obligations or securities of any person, except that Collins Holdings may make investments specifically permitted under the Operative Documents.

         SECTION 10.6 BANKRUPTCY. Collins Holdings shall not commence any case, proceeding or other action under any existing or future law of any jurisdiction, relating to bankruptcy, insolvency, reorganization, agreement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to it or its debts, or seek appoint-ment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its assets, or make a general assignment for the benefit of its creditors or take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this
Section 10.6.

SECTION XI        COVENANTS OF THE TRUST COMPANY, THE OWNER TRUSTEE AND THE
                  OWNER LESSOR

         SECTION 11.1 COMPLIANCE WITH THE TRUST AGREEMENT. Each of the Owner Lessor, the Trust Company and the Owner Trustee hereby severally covenants and agrees severally and as to itself only that it will:

                           (a) comply with all of the terms of the Trust
Agreement applicable to it; and

                           (b) not amend, supplement, or otherwise modify
SECTION 9.01, SECTION 10.01 or SECTION 10.02 of the Trust Agreement without the prior written consent of Midwest so long as no Material Lease Default or Lease Event of Default has occurred and is continuing or the Holder Representative so long as the Lessor Notes are outstanding.

         SECTION 11.2 OWNER LESSOR'S LIENS. The Trust Company, the Owner Trustee and the Owner Lessor each covenants severally and as to itself only that it will not directly or indirectly create, incur, assume or suffer to exist any Owner Lessor's Lien attributable to it and will promptly notify in writing Collins Holdings, the Owner Participant and Holder Representative of the imposition of any such Lien of which it has actual knowledge and shall promptly, at its own expense, take such action as may be necessary to duly discharge such Owner Lessor's Lien attributable to it.

         SECTION 11.3 AMENDMENTS TO OPERATIVE DOCUMENTS. The Owner Trustee and the Trust Company each covenants severally and as to itself only that it will not unless such action is expressly contemplated by the Operative Documents, or with respect to the Owner Trustee and the Owner Lessor, unless it is expressly directed by the Owner Participant in writing, (a) through its own action terminate any Operative Document to which it is a party, (b) amend, supplement, waive or modify (or consent to any such amendment, supplement, waiver or modification) any Operative Document (other than the Trust Agreement, amendments to and modifications of which are governed by SECTION 11.1 hereof) in any manner other than with respect to administrative or ministerial matters or (c) except as provided in SECTION 16.2 hereof, take any action to prepay or refund the Lessor Notes or amend any of the payment terms of the Lessor Notes without, in each case, the prior written consent of Midwest so long as no Material Lease Default or Lease Event of Default shall have occurred and be continuing and, in the case of clause (a) or

(b), the Holder Representative so long as the Funding LLC Notes are outstanding and so long as no Lessor Note or Lessor Notes (or participation interests therein) shall have been assigned or otherwise transferred to the APA Purchasers pursuant to Section 18(n) of the APA and remain outstanding.

         SECTION 11.4 TRANSFER OF THE OWNER LESSOR'S INTEREST. Other than as contemplated by the Operative Documents, each of the Owner Lessor and the Owner Trustee covenants severally and as to itself only that it will not assign, pledge, sell, lease, convey or otherwise transfer any of its then existing right, title or interest in and to the Owner Lessor's Interest, the Trust Estate or the other Operative Documents without the consent of Midwest and, so long as the Lessor Notes are outstanding, the Holder Representative, which consent may not be unreasonably withheld. Nothing in this SECTION 11.4 shall limit the ability of the Owner Trustee or the Owner Participant to appoint a successor Owner Trustee pursuant to SECTION 9 of the Trust Agreement.

         SECTION 11.5 OWNER LESSOR; TRUST ESTATE. Each of the Owner Trustee and the Owner Lessor covenants severally and as to itself only that it will not voluntarily take any action to subject the Owner Lessor or the Trust Estate to the provisions of any applicable bankruptcy or insolvency law (as now or hereafter in effect).

         SECTION 11.6 LIMITATION ON INDEBTEDNESS AND ACTIONS. Each of the Owner Trustee and the Owner Lessor covenants severally and as to itself only that it will not incur any indebtedness nor enter into any business or activity except as required or expressly permitted or contemplated by any Operative Document.

         SECTION 11.7 CHANGE OF LOCATION. The Owner Trustee shall use all reasonable efforts to give the Owner Participant, the Holder Representative, the Lender, Midwest and Collins Holdings 30 days' written notice of any relocation of the Owner Trustee's chief executive office or the place where documents and records relating to the Owner Trustee or the Trust Estate are kept from the location set forth in SECTION 3.4(j) and of any change in its name, but in any event the Owner Trustee and the Owner Lessor shall give such notice within 30 days after such relocation or name change.

         SECTION 11.8 BANKRUPTCY OF TRUST. Each of the Trust Company, the Owner Trustee and the Owner Lessor hereby agrees severally and as to itself only that it shall not voluntarily take any action that shall, or cause any action to be taken that is intended to, submit the Owner Lessor, as debtor, to any proceeding under any Requirement of Law involving bankruptcy, insolvency, reorganization or other laws affecting the rights of creditors generally unless a Lease Event of Default or a Material Lease Default shall have occurred and be continuing (in which case, if the Lien of the Lessor Collateral shall not have been discharged, the Trust Company, the Owner Trust or the Owner Lessor shall not take such action unless the Holder Representative shall have given its prior written consent to such action in its sole discretion).

SECTION XII           COVENANTS OF THE OWNER PARTICIPANT

         SECTION 12.1 RESTRICTIONS ON TRANSFER OF BENEFICIAL INTEREST.

                  (a) The Owner Participant covenants and agrees that it shall not during the Facility Lease Term assign, convey or transfer any of its right, title or interest in the Beneficial Interest without the prior written consent of Midwest and, so long as the Lessor Notes are outstanding, without the prior written consent of the Holder Representative; PROVIDED, HOWEVER, that the Owner Participant may assign, convey or transfer all or any part of its interest in the Beneficial Interest without such consent to a Person (the "TRANSFEREE") which shall assume the duties and obligations of the Owner Participant under the Operative Documents with respect to the interest being transferred pursuant to an Assignment and Assumption Agreement substantially in the form of Exhibit RR hereto, if each of the following conditions shall have been satisfied:

                           (i) Midwest, the Owner Trustee and, so long as the Lessor Notes are outstanding, the Holder Representative shall have received an opinion of counsel, which opinion and counsel are reasonably satisfactory to each recipient thereof, to the effect that such Assignment and Assumption Agreement is a legal, valid and binding obligation of, and is enforceable against, each party thereto, that all regulatory approvals required in connection with such transfer or necessary to assume the Owner Participant's obligations under the Operative Documents shall have been obtained and that the proposed transfer of the Beneficial Interest will not require registration the Securities Act;

                           (ii) the Transferee shall be a "United States person" within the meaning of Section 7701 (a)(30) of the Code;

                           (iii) the Transferee or a guarantor of such Transferee meets the following criteria: (1) the Consolidated
         Tangible Net Assets of at least equal to $75 million calculated in accordance with GAAP, (2) agrees to be bound by the terms of the Operative Documents pursuant to an Assumption and Assignment Agreement substantially in the form of Exhibit RR hereto, and (3) so long as no Lease Event of Default shall have occurred and be continuing, such Transferee is not a Competitor of, or in material litigation with, Midwest or any Affiliate of Midwest, unless waived by Midwest;



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

                           (iv) the transferring Owner Participant shall pay, without any right of indemnification from Midwest or any other Person, all reasonable documented out-of-pocket costs, fees and expenses incurred in connection with any such transfer by (x) the other Lease Financing Parties, except Midwest, and (y) Midwest, so long as no Lease Event of Default shall have occurred and be continuing; and

                           (v) following such transfer, there shall be not more than four Owner Participants with interests (Undivided Interests or beneficial trust interests) in the Facility.

                  (b) For purposes of the preceding clause (a), a "COMPETITOR" of Midwest shall be an entity which, or an Affiliate of which, is significantly involved as a seller or trader of capacity or energy in the electric market; PROVIDED that, the foregoing restriction shall not apply in the case of a Transferee that is an Affiliate of such a seller or trader so long as
(i) such Transferee is an entity involved in making passive investments such as the Owner Participant's contemplated investment in this transaction, (ii) such Transferee has in place procedures which shall be reasonably acceptable to Midwest to prevent such Affiliate that is a seller or trader of capacity from acquiring confidential information relating to such passive investments and agrees in writing with Midwest to maintain and abide by such procedures, and
(iii) neither such Transferee nor any Affiliate thereof is an entity that is (x) actively involved in the generation of electricity in Mid-American Interconnected Network and/or the East Central Reliability Council or any successor thereto, or (y) on the List of Competitors, attached hereto as Exhibit SS, which may, from time to time, but no more often than once per year, be modified by Midwest, and shall contain a list of up to six entities (including Affiliates) which Midwest reasonably believes in its good faith judgment are Competitors of Midwest. Notwithstanding the foregoing, the restrictions set forth in clause (i) or (iii) (1) and (iii) (3) of SECTION 12.1(a) above shall not inure to the benefit of Midwest if such transfer is in connection with the exercise of remedies during a Lease Event of Default.

                  (c) Midwest shall not be responsible for any adverse tax consequence to the Owner Lessor or the Owner Participant resulting from any transfer pursuant to this SECTION 12.1 and the Pricing Assumptions (as set forth on SCHEDULE 12.1 (c) hereto) shall not be changed as a result of any such transfer except if such transfer is in connection with the exercise of remedies during a Lease Event of Default.

                  (d) The Owner Participant shall give the Owner Lessor, the Owner Trustee, the Holder Representative, Collins Holdings and Midwest 30 days' prior written notice of such transfer, or 10 days in the case of a transfer to an Affiliate of the Owner Participant, specifying the name and address of any proposed Transferee and such additional information as shall be necessary to determine whether the proposed transfer satisfies the requirements of this SECTION 12.1. If requested by the Owner Participant or the Holder Representative, Midwest shall acknowledge qualifying transfers.

                  (e)      Upon any such transfer in compliance with this
SECTION 12.1 (i) such Transferee shall, to the extent of the Beneficial Interest conveyed to the Transferee, (x) be deemed the "Owner Participant" for all purposes, and (y) enjoy the rights and privileges and perform the obligations of the Owner Participant hereunder and under the Assignment and Assumption Agreement, the Owner Participant Guaranty and each other Operative Document to which such Owner Participant is a party, and each reference in this Agreement, the Assignment and Assumption Agreement, the Owner Participant Guaranty and each other Operative Document to the "Owner Participant" shall thereafter be deemed to include such Transferee, to the extent of the Beneficial Interest conveyed to the Transferee, for all purposes and (ii) the transferor Owner Participant and the Guarantor, if any, of such transferor Owner Participant's obligations shall be released from all obligations hereunder and under each other Operative Document to which such transferor or Guarantor is a party or by which such transferor Owner Participant or Guarantor is bound to the extent such obligations are expressly assumed by a Transferee; PROVIDED, HOWEVER, that in no event shall any such transfer waive or release the transferor or its Guarantor from any liability existing immediately prior to or occurring simultaneously with such transfer.

         SECTION 12.2 OWNER PARTICIPANT'S LIENS. The Owner Participant covenants that it will not directly or indirectly create, incur, assume or suffer to exist any Owner Participant's Lien and the Owner Participant shall promptly notify Midwest, Collins Holdings, the Lender and Holder Representative in writing of the imposition of any such Lien of which the Owner Participant has actual knowledge and shall promptly, at its own expense, take such action as may be necessary to duly discharge such Owner Participant's Lien.

         SECTION 12.3 AMENDMENTS OR REVOCATION OF TRUST AGREEMENT. The Owner Participant covenants that it will not (a) amend, supplement, or otherwise modify SECTION 9.01, SECTION 10.01 or SECTION 10.02 of the Trust Agreement except for amendments required by the Operative Documents or by Requirements of Law or which are administrative or ministerial in nature without the prior written consent of Midwest so long as no Material Lease Default or Lease Event of Default has occurred and is continuing, and without the prior written consent of the Holder Representative so long as the Lessor Notes are outstanding, or (b) revoke, or otherwise waive compliance with or terminate the Trust Agreement without the prior written consent of Midwest so long as no Material Lease Default or Lease Event of Default has occurred and is continuing, and the Holder Representative so long as the Lessor Notes are outstanding.

         SECTION 12.4 PROHIBITION ON FUNDAMENTAL CHANGES. The Owner Participant shall not change its form of organization and shall not enter into or engage in any business other than as contemplated by the Operative Documents and the activities related thereto.

         SECTION 12.5 BANKRUPTCY FILINGS. The Owner Participant agrees that it will not file a petition, or join in the filing of a petition, seeking reorganization, arrangement, adjustment or composition of, or in respect of, the Owner Lessor under the Bankruptcy Code, or any other applicable Federal or state law or the law of the District of Columbia.

         SECTION 12.6 INSTRUCTIONS. The Owner Participant agrees that it will not instruct the Owner Lessor to take any action prohibited by this Agreement or any other Operative Document.

         SECTION 12.7 APPOINTMENT OF SUCCESSOR OWNER TRUSTEE. Notwithstanding any other provision of this Agreement, a successor Owner Trustee shall not be appointed by the Owner Participant without the consent of Midwest and, so long as the Lessor Notes are outstanding, the Holder Representative unless such successor Owner Trustee (a) meets the requirements of the Trust Agreement, (b) has a combined capital and surplus of at least $150 million, and (c) Midwest and, so long as the Lessor Notes are outstanding, the Holder Representative shall have received at the expense of the Owner Participant: (i) an opinion or opinions of counsel, such counsel and such opinion to be reasonably acceptable to such parties, to the effect that no regulatory consents or approvals are required, or (ii) such other documentation reasonably satisfactory to Midwest or the Holder Representative, as the case may be; PROVIDED, HOWEVER, that if Wilmington Trust Company resigns as Owner Trustee, is terminated for cause, or shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Owner Trustee or its properties shall be appointed or any public officer shall take charge or control of the Owner Trustee or its property or affairs for the purpose of rehabilitation, conservation or liquidation, the opinion required by clause (c) shall be at the expense of Midwest.

         SECTION 12.8 COOPERATION. Owner Lessor agrees, and each of the Owner Participant and the Owner Trustee agree to cause the Owner Lessor to, at the request of Midwest and at the sole After-Tax cost and expense of Midwest, take such actions as may be necessary for the Owner Lessor to take as the owner of the Facility for purposes of obtaining the valid and effective issue, transfer or amendment, as the case may be, of all Governmental Approvals to the extent the same are required for the use, ownership, operation or maintenance of the Facility, the Facility Site, the Undivided Interest, the Ground Interest or any Component by Midwest or Collins Holdings or any permitted assignee of Midwest or Collins Holdings in the manner contemplated by the Operative Documents. Midwest shall pay on an After-Tax Basis all reasonable costs and expenses

(including, without limitation, the reasonable fees and expenses of counsel) of Owner Lessor and each other Person party to an Operative Document incurred in connection with any such action. It is understood and agreed that, with respect to any action requested of it, and taken by it, under this Section, the Owner Lessor, the Owner Participant and the Owner Trustee shall make no representation or warranty as to, and shall have no responsibility for the effectiveness of such action to accomplish or promote the objective intended by the Person making such request.

SECTION XIII          COVENANTS OF THE HOLDER REPRESENTATIVE

         SECTION 13.1 THE HOLDER REPRESENTATIVE'S LIENS. The Holder Representative will not directly or indirectly create, incur, assume or suffer to exist any Holder Representative's Lien attributable to it and arising out of events or conditions not related to its rights in the Lessor Collateral or the administration thereof, and will promptly notify the Owner Participant, the OP Guarantor, the Owner Trustee, Collins Holdings and Midwest in writing of the imposition of any such Lien of which it has actual knowledge and shall promptly, at its own expense, take such action as may be necessary to duly discharge such Holder Representative's Lien.

SECTION XIV           MIDWEST'S INDEMNIFICATIONS

         SECTION 14.1 GENERAL INDEMNITY.

                  (a) CLAIMS IDENTIFIED. Subject to the exclusions stated in paragraph (b) below, Midwest and Collins Holdings jointly and severally agree to indemnify, protect, defend and hold harmless, and do hereby indemnify the Owner Participant, the OP Guarantor, the Owner Lessor, the Trust Company in its individual capacity, the Owner Trustee, the Equity Investor, the Holder Representative, each Holder, the Midwest LC Issuer, the RCE LC Issuer, Funding LLC and each Funding LLC Note Holder, the RCE Agent, the APA Agent, each APA Purchaser, Citicorp North America, Inc., Lord Securities Corporation, Midwest Funding, Inc. and the Surety and their respective Affiliates, successors, assigns, agents, members, partners, directors, officers or employees (each an "INDEMNITEE") against any and all Claims (including Environmental Claims) (whether or not any of the transactions contemplated by the Operative Documents are consummated) imposed on, incurred or suffered by or asserted against such Indemnitee in any way relating to or resulting from or arising out of or attributable to:

                           (i) the construction, financing, refinancing, acquisition, operation, rebuilding, warranty, ownership, use, possession, maintenance, repair, lease, condition, alteration, modification, restoration, refurbishing, return, purchase, sale or other disposition, insuring, sublease, or other use or non-use of the Facility, the Facility Site, the Undivided

         Interest, the Ground Interest or any Component or any portion thereof or any interest therein;

                           (ii) the conduct of the business or affairs of Midwest or Collins Holdings at the Facility and the Facility Site;

                           (iii)    the manufacture, design, purchase,
         acceptance, rejection, delivery or condition of, or improvement to, the Facility, the Facility Site, the Undivided Interest, the Ground Interest, or any Component, or any portion of any thereof or any interest therein;

                           (iv) the Facility Lease, the Facility Site Lease, the Facility Site Sublease, the Facility Site Sub-sublease or any other Operative Document, the execution or delivery thereof or the performance, enforcement, attempted enforcement or amendment, supplement or modification of any terms thereof, or the transactions contemplated thereby or resulting therefrom;

                           (v)      any actual or alleged Environmental
         Condition or Environmental Claim at, in, on, under, from or related in any way to the Facility or the Facility Site or any portion thereof or any Component;

                           (vi) the reasonable costs and expenses of any Indemnitee in connection with amendments or supplements to the Operative Documents requested or consented to by Midwest or required or necessary as a result of a Lease Event of Default;

                           (vii) the imposition of any Lien other than, with respect to a particular Indemnitee (or a Related Party), a Lien arising by or through such Indemnitee that is prohibited by the terms of this Agreement or other Operative Documents;

                           (viii) any violation by, or liability relating to, Midwest or Collins Holdings of, or under, any Requirement of Law, whether now or hereafter in effect (including Environmental Laws), or any action of any Governmental Authority or other Person taken with respect to the Facility or the Facility Site, the Operative Documents or the interest of any Indemnitee under the Operative Documents or the presence, Release, generation, management, recycling, use, storage, transportation, treatment or manufacture of any Hazardous Material in, at, under, to or from the Facility, the Facility Site or any Component;

                           (ix) the non-performance or breach by Midwest, Holdings or Collins Holdings of any obligation contained in this Agreement or any other Operative Document or the falsity or inaccuracy of any representation, warranty or obligation of Midwest, Holdings or Collins Holdings contained in this Agreement or any other Operative Document;

                           (x) the continuing fees (if any) and expenses of the Owner Lessor and the Owner Trustee (including the reasonable compensation and expenses of their counsel, accountants and other professional persons) arising out of the Owner Lessor's or the Owner Trustee's discharge of their respective duties under or in connection with the Operative Documents;

                           (xi) the continuing fees (if any) and expenses of Holder Representative, the Lender and the Funding LLC Note Holders (including the reasonable compensation and expenses of their respective counsel, accountants and other professional persons) arising out of the discharge of their respective duties under or in connection with the Operative Documents;

                           (xii) the applications of Part 4 and 5 of Subtitle B of Title I of ERISA (including, without limitation, any penalties imposed under Section 501(i) or (1) of ERISA) or any excise taxes, charges or penalties imposed under Section 4975 of the Code;

                           (xiii) the issuance of Lessor Notes in accordance with Section 2.03 of the Lessor Loan Agreement; and

                           (xiv)    in any other way relating to the
         transactions contemplated by the Operative Documents and Additional Covered Documents.

                  (b) CLAIMS EXCLUDED. Any Claim, to the extent relating to or resulting from or arising out of or attributable to any of the following, is excluded from Midwest's and Collins Holdings' agreement to indemnify any Indemnitee under this SECTION 14.1:

                           (i) acts, omissions or events occurring after expiration or other termination of the Facility Lease and, where required by the Facility Lease, return of the Facility to the Owner Lessor or its designee in compliance with the provisions of the Facility Lease, except to the extent such Claim is an Environmental Claim that relates to, results from, arises out of or is attributable to an Environmental Condition that was in existence at the Facility or the Facility Site prior to or as of such expiration or termination of the Facility Lease and the return of the Facility;

                           (ii) with respect to a particular Indemnitee and Related Parties, any offer, sale, assignment, transfer or other disposition (voluntary or involuntary) by or on behalf of (a) in the case of the Owner Participant of any of its interest in the Beneficial Interest, or (b) in the case of the Owner Lessor, and if such action is taken at the written direction of the Owner Participant, the Owner Participant and Related Parties, of all or any of the Owner Lessor's interest in the Facility or the Facility Site, or (c) all or any of the Lender's interest in the Lessor Notes or the collateral therefor, unless such transfer is required by the terms of the Operative Documents or occurs in connection with the exercise of remedies during a Lease Event of Default;

                           (iii) with respect to any Indemnitee and Related Parties, any Claim attributable to the gross negligence or willful misconduct of the Indemnitee seeking indemnification or a Related Party of such Indemnitee;

                           (iv) as to any Indemnitee, any Claim attributable to the noncompliance of such Indemnitee or a Related Party, with any of the terms of, or any misrepresentation or breach of warranty by such Indemnitee contained in any Operative Document or any breach by such Indemnitee or a Related Party of any covenant contained in any Operative Document attributable to such Indemnitee or Related Party, unless attributable to Midwest or Collins Holdings or the breach by another Person of its obligations under the Operative Documents or imputed to the Indemnitee;

                           (v) with respect to the Owner Trustee and the Trust Company, any Claim constituting or arising from an Owner Lessor's Lien attributable to it;

                           (vi) with respect to Holder Representative, any Claim arising from a Holder Representative's Lien;

                           (vii) with respect to the Owner Participant, any claim constituting or arising from an Owner Participant's Lien;

                           (viii) any Claim relating to the payment of any amount which constitutes Transaction Costs which the Owner Participant is obligated to pay pursuant to SECTION 2.3(a) hereof or any other amount to the extent such Indemnitee or a Related Party has expressly agreed in any Operative Document to pay such amount without a right of reimbursement;

                           (ix) any Claim that is a Tax, or is a cost of contesting a Tax, whether or not Midwest is required to indemnify therefor pursuant to SECTION 14.2 or under the Tax Indemnity Agreement;

                           (x) any failure on the part of the Owner Trustee to distribute in accordance with the Trust Agreement any amounts received by it under the Operative Documents and distributable by it thereunder;

                           (xi) any Claim relating to the costs and expenses of any Indemnitee in connection with any amendments or supplements to the Operative Documents requested by such Indemnitee or a Related Party if such amendment or supplement is not required by the Operative Documents;

                           (xii) any Claim that constitutes principal and/or interest on the Lessor Notes, any Additional Lessor Notes or the corresponding payments under the Funding LLC Notes on any Additional Funding LLC Notes, respectively;

                           (xiii) any Claim that constitutes the RCE LC Reimbursement Obligations and any interest thereon; and

                           (xiv) any Claim arising out of obligations expressly assumed by the Indemnitee seeking indemnification or a Related Party thereof.

PROVIDED that the terms "omission," "gross negligence" and "willful misconduct," when applied with respect to the Owner Trustee, the Owner Participant, the OP Guarantor, the Equity Investor, the Owner Lessor, Citicorp North America, Inc., Lord Securities Corporation, Midwest Funding, Inc., the Holder Representative, any Holder, the Midwest LC Issuer, the RCE LC Issuer, any Funding LLC Note Holder, the RCE Agent, the APA Agent, each APA Purchaser, the Surety or any Affiliate of any thereof, shall not include any liability imputed as a matter of law to such Indemnitee solely by reason of such entity's interest in the Facility or the Facility Site or such Indemnitee's failure to act in respect of matters which are or were the obligation of Midwest under this Agreement or any other Operative Document.

                  (c) INSURED CLAIMS. Subject to the provisions of paragraph (e) of this SECTION 14.1, in the case of any Claim indemnified by Midwest hereunder which is covered by a policy of insurance maintained by Midwest, each Indemnitee agrees, unless it and each other Indemnitee shall waive its rights to indemnification (for itself and each Related Party thereto) in a manner reasonably acceptable to Midwest, to cooperate, at the sole cost and expense of Midwest, with insurers in exercise of their rights to investigate, defend or compromise such Claim.

                  (d) AFTER-TAX BASIS. Midwest agrees that any payment or indemnity pursuant to this SECTION 14.1 in respect of any Claim shall be made on an After-Tax Basis to the Indemnitees.

                  (e) CLAIMS PROCEDURE. Each Indemnitee shall promptly after such Indemnitee shall have actual knowledge thereof notify Midwest in writing of any Claim as to which indemnification is sought; PROVIDED, that the failure so to notify Midwest shall not reduce or affect Midwest's liability which it may have to such Indemnitee under this SECTION 14.1. Any amount payable to any Indemnitee pursuant to this SECTION 14.1 shall be paid within fifteen
(15) days after receipt of such written demand therefor from such Indemnitee, accompanied by a certificate of such Indemnitee stating in reasonable detail the basis for the indemnification thereby sought and (if such Indemnitee is not a party hereto) an agreement to be bound by the terms hereof as if such Indemnitee were such a party. The foregoing shall not, however, constitute an obligation to disclose confidential information of any kind without the execution of an appropriate confidentiality agreement. Promptly after Midwest receives notification of such Claim accompanied by a written statement describing in reasonable detail the Claims which are the subject of and basis for such indemnity and the computation of the amount so payable, Midwest shall notify such Indemnitee in writing whether it intends to pay, object to, compromise or defend any matter involving the asserted liability of such Indemnitee. Midwest shall have the right to investigate and so long as no Material Lease Default or Lease Event of Default shall have occurred and be continuing, Midwest shall have the right in its sole discretion, to defend or compromise any Claim for which indemnification is sought under this SECTION 14.1 which Midwest acknowledges in writing to the applicable Indemnitee is subject to indemnification hereunder; PROVIDED that no such defense or compromise shall involve any danger of (i) foreclosure, sale, forfeiture or loss of, or imposition of a Lien on any part of the Undivided Interest, the Ground Interest, the Trust Estate or the Lessor Collateral or the impairment of the Facility in any material respect or (ii) any criminal liability being incurred or any material adverse effect on such Indemnitee, PROVIDED, FURTHER, that no Claim shall be compromised by Midwest on a basis that admits any criminal violation or gross negligence or willful misconduct on the part of such Indemnitee without the express written consent of such Indemnitee; and PROVIDED, FURTHER, that to the extent that other Claims unrelated to the transactions contemplated by the Operative Documents are part of the same proceeding involving such Claim, Midwest may assume responsibility for the contest or compromise of such Claim only if the same may be and is severed from such other Claims (and each Indemnitee agrees to use reasonable efforts to obtain such a severance). If Midwest elects, subject to the foregoing, to compromise or defend any such asserted liability, it may do so at its own expense and by counsel selected by it and reasonably satisfactory to such Indemnitee. Upon Midwest's election to compromise or defend such asserted liability and prompt notification to such Indemnitee of its intent to do so, such Indemnitee shall cooperate at Midwest's expense with all reasonable requests of Midwest in connection therewith and will provide Midwest with all information not within the control of Midwest as is reasonably available to such Indemnitee which Midwest may reasonably request; PROVIDED, HOWEVER, that such Indemnitee shall not, unless otherwise required by Requirement of Law, be obligated to disclose to Midwest or any other Person, or permit Midwest or any other Person to examine
(i) any income tax returns of the Owner Participant or (ii) any confidential information or pricing information not generally accessible by the public possessed by the Owner Participant (and, in the event that any such information is made available, Midwest shall treat such information as confidential and shall take all actions reasonably requested by such Indemnitee for purposes of obtaining a stipulation from all parties to the related proceeding providing for the confidential treatment of such information from all such parties). Where Midwest, or the insurers under a policy of insurance maintained by Midwest, undertake the defense of such Indemnitee with respect to a Claim (with counsel reasonably satisfactory to each such Person such Indemnitee and without reservation of rights against such Indemnitee), no additional legal fees or expenses of such Indemnitee in connection with the defense of such Claim shall be indemnified hereunder unless such fees or expenses were incurred at the request of Midwest or such insurers. Notwithstanding the foregoing, an Indemnitee may participate at its own expense in any judicial proceeding controlled by Midwest pursuant to the preceding provisions, but only to the extent that such party's participation does not in the reasonable opinion of counsel to Midwest interfere with such control; PROVIDED, HOWEVER, that such party's participation does not constitute a waiver of the indemnification provided in this SECTION 14.1; PROVIDED, FURTHER, that if and to the extent that
(i) such Indemnitee is advised by counsel that an actual or potential conflict of interest exists where it is advisable for such Indemnitee to be represented by separate counsel or (ii) there is a risk that such Indemnitee may be indicted or otherwise charged in a criminal complaint and such Indemnitee informs Midwest that such Indemnitee desires to be represented by separate counsel, such Indemnitee shall have the right to control its own defense of such Claim and the reasonable fees and expenses of such defense (including, without limitation, the reasonable fees and expenses of such separate counsel) shall be borne by Midwest. So long as no Lease Event of Default shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any Claim without the prior written consent of Midwest unless
(i) the Indemnitee waives its rights to indemnification hereunder or (ii) Midwest has not acknowledged its indemnity obligation with respect thereto and there is a significant risk that a default judgment will be entered against such Indemnitee. Nothing contained in this SECTION 14.1(e) shall be deemed to require an Indemnitee to contest any Claim or to assume responsibility for or control of any judicial proceeding with respect thereto.

                  (f) SUBROGATION. To the extent that a Claim indemnified by Midwest under this SECTION 14.1 is in fact paid in full by Midwest or an insurer under an insurance policy maintained by Midwest, Midwest (so long as no Lease Event of Default shall have occurred and be continuing) or such insurer shall be subrogated to the rights and remedies of the Indemnitee on whose behalf such Claim was paid to the extent of such payment (other than rights of such Indemnitee under insurance policies maintained at its own expense) with respect to the transaction or event giving rise to such Claim. Should an Indemnitee receive any refund, in whole or in part, with respect to any Claim paid by Midwest hereunder, it shall promptly pay over to Midwest the lesser of (i) the amount refunded reduced by the amount of any Tax incurred by reason of the receipt or accrual of such refund and increased by the amount of any Tax (but not in excess of the amount of such reduction) saved as a result of such payment or (ii) the amount Midwest or any of its insurers has paid in respect of such Claim; PROVIDED that, so long as a Material Lease Default or Lease Event of Default shall have occurred and is continuing such amount may be held by the Owner Lessor as security for Midwest's obligations under the Facility Lease and the other Operative Documents.

         Any Person seeking indemnity under this SECTION 14.1 who is not a party to this Agreement shall agree to the terms and conditions set forth in this
SECTION 14.1 as a condition to making any such claim for indemnity under this
SECTION 14.1.

         SECTION 14.2 GENERAL TAX INDEMNITY.

                  (a) INDEMNITY. Except as provided in paragraph (b), Midwest and Collins Holdings, jointly and severally, agree to indemnify on an After-Tax Basis each of the Owner Participant, the OP Guarantor, the Equity Investor, the Owner Lessor, the Trust Company in its individual capacity, the Owner Trustee, the OP Member, the Holder Representative, the Funding LLC Noteholders, the Lessor Noteholders and the Funding LLC, their respective successors and assigns, the past and present partners or members of or holders of the ownership interests in, as the case may be, the Owner Participant and the Affiliates of each of the foregoing (each a "TAX INDEMNITEE") and to hold each Tax Indemnitee harmless from and to defend each Tax Indemnitee against all Taxes that are imposed upon any Tax Indemnitee, the Facility, the Facility Site, the Undivided Interest, the Ground Interest, or any portion or Component thereof or any interest therein, or upon any Operative Document or interest therein, arising out of, in connection with or relating to, any of the following:

                           (i) the construction, financing, refinancing, acquisition, operation, warranty, ownership, use, possession, maintenance, repair, lease, condition, alteration, modification, restoration, refurbishing, return, purchase, sale or other disposition, insuring, sublease, or other use or non-use of the Facility, Undivided Interest, Ground Interest or the Facility Site, or any portion or Component thereof or any interest therein;

                           (ii) the conduct of the business or affairs of Midwest at the Facility and the Facility Site;

                           (iii)    the manufacture, design, purchase,
         acceptance, rejection, delivery or condition of, or improvement to, the Facility, the Undivided Interest, the Ground Interest, the Facility Site, or any portion or Component thereof, or any interest therein;

                           (iv) the Facility Lease, the Facility Site Lease, the Facility Site Sublease, any Lessor Note, any Funding LLC Note or any other Operative Document, the execution or delivery thereof, or the performance, enforcement or amendment of any terms thereof;

                           (v) the payment or receipt of Basic Lease Rent, Renewal Lease Rent, Supplemental Lease Rent, any amount due on any Lessor Note or Funding LLC Note or any other amount payable under the Facility Lease; or

                           (vi) otherwise relating to the transactions contemplated by the Operative Documents.

                  (b) EXCLUDED TAXES. The indemnity provided for in paragraph (a) above shall not extend to any of the following Taxes (the "EXCLUDED TAXES"):

                           (i) Taxes imposed on, based on or measured by gross or net income or receipts or capital or net worth (other than sales, use, property, ad valorem, rental, stamp, transfer, excise, license and value added taxes, and other than franchise tax imposed by the State of Illinois upon the Owner Participant, the Owner Lessor or their respective Affiliates under the Business Corporation Act of 1983, as amended, or any successor legislation thereto);

                           (ii) Taxes attributable to any period after expiration or other termination of the Facility Lease and, where required by the Facility Lease, return of the Facility to the Owner Lessor or its designee in accordance with the Facility Lease (or, (a) in the case of the Holder Representative, after the repayment of the Lessor Notes, or (b) in case of the Funding LLC and the Funding LLC Note Holders, after the sale or other disposition of the Lessor Notes by the Funding LLC);

                           (iii)    Taxes imposed on a Tax Indemnitee
         attributable to the gross negligence or willful misconduct of such Tax Indemnitee or any Related Party of such Tax Indemnitee;

                           (iv) Taxes in the nature of capital gain, accumulated earnings, personal holding company, excess profits, succession or estate, minimum, alternative minimum, preference, franchise, conduct of business and other similar taxes (other than franchise tax imposed by the State of Illinois upon the Owner Participant, the Owner Lessor or their respective Affiliates under the Business Corporation Act of 1983, as amended, or any successor legislation thereto);

                           (v) Taxes imposed on a Tax Indemnitee that arise out of, or are caused by, any act or omission of such Tax Indemnitee (or any Related Party thereof) that is expressly prohibited by any Operative Document or by a breach by such Tax Indemnitee (or any Related Party thereof) of any of its representations, warranties or covenants under any Operative Document;

                           (vi) Taxes arising out of, or caused by, any voluntary assignment, sale, transfer or other voluntary disposition, or any involuntary transfer or disposition resulting from a bankruptcy or similar proceeding for relief of debtors in which such Tax Indemnitee is a debtor, by (or a foreclosure by a creditor of) (A) the Owner Participant of any of its Beneficial Interest, (B) the Owner Lessor of all or any of its interest in the Facility or the Facility Site, or (C) the Funding LLC of any interest in the Lessor Notes or the Collateral, unless (i) such transfer or disposition occurs during the continuance of a Lease Event of Default, or (ii) such transfer or disposition is required under, or occurs pursuant to, the Operative Documents and the price paid is other than Fair Market Sales Value;

                           (vii) Taxes arising in connection with Owner Participant's Liens or Owner Lessor's Liens;

                           (viii)   Taxes imposed on any assignee or
         successor-in-interest to a Tax Indemnitee to the extent any such Taxes exceed the Taxes that would have been imposed had no assignment or transfer taken place determined under the law as in effect on the date of transfer; PROVIDED that this exclusion shall not apply to the computation of the gross-up amounts necessary to make a payment on an After-Tax Basis, nor to a transferee, assignee or successor in interest that acquires the interest of a Tax Indemnitee pursuant to a transfer or disposition in connection with the exercise of remedies during the continuance of a Lease Event of Default;

                           (ix) Taxes that are included as a part of Transaction Costs;

                           (x) Taxes imposed on, based on, or measured by any compensation that any Owner Trustee, the Holder Representative or the Funding LLC receives for its services;

                           (xi) any U.S. federal income taxes, including with respect to the Owner Participant, Taxes for which Midwest is obligated to indemnify the Owner Participant under the Tax Indemnity Agreement (or which are expressly excluded from indemnification thereunder);

                           (xii) other than with respect to any Funding LLC Note Holder, the Funding LLC, Lessor Noteholders or Holder Representative or any Related Party in respect of any thereof (a "LENDER INDEMNITEE"), Taxes resulting from the Owner Lessor not being treated as a grantor trust or a nonentity for federal, state or local income tax purposes;

                           (xiii) Taxes attributable to the failure of any Tax Indemnitee to comply with certification, information, documentation, reporting or other similar requirements concerning the nationality, residence, identity, connection with the jurisdiction imposing such Taxes or other similar matters; PROVIDED that the foregoing exclusion shall only apply if such Tax Indemnitee is eligible and obligated to comply with such requirement and shall have been given timely written notice of such requirement by Midwest;

                           (xiv) Taxes imposed on a Tax Indemnitee where the Tax Indemnitee's breach of its contest obligations under Section 14.2(g) effectively precludes Midwest's ability to contest the Taxes;

                           (xv)     Taxes imposed on any Tax Indemnitee
         resulting from an amendment, modification, supplement or waiver to any Operative Document which was not requested by Midwest and as to which Midwest is not a party and the Tax Indemnitee (or, in the case of the Owner Participant, the Facility Lessor if acting at the express direction of the Owner Participant) is a party unless such amendment, modification, supplement or waiver (A) was required by applicable law or the Operative Documents, (B) may be necessary or appropriate to, and is in conformity with, any amendment, modification, supplement or waiver to any Operative Document agreed to by Midwest in writing, or
         (C) is made while a Lease Event of Default shall have occurred and be continuing;

                           (xvi) Taxes imposed under Section 4975 of the Code, Section 406 of ERISA or any comparable laws of any governmental authority to the extent resulting from action by such Tax Indemnitee other than, in the case of the Owner Participant, the taking of any action at the request or direction of Midwest;

                           (xvii) Taxes imposed to the extent such Taxes result from the Tax Indemnitee (and in the case of the Owner Lessor, only if acting at the written direction of the Owner Participant) being organized under the laws of a jurisdiction other than the United States or any State thereof (other than, in the case of a Lender Indemnitee, such Taxes which did not exist under law in effect on the date such Lender Indemnitee became a party to this transaction);

                           (xviii) Any Taxes imposed on a Tax Indemnitee to the extent that such taxes would not have been imposed but for the activities of such Tax Indemnitee unrelated to the transactions contemplated hereby;

                           (xix) Taxes imposed on a Tax Indemnitee in the nature of interest, penalties, fines and additions to tax (i) payable as a result of such Tax Indemnitee's failure to file, in a procedurally proper manner and on a timely basis, any tax reports, returns or statements as to which Midwest has timely notified such Tax Indemnitee in writing of the requirement to file, unless such failure is otherwise caused by the failure of Midwest to fulfill its obligations, if any, with respect to such return (including provision of information sufficient to enable such Tax Indemnitee to file such report, return or statement), or (ii) to the extent not attributable to or resulting from Taxes for which an indemnity is provided hereunder; and

                           (xx) Taxes for as long as such Taxes are being contested pursuant to the contest provisions contained in Section 14.2(g).

                  (c) PAYMENT. Each payment required to be made by Midwest or Collins Holdings to a Tax Indemnitee pursuant to this Section 14.2 shall be paid either (i) when due directly to the applicable taxing authority by Midwest if it is permitted to do so, or (ii) where direct payment is not permitted and with respect to gross up amounts in immediately available funds to such Tax Indemnitee by the latest of (A) 15 days following Midwest's receipt of the Tax Indemnitee's written demand for the payment (which demand shall be accompanied by a statement of the Tax Indemnitee describing in reasonable detail the Taxes for which the Tax Indemnitee is demanding indemnity and the computation of such Taxes), (B) in the case of amounts which are being contested pursuant to such paragraph (g), 15 days following the time and in accordance with a final determination of such contest or (C) in the case of any indemnity demand for which Midwest has requested review and determination pursuant to paragraph (d) below, the completion of such review and determination, but in no event later than the date which is three Business Days prior to the date payment of such Taxes is due. Any amount payable to Midwest pursuant to paragraph (e) or (f) below shall be paid within 15 days after the Tax Indemnitee realizes a Tax Benefit giving rise to a payment under paragraph (e) or receives a refund or credit giving rise to a payment under paragraph (f), as the case may be, and shall be accompanied by a statement of the Tax Indemnitee computing in reasonable detail the amount of such payment. Upon the final determination of any contest pursuant to paragraph (g) below in respect of any Taxes for which Midwest has made a Tax Advance, the amount of Midwest's obligation under paragraph (a) above shall be determined as if such Tax Advance had not been made. Any obligation of Midwest under this Section 14.2 and the Tax Indemnitee's obligation to repay the Tax Advance will be satisfied first by set off against each other, and any difference owing by either party will be paid within 10 days of such final determination.

                  (d) INDEPENDENT EXAMINATION. Within 15 days after Midwest receives any computation from the Tax Indemnitee, Midwest may request in writing that an independent public accounting firm selected by the Tax Indemnitee and reasonably acceptable to Midwest review and determine on a confidential basis the amount of any indemnity payment by Midwest to the Tax Indemnitee pursuant to this Section 14.2 or any payment by a Tax Indemnitee to Midwest pursuant to paragraph (e) or (f) below. The Tax Indemnitee and Midwest shall cooperate with such accounting firm and supply it with all information reasonably necessary for the accounting firm to conduct such review and determination, PROVIDED that such accounting firm shall agree in writing in a manner satisfactory to the Tax Indemnitee, or Midwest, as the case may be, to maintain the confidentiality of such information, and PROVIDED FURTHER that neither any Tax Indemnitee nor Midwest shall be required to disclose any of its tax returns or books that such Tax Indemnitee or Midwest, as the case may be, reasonably deems to be confidential in connection with such verification, and the parties hereto agree that such Tax Indemnitee, or Midwest, as the case may be, shall have sole control over the positions taken with respect to such party's tax returns and filings. The fees and disbursements of such accounting firm will be paid by Midwest;
PROVIDED that such fees and disbursements will be paid by the Tax Indemnitee if the accountants determine that the present value of the total payments as calculated by the Tax Indemnitee is more than 105 percent of the present value of the correct payments (such present values in each case to be determined by the Discount Rate). In the event such accounting firm determines that such computations are incorrect, then such firm shall determine what it believes to be the correct computations. The computations of the accounting firm shall be final, binding and conclusive upon Midwest and the Tax Indemnitee. The parties hereto agree that the independent public accounting firm's sole responsibility shall be to verify the computation of any payment pursuant to this Section 14.2 and that matters of interpretation of this Participation Agreement or any other Operative Document are not within the scope of the independent accountant's responsibility. Such accounting firm shall be requested to make its determination within 30 days.

                  (e) TAX BENEFIT. If, as the result of any Taxes paid or indemnified against by Midwest under this Section 14.2, the aggregate Taxes actually paid by the Tax Indemnitee in connection with such payment for any taxable year and not subject to indemnification pursuant to this Section 14.2 are less (whether by reason of a deduction, credit, allocation or apportionment of income or otherwise) than the amount of such Taxes that otherwise would have been payable by such Tax Indemnitee (a "TAX BENEFIT"); then to the extent such Tax Benefit was not taken into account in determining the amount of indemnification payable by Midwest under paragraph (a) above and provided no Lease Event of Default shall have occurred and be continuing (in which event the payment provided under this Section 14.2(e) shall be deferred until the Lease Event of Default has been cured), such Tax Indemnitee shall pay to Midwest the lesser of (A) (y) the amount of such Tax Benefit, plus (z) an amount equal to any United States federal, state or local income tax benefit resulting to the Tax Indemnitee from the payment under clause (y) above and this clause (z) (determined using the same assumptions as set forth in the second sentence under the definition of After-Tax Basis) and (B) the amount of the indemnity paid pursuant to this Section 14.2 giving rise to such Tax Benefit, provided that any excess of the amount described in clause (A) over the amount described in clause
(B) shall be carried forward and applied to reduce pro tanto any subsequent obligations of Midwest to make payment to such Tax Indemnitee pursuant to this
Section 14.2. If it is subsequently determined that the Tax Indemnitee was not entitled to such Tax Benefit, the portion of such Tax Benefit that is required to be repaid or recaptured will be treated as Taxes for which Midwest must indemnify the Tax Indemnitee pursuant to this Section 14.2 without regard to paragraph (b) hereof.

                  (f) REFUND. If a Tax Indemnitee obtains a refund or credit or would have received such refund or credit but for a counterclaim or other claim not indemnified by Midwest hereunder against which such refund or credit has not been applied (an "offset refund or credit") of all or part of any Taxes paid, reimbursed or advanced by Midwest pursuant to this Section 14.2, the Tax Indemnitee shall pay to Midwest within 15 days of such receipt, or in the case of an offset refund or credit, within 15 days of the resolution of such contest (x) the amount of such refund or credit (net of any Tax payable by the Tax Indemnitee as a result of the receipt or accrual of such refund or credit) plus (y) an amount equal to any Tax Benefit realized by such Tax Indemnitee by reason of such payment to Midwest (determined using the same assumptions as set forth in the second sentence under the definition of After-Tax Basis), PROVIDED that (A) if at the time such payment is due to Midwest a Lease Event of Default shall have occurred and be continuing, such amount shall not be payable until such Lease Event of Default has been cured, and (B) the amount payable to Midwest pursuant to this sentence shall not exceed the amount of the indemnity payment in respect of such refunded or credited Taxes that was made by Midwest (and such excess shall be carried forward and applied to reduce pro tanto any subsequent obligations of Midwest to make payments to such Tax Indemnitee pursuant to this Section 14.2). If it is subsequently determined that the Tax Indemnitee was not entitled to such refund or credit, the portion of such refund or credit that is required to be repaid or recaptured will be treated as Taxes for which Midwest must indemnify the Tax Indemnitee pursuant to this Section
14.2 without regard to paragraph (b) hereof. If, in connection with a refund or credit of all or part of any Taxes paid, reimbursed or advanced by Midwest pursuant to this Section 14.2, a Tax Indemnitee receives an amount representing interest on such refund or credit, the Tax Indemnitee shall pay to Midwest within 15 days (1) the amount of such interest that shall be fairly attributable to such Taxes paid, reimbursed or advanced by Midwest prior to the receipt of such refund or credit (net of Taxes payable in respect of the receipt or accrual of such interest) and (2) any Tax savings resulting from payments made by the Tax Indemnitee under this Section 14.2.

                  (g)      CONTEST.

                           (i) NOTICE OF CONTEST. If a written claim is made by any taxing authority against a Tax Indemnitee for any Taxes with respect to which Midwest may be required to indemnify against hereunder (a "TAX CLAIM"), such Tax Indemnitee shall give Midwest written notice of such Tax Claim promptly after its receipt, and shall furnish Midwest with copies of such Tax Claim and all other writings received from the taxing authority to the extent relating to such claim, provided that failure so to notify Midwest shall not relieve Midwest of any obligation to indemnify the Tax Indemnitee hereunder except to the extent such failure effectively precludes Midwest from contesting such Tax. The Tax Indemnitee shall

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         not pay such Tax Claim until at least 30 days after providing Midwest with such written notice, unless (a) the Tax Indemnitee is required to do so by law or regulation and (b) in the written notice described above, the Tax Indemnitee has notified Midwest of such requirement.

                           (ii)     CONTROL OF CONTEST. Subject to subsection
         (g)(iii) below, Midwest will be entitled to contest (acting through counsel selected by Midwest and reasonably satisfactory to the Tax Indemnitee), and control the contest of, any Tax Claim if (i) such Tax Claim may be segregated procedurally and contested independently from tax claims for which Midwest is not obligated to indemnify the Tax Indemnitee, PROVIDED that if the Tax Indemnitee reasonably determines at any time that permitting Midwest to conduct or continue to conduct such contest could have material adverse business or other consequences to such Tax Indemnitee, such Tax Indemnitee shall have the right to control or reassert control over such contest, or (ii) the Tax Indemnitee requests that Midwest control such contest; PROVIDED that in the case of any such contest pursuant to (i) or (ii) Midwest shall use all reasonable efforts to contest such Tax Claim in its own name, and PROVIDED FURTHER that such contest shall be at Midwest's sole cost and expense. Midwest shall consult in good faith with the Tax Indemnitee and its counsel and shall provide the Tax Indemnitee with copies of any reports or claims issued by the relevant auditing agent or taxing authority, but the decisions regarding what actions to be taken shall be made by Midwest in its sole judgment.

                            In the case of all other Tax Claims, the Tax
         Indemnitee will contest the Tax Claim at Midwest's expense if Midwest shall request that the Tax be contested (in accordance with subsection
         (g)(iii) below), and the following rules shall apply with respect to such contest:

                                       (1)  the Tax Indemnitee will control the
         contest of such Tax Claim in good faith (acting through counsel selected by the Tax Indemnitee and reasonably satisfactory to Midwest),

                                       (2)  at Midwest's written request, if
         payment is made to the applicable taxing authority, the Tax Indemnitee shall use all reasonable efforts to obtain a refund thereof in appropriate administrative or judicial proceedings,

                                       (3) the Tax Indemnitee conducting such
         contest shall consult with and keep reasonably informed Midwest and its designated counsel with respect to such Tax Claim and shall consider and

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

         consult in good faith with Midwest regarding any request (a) to resist payment of Taxes if practical and (b) not to pay such Taxes except under protest if protest is necessary and proper, but the decision regarding what actions to be taken shall be made by the Tax Indemnitee in its sole judgment.

                                       (4) Notwithstanding paragraph (3),
         above, the Tax Indemnitee shall not otherwise settle, compromise or abandon such contest without Midwest's prior written consent except as provided in paragraph (g)(iv) below.

                           (iii) CONDITIONS OF CONTEST. Notwithstanding the foregoing, no contest with respect to a Tax Claim will be required or permitted pursuant to this Section 14.2, and Midwest shall be required to pay the applicable Taxes without contest, unless:

                                       (1) within 30 days after notice by the
         Tax Indemnitee to Midwest of such Tax Claim, Midwest shall request in writing to the Tax Indemnitee that such Tax Claim be contested, provided that if a shorter period is required for taking action with respect to such Tax Claim and the Tax Indemnitee notifies Midwest of such requirement, Midwest shall use reasonable best efforts to request such contest within such shorter period, and such Tax Indemnitee shall take no action for as long as it is legally able to do so,

                                       (2) no Lease Event of Default has
         occurred and is continuing,

                                       (3) there is no risk of sale, forfeiture
         or loss of, or the creation of a Lien (other than a Permitted Lien) on the Facility, Owner Lessor's or Owner Participant's interest in the Facility, the Facility Site, the Undivided Interest, the Ground Interest or any portion or Component thereof or any interest therein as a result of such Tax Claim; PROVIDED that this clause (3) shall not apply if Midwest shall have posted and maintained a bond or otherwise provided security for Midwest's obligations under Section 14.2 satisfactory to the Tax Indemnitee in its reasonable discretion, or the Tax is fully paid in either manner specified in clause (5) below,

                                       (4) there is no risk of imposition of
         any criminal penalties,


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

                                       (5) if such contest involves payment of
         such Tax, Midwest will either advance to the Tax Indemnitee on an interest-free basis and with no after-tax cost to such Tax Indemnitee (a "TAX ADVANCE") or pay such Tax Indemnitee the amount payable by Midwest pursuant to Section 14.2(a) above with respect to such Tax, and such Tax Indemnitee shall promptly pay to Midwest any net Tax Benefit recognized which results from any imputed interest deduction arising from such interest free Tax Advance plus any net Tax Benefit recognized which result from making any such payment.

                                       (6) Midwest agrees to pay (and pays on
         demand) and with no after-tax cost to such Tax Indemnitee all reasonable costs, losses and expenses incurred by the Tax Indemnitee in connection with the contest of such claim (including, without limitation, all reasonable legal, accounting and investigatory fees and disbursements),

                                       (7) the Tax Indemnitee has been provided
         at Midwest's sole expense with an opinion, reasonably acceptable to such Tax Indemnitee, of independent tax counsel of recognized standing selected by Midwest and reasonably acceptable to the Tax Indemnitee to the effect that there is a Reasonable Basis for contesting such Tax Claim,

                                       (8) in the case of a judicial appeal,
         no appeal to the U.S. Supreme Court shall be required of the Tax Indemnitee or shall be permitted by Midwest.

                                       (9) In the case of a judicial contest,
         Midwest shall have delivered to the Tax Indemnitee a written acknowledgment of its liability under this Section 14.2 for such Taxes, PROVIDED, HOWEVER, that Midwest shall not be bound by its acknowledgment of liability if the contest is resolved on the basis of a written decision of the adjudicator that clearly indicates the basis for the conclusion that Midwest has no liability under this Section
         14.2 with respect to such Tax, unless Midwest's conduct of the contest has materially prejudiced the Tax Indemnitee.

                           (iv) WAIVER OF INDEMNIFICATION. Notwithstanding anything to the contrary contained in this Section 14.2, the Tax Indemnitee at any time may elect to decline to take any action or any further action with respect to a Tax Claim and may in its sole discretion settle or compromise any contest with respect to such Tax Claim without Midwest's consent if the Tax Indemnitee:

                                       (1)  waives its right to any indemnity
         payment by Midwest pursuant to this Section 14.2 in respect of such Tax Claim (and any other claim for Taxes with respect to any other taxable year the contest of which is effectively precluded by the Tax Indemnitee's declination to take action with respect to the Tax
         Claim), and

                                       (2) promptly repays to Midwest any Tax
         Advance and any amount paid to such Tax Indemnitee under Section 14.2
        (a) above in respect of such Taxes.

         Except as provided in the preceding sentence, any such waiver shall be without prejudice to the rights of the Tax Indemnitee with respect to any other Tax Claim.

                           (h)      REPORTS.

                                    (i)      If any report, statement or return
         is required to be filed by a Tax Indemnitee with respect to any Tax that is subject to indemnification under this Section 14.2, Midwest will (1) notify the Tax Indemnitee in writing of such requirement not later than 30 days prior to the date such report, statement or return is required to be filed (determined without regard to extensions) and
         (2) either (y) if permitted by applicable law, prepare such report, statement or return for filing by Midwest in such manner as will show the ownership of the Facility by the Owner Lessor for United States federal, state and local income tax purposes (if applicable), send a copy of such report, statement or return to the Tax Indemnitee and timely file such report, statement or return with the appropriate taxing authority, or (z) if so directed by the Tax Indemnitee or in any event if practicable and if the return to be filed reflects only information in respect of the transactions contemplated by the Operative Documents, prepare and furnish to such Tax Indemnitee not later than 30 days prior to the date such report, statement or return is required to be filed (determined without regard to extensions) a proposed form of such report, statement or return for filing by the Tax Indemnitee.

                                    (ii)     Each of the Tax Indemnitee or
         Midwest, as the case may be, will timely provide the other, at Midwest's expense, with all information in its possession that the other party may reasonably require and request to satisfy its obligations under this paragraph (h), but only if and to the extent that such Tax Indemnitee is legally entitled to furnish such information.

                                    (i)      NON-PARTIES. If a Tax Indemnitee is
         not a party to this Agreement, Midwest may require such Tax Indemnitee to agree in writing, in a form reasonably acceptable to Midwest, to the terms of this Section 14 (to the extent applicable to such Tax Indemnitee) prior to making any payment to such Tax Indemnitee under this Section.

SECTION XV           MIDWEST'S AND COLLINS HOLDINGS' RIGHT OF QUIET ENJOYMENT

         Each party to this Agreement acknowledges notice of, and consents in all respects to, the terms of the Facility Lease, the Facility Sublease, the Facility Site Sublease and the Facility Site Sub-sublease and expressly, severally and as to its own actions only, agrees that, so long as no Lease Event of Default has occurred and is continuing, neither it nor any party acting by, through or under such party shall take or cause to be taken any action contrary to Collins Holdings' rights under the Facility Lease and the Facility Site Sublease and Midwest's rights under the Facility Sublease and the Facility Site Sub-sublease, including the right to possession, use and quiet enjoyment of the Undivided Interest and the Ground Interest.

SECTION XVI          SUPPLEMENTAL FINANCING OF IMPROVEMENTS; OPTIONAL
                     REFINANCINGS

         SECTION 16.1      FINANCING IMPROVEMENTS.

         Upon the written request of Midwest delivered at least 90 days prior to any proposed financing of the cost of any Required or Non-Severable Improvement, the Owner Lessor and the Holder Representative agree to cooperate with Midwest to (a) issue Additional Lessor Notes by the Owner Lessor to finance such Improvement which will rank pari passu with the Lessor Notes then outstanding; and (b) execute and deliver an amendment to the Facility Lease to reflect the adjustments required by clause (v) below; PROVIDED, HOWEVER, that the Owner Participant shall have been given the opportunity, but shall have no obligation, to provide all or part of the funds required to finance the Owner Lessor's Percentage of any such Improvement by making an Additional Equity Investment in such amount, if any, as it may determine in its sole discretion. Midwest shall have no obligation to accept and the Owner Participant shall not be obligated to provide such Additional Equity Investment. The obligation to finance such Improvement through the issuance of Additional Lessor Notes (any financing of Improvements through the issuance of such Additional Lessor Notes being called a "SUPPLEMENTAL FINANCING") is subject to the limitations on incurrence of additional Indebtedness set forth in the Operative Documents and the following additional conditions:

                                    (i)      there shall be no more than one
         such financing in any calendar year;

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


                                    (ii)     Improvements shall be made in
         compliance with the Operative Documents;

                                    (iii)    such Improvement is a Required
         Improvement;

                                    (iv)     subject to Section 2.03 of the
         Lessor Loan Agreement, the Additional Lessor Notes shall have a final maturity date no later than the expiration date of the Basic Lease Term or any Renewal Term then in effect or already elected by Collins Holdings as instructed by Midwest and will be fully repaid out of additional Basic Lease Rent or Renewal Rent and Termination Value as adjusted pursuant to the Operative Documents;

                                    (v)      appropriate adjustments to Basic
         Lease Rent and Termination Value (determined without regard to any tax benefits associated with such Improvements, unless the Owner Participant is making an Additional Equity Investment) shall also be made to protect the Owner Participant's Expected Return;

                                    (vi)     Midwest shall have paid, on an
         After-Tax Basis, all reasonable out-of-pocket costs and expenses of the Lease Financing Parties, including the reasonable fees and expenses of counsel to the Owner Participant, the Owner Lessor, the Owner Trustee and the Holder Representative, in each case to the extent incurred in connection with any financing or refinancing pursuant to this SECTION 16;

                                    (vii)    no Lease Event of Default shall
         have occurred and be continuing unless the Improvements to be constructed with the proceeds of the Additional Lessor Notes shall cure such Lease Event of Default, and any such Improvements shall be made in compliance with the Operative Documents;

                                    (viii)   the sum of (y) the principal amount
         of such Additional Lessor Notes and (z) the principal amount of all comparable additional lessor notes used to finance such Improvements pursuant to the Other Facility Leases, is not less than $20 million and not greater than 100% of the cost of the Improvements being financed; PROVIDED that the sum of (I) the outstanding balance of the Lessor Notes and (II) all comparable lessor notes issued and outstanding of the Other Owner Lessors under the respective lessor loan agreements to which such Other Owner

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

         Lessors are party never exceeds (x) 90% of the lesser of (1) the fair market value of the Facility taking into account such Improvements, as determined pursuant to the Appraisal Procedure, and (2) the sum of (t) the Purchase Price, (u) the comparable purchase price for each of the Other Undivided Interests and (v) the cost of the Improvement being financed;

                                    (ix)     the Owner Participant shall have
         received a favorable opinion reasonably satisfactory to it from Hunton & Williams, or from nationally recognized tax counsel selected by the Owner Participant and reasonably acceptable to Midwest, to the effect that such financing would not result in any material indemnified, or any unindemnified, incremental tax risk to the Owner Participant;

                                    (x)      the Owner Participant shall not
         suffer any material adverse accounting effects under GAAP as a result of providing such additional financing;

                                    (xi)     the cost of the Improvement,
         together with the cost of all previous Improvements financed with Additional Lessor Notes is not greater than 25% of the sum of (x) the Purchase Price and (y) the comparable purchase price for each of the Other Undivided Interests; unless the Facility Lessee shall have received confirmation that giving effect to the financing in connection with such Improvement, the Funding LLC Debt rating will not fall below BBB- or Baa3 from S&P and Moody's, respectively; and

                                    (xii)    Midwest shall have made or
         delivered such representations, warranties, covenants, opinions or certificates as the Owner Participant may reasonably request.

                                    (xiii)   such Additional Lessor Notes are
         issued pursuant to and in accordance with SECTION 2.03 of the Lessor Loan Agreement and Midwest and Collins Holdings shall have delivered such certificates, reports and other documents and shall have taken all other actions which are required to be delivered or taken by them pursuant to SECTION 2.03 of the Lessor Loan Agreement.

         Notwithstanding the prior provision dealing with the financing of Improvements through the Facility Lease, Midwest shall at all times have the right to finance Improvements to the Facility other than through the Facility Lease; PROVIDED that Improvements may only be financed other than through the Facility Lease if such financing would not result in any Lien on the Facility or the Facility Land and shall be subject to the limita-tions on incurrence of additional Indebtedness contained in the other Operative Documents; PROVIDED FURTHER, that Required Improvements and Non-Severable Improvements shall automatically, upon being affixed to the Facility, become the property of the Owner Lessor and subject to the Facility Lease.

         SECTION 16.2 OPTIONAL REFINANCING OF LESSOR LOAN. Midwest will have the right, exercisable on no more than three occasions, for as long as no Material Lease Default or Lease Event of Default shall have occurred and be continuing, to request the Owner Lessor, and the Owner Lessor shall reasonably consider and shall not unreasonably refuse, to refund or refinance the Lessor Notes, in the public or private market, in whole but not in part, through the issuance of new notes to the public (notes issued in such refinancing, the "NEW LESSOR NOTES"), to the Funding LLC, to a pass through trust or to such other funding vehicles as may be used at that time or to any other party that is not the Facility Lessee, the Facility Sublessee or any Affiliate thereof; PROVIDED that any refinancing under this SECTION 16.2 shall also be subject to satisfaction of the following conditions:

                                    (i)      the Owner Lessor shall be able to
         issue and sell the New Lessor Notes in an amount adequate to accomplish such refunding or refinancing;

                                    (ii)     the Owner Participant shall receive
         an opinion reasonably satisfactory to it from Hunton & Williams or from nationally recognized tax counsel selected by the Owner Participant and reasonably acceptable to the Facility Lessee, to the effect that such refinancing (as opposed to the right to request such refinancing) would not result in any material indemnified or any unindemnified incremental tax risk to the Owner Participant (including tax risks relating to the classification of the Lessor Notes as qualified nonrecourse indebtedness; provided, however, that absent a change in law or judicial, administrative or legislative interpretation thereof after the Closing Date, there would not be incremental tax risk with respect to the allocation of interest expense for foreign tax credit purposes from a refinancing consummated in accordance with the provisions set forth below);

                                    (iii)    all documentation in connection
         with such refinancing shall be reasonably satisfactory to the Owner Lessor, the Owner Trustee, and the Owner Participant and conditions set forth therein shall be met;

                                    (iv)     other than for the first such
         refinancing, the Owner Participant shall be entitled to a consent fee of $25,000 in connection therewith;

                                    (v)      the refinancing shall not result in
         any other material adverse effect on the rights or interests of the Owner Lessor or the Owner Participant;

                                    (vi)     New Lessor Notes shall be issued in
         compliance with Section 467 of the Code and any proposed, temporary, or final regulation thereunder, in each case as modified and in effect on the date of such issuance.

                                    (vii)    all necessary authorizations,
         approvals and consents in connection with such refinancing shall have been obtained from each Person whose authorization, approval or consent is necessary to consummate such refinancing with respect to the Facility Lessee, the Owner Lessor and the Holder Representative, and such authorizations, approvals and consents shall be in full force and effect on the closing date of such refinancing;

                                    (viii)   if (i) the principal amount of the
         New Lessor Notes exceeds that of the Lessor Notes existing on the refinancing date or (ii) the final maturity date of the New Lessor Notes is different from that of the existing Lessor Notes, the consummation of the transactions contemplated by the refinancing shall not cause the Owner Participant to account for the transactions contemplated by the Operative Documents as other than a "leveraged lease" under FAS 13;

                                    (ix)     all payment dates for principal and
         interest payments on the New Lessor Notes shall become Rent Payment Dates;

                                    (x)      on the closing date of such
         refinancing, each of the Facility Lessee, the Owner Lessor and the Holder Representative shall have executed and delivered all appropriate supplements to the Operative Documents that are necessary to consummate such refinancing, in form and substance reasonably satisfactory to the Owner Lessor and the Holder Representative;

                                    (xi)     each of the Owner Lessor, the Owner
         Participant and the Holder Representative shall have received an opinion of counsel for the Facility Lessee on such matters as they may reasonably request and in form and substance reasonably satisfactory to the Owner Participant and the Holder Representative;

                                    (xii)    Midwest and Collins Holdings shall
         have delivered such certificates, reports and other documents and shall have taken all other actions which are required to be delivered or taken by them pursuant to SECTION 2.03 of the Lessor Loan Agreement;

                                    (xiii)   each of the Owner Lessor, the Owner
         Participant and the Holder Representative shall have received from the Facility Lessee a certificate dated the date of the issuance of the New Lessor Notes executed on behalf of the Facility Lessee by an Authorized Officer thereof stating that all conditions precedent to the issuance of such New Lessor Notes have been satisfied or waived;

                                    (xiv)    the consummation of any transaction
         contemplated by such refinancing shall not violate any Requirements of Law except to the extent that such non-compliance with the Requirements of Law would not have a material adverse effect on the Owner Lessor.

                                    (xv)     the New Lessor Notes shall have a
         final maturity date no later than six months after the stated maturity date of the Initial Lessor Notes as set forth in Section 2.02(a) of the Lessor Loan Agreement and the weighted average life to maturity of the New Lessor Notes shall not vary from the remaining weighted average life-to-maturity of the Lessor Notes (immediately prior to such refinancing) by more than six months; and

                                    (xvi)    the principal amount of the New
         Lessor Notes shall not exceed by more than 5 percent the remaining principal amount of the Lessor Notes (immediately prior to such refinancing).

                                    (xvii)   the New Lessor Notes shall satisfy
         the requirements of Temp. Treas. Reg. Section 1.861 - 10T(b)(2)(iii),
         (iv) and (v) and not be excluded by reason of Temp. Treas. Reg.
         Section 1.861 - 10T(b)(4).

         SECTION 16.3 LEVEL 7 REFINANCING. At any time the Facility Lessee is notified in writing by the Owner Lessor or the Holder Representative that the Lessor Loan Rate will increase to Level 7 as a result of the occurrence of a Level 7 Event, the Facility Lessee shall, subject to the conditions set forth in
SECTION 16.2 above, arrange for the refinancing of the Lessor Notes. The Facility Lessee and the Owner Lessor shall make corresponding changes to Basic Lease Rent and the Termination Value in accordance with the rent adjustment provisions set forth in SECTION 3 of the Facility Lease.

         SECTION 16.4 COOPERATION. The Owner Participant will cooperate with and reasonably assist Midwest in connection with any refinancing and/or assumption of the Lessor Notes, so long as such refinancing is in accordance with the terms of the Operative Documents. The Owner Participant will execute such agreements and documents as may be necessary with respect to any such refinancing and will instruct the Owner Lessor to act accordingly. Nothing contained in this SECTION 16 shall limit Midwest's right to request a refinancing in accordance with
SECTION 16.2, above, refinance the Lessor Notes and to make corresponding changes to Basic Lease Rent and the Termination Value in accordance with the rent adjustment provisions set forth in SECTION 3 of the Facility Lease.

         SECTION 16.5 LETTER OF CREDIT. Contemporaneously with any refinancing of the Lessor Notes pursuant to Section 16.2 or 16.3 effected at a time when the Midwest Letter of Credit or RCE Letter of Credit is outstanding or Midwest LC Reimbursement Obligations or RCE LC Reimbursement Obligations are outstanding,
(a) Midwest shall cause any such outstanding Midwest Letter of Credit to be cancelled or otherwise terminated and all such Midwest LC Reimbursement Obligations to be paid in full and (b) the Owner Lessor shall cause any such outstanding RCE Letter of Credit to be cancelled or otherwise terminated and all such RCE LC Reimbursement Obligations to be paid in full.

SECTION XVII               PRE-CLOSING ADJUSTMENTS TO BASIC LEASE RENT AND
                           TERMINATION VALUE

                           (a)      Prior to or on the Closing Date, Basic Lease
Rent and Termination Values (and the allocations of Basic Lease Rent and 467 Fixed Rent) shall be adjusted, either upward or downward, in accordance with the Facility Lease:

                                    (i)      at Midwest's option, to re-optimize
         the Lessor Loan; and

                                    (ii)     to reflect any changes in the
         Pricing Assumptions, including, without limitation, (x) the initial interest rate on any of the Lessor Notes which is different from the applicable Lessor Loan Rate set forth in the Pricing Assumptions, (y) an increase in the Maximum Transaction Costs amount assumed in the Pricing Assumptions, unless Midwest has elected to pay such increase, and (z) a Closing Date other than the Scheduled Closing Date; and

                                    (iii)    at the request of Midwest or the
         Owner Participant to reflect any enactment, promulgation, release or adoption of, amendment to or change in the Code, Treasury Regulations, Revenue Rulings or Revenue Procedures ("TAX LAW CHANGE") enacted prior to the Closing;

PROVIDED that if any adjustment required by this paragraph would cause (x) on an After-Tax Basis the present value of Basic Lease Rent as a percentage of the Purchase Price discounted at 6% to increase by more than 100 basis points or (y) the total Basic Lease Rent to increase by more than 2.0%, Midwest shall not be obligated to close the Overall Transaction.

                           (b)      Any adjustment pursuant to this SECTION 17
shall be calculated (A) so as not to negatively affect the Owner Participant's Expected Return through the Basic Lease Term and (B) to maintain operating lease treatment for Midwest; PROVIDED, HOWEVER, that to the extent it is not possible as the transaction is then structured to achieve both (A) and (B), the Owner Trust, the Owner Participant and Midwest shall work in good faith to restructure the transaction in a manner which would achieve both results; and PROVIDED, FURTHER, that to the extent consistent with preserving both such objectives, all adjustments shall at the option of Midwest be calculated to (x) minimize the average annual Basic Lease Rent over the Basic Lease Term for Midwest's GAAP accounting purposes and/or (y) minimize, to the extent possible, the present value to Midwest of the Basic Lease Rent; and PROVIDED, FURTHER, that to the extent that any adjustment pursuant to this SECTION 17 fails to maintain operating lease treatment for Midwest, Midwest shall not be obligated to close the Overall Transaction. Adjustments will be made using the same method of computation, assumptions and pricing constraints originally used (other than those that have changed as the result of the event giving rise to the adjustment) in the calculation of the Basic Lease Rent (and the allocation of Basic Lease Rent and 467 Fixed Rent) and corresponding adjustments to Termination Values will be made. Adjustments may not result in a book loss to the Owner Participant in the year of adjustment and will be computed by the Owner Participant (or the OP Guarantor if prior to the Closing Date) based upon the Tax Assumptions and the Pricing Assumptions used to calculate the Basic Lease Rent and Termination Values and shall be subject to verification procedure set forth in the Facility Lease.

SECTION XVIII              RIGHT OF FIRST REFUSAL; RIGHT OF FIRST OFFER.

         SECTION 18.1 RIGHT OF FIRST OFFER. In the event the Owner Participant desires to sell, lease, convey or otherwise transfer some or all of its Beneficial Interest other than to an Affiliate of the Owner Participant (other than in connection with the exercise of remedies following a Lease Event of Default) prior to the expiration of the Facility Lease Term, the Owner Participant must first offer to sell such Beneficial Interest to the Facility Lessee on the terms and conditions set forth in this SECTION 18.1. Such offer shall be made to the Facility Lessee in the form of a proposed term sheet, which proposed term sheet shall include an outline of the price and of the terms, conditions and provisions upon which the Owner Participant would be willing to transfer such Beneficial Interest or any part thereof. The Facility Lessee will thereafter have the right within a period of forty-five (45) days from and after the receipt by the Facility Lessee of such proposed term sheet to notify the Owner Participant of its intent to exercise its right to purchase hereunder. If the Facility Lessee elects to exercise the right provided in the preceding sentence, it shall within 60 days of such notice purchase, and the Owner Participant shall sell, the Beneficial Interest on the same terms and conditions as the offer giving rise to such right. If the Facility Lessee does not give such notice to the Owner Participant within the forty-five (45) day period or does not purchase the Beneficial Interest within 60 days of such notice, the Owner Participant will be free to so sell, lease, convey or otherwise transfer such Beneficial Interest, or a portion thereof, at a price no less than the price set forth in the proposed term sheet and on terms and conditions, taken as a whole, that, other than in an immaterial respect, are no less favorable to the Owner Participant than the terms and conditions set forth in the proposed term sheet, unless the failure to purchase the Beneficial Interest within 60 days is attributable to the Owner Participant. In the event that the terms or conditions are revised in any way that the price is reduced or any of the other terms and conditions thereof, taken as a whole change the agreement for sale, lease, conveyance or transfer such that the terms and conditions of any such subsequent transaction are less favorable, other than in an immaterial respect, to the Owner Participant, the Owner Participant must again comply with the notice and acceptance provisions of this SECTION 18.1. It is understood and agreed among the parties hereto that the transaction contemplated by this SECTION 18.1 shall not effect a merger of the Facility Lessee's ownership interest in the Facility and the Facility Site with the Owner Lessor's Interest.

         SECTION 18.2 RIGHT OF FIRST REFUSAL. In the event the Owner Participant desires to sell, lease, convey or otherwise transfer some or all of its Beneficial Interest or cause the Owner Lessor to sell, lease, convey or otherwise transfer its Owner Lessor's Interest at any time within three years after expiration or termination other than to an Affiliate of the Owner Participant (other than pursuant to SECTION 13 and 14 of the Facility Lease) of the Facility Lease to any Person other than the Facility Lessee or an Affiliate thereof, the Facility Lessee shall have the right, unless such sale, lease, conveyance or transfer is in connection with the exercise of remedies upon a Lease Event of Default, to purchase, lease or otherwise acquire such interest on the terms and conditions set forth in the bid that the Owner Participant intends to accept. The Owner Participant shall give the Facility Lessee prompt written notice of all bona fide offers that have been received from any other Person to purchase or acquire the Owner Lessor's Interest or Owner Participant's Beneficial Interest or any part of either during such three-year period following the expiration or termination of the Facility Lease, and which offers it wishes to accept, together with a full and complete statement of the price and all of the material terms, conditions and provisions contained in such offers. The Facility Lessee shall thereafter have the right within a period of forty-five (45) days from and after the receipt by the Facility Lessee of such notice to notify the Owner Participant of its intent to exercise its rights of first refusal. If the Facility Lessee elects to exercise the right provided in the preceding sentence, it shall within 60 days of such notice purchase, and the Owner Participant shall sell, the Beneficial Interest on the same terms and conditions as the offer giving rise to such right. If the Facility Lessee does not give such notice to the Owner Participant within the forty-five (45) day period or does not purchase the Beneficial Interest within sixty (60) days of such notice, the Owner Participant shall be free to proceed under the terms and conditions as set forth in its irrevocable notice to the Facility Lessee, unless the failure to purchase the Beneficial Interest within sixty (60) days is attributable to the Owner Participant. In the event that the terms or conditions are revised in any way that changes the agreement for sale, lease, conveyance or transfer such that the terms and conditions thereof, other than in immaterial respects, are less favorable to the Owner Participant (including any reduction in price or a change in the terms of payment thereof in a manner that is beneficial to the potential purchaser), the Owner Participant must again comply with the notice and acceptance provisions of this SECTION 18.2. In connection with the Facility Lessee's exercise of the right of first refusal pursuant to this SECTION 18.2 with respect to the Owner Lessor's Interest, the Ground Interest shall be conveyed to the Facility Lessee.

SECTION XIX           SPECIAL LESSEE TRANSFER

         In the case of a Regulatory Event of Loss or Burdensome Buyout Event under the Facility Lease, the Facility Lessee (or its designee), so long as the Facility Lessee shall remain liable under the Facility Lease to pay Basic Lease Rent and all other payments under the Facility Lease, upon not less than 30 days' written notice to the Owner Participant and the Holder Representative, on the applicable Termination Date, may purchase the Owner Participant's Beneficial Interest, or, in the case of a Burdensome Buyout Event, the membership interest in the Owner Participant, and keep the Facility Lease (and the Lessor Loan) in place; PROVIDED, that (i) the Owner Participant shall not suffer any detriment (including tax or book consequences) from such purchase (as compared to that which would have resulted had the Facility Lessee terminated the Facility Lease and purchased the Owner Lessor's Interest), (ii) the Facility Lessee satisfies the transferee requirements contained in SECTION 12.1 hereof applicable to transfers by the Owner Participant, if applicable and (iii) the Facility Lessee pays all expenses incurred by the other Lease Financing Parties in connection therewith. If the Facility Lessee chooses to purchase the Owner Participant's Beneficial Interest or the membership interest in the Owner Participant, as the case may be, pursuant to the preceding sentence, on the applicable Termination Date, the Facility Lessee (or its designee) shall pay to the Owner Participant or to the Equity Investor, as the case may be, the Special Lessee Transfer Amount determined as of such date, plus all amounts due and payable to the Owner

Participant or Equity Investor, as the case may be, on such date under the Operative Documents.

         Concurrently with the payment of all sums required to be paid pursuant to this SECTION 19 (or on such later date of transfer of the Owner Participant's Beneficial Interest or membership interest in the Owner Participant, as the case may be, in accordance with clause (ii) below) (i) the Facility Lessee shall cease to have any liability to the Owner Participant with respect to the Operative Documents, except for obligations (including those under SECTIONS 14.1 and 14.2 hereof and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document or which have otherwise accrued but not been paid as of such date and (ii) the Owner Participant or the Equity Investor, as the case may be, will transfer (by an appropriate instrument of transfer in form and substance reasonably satisfactory to the Owner Lessor and prepared and recorded at the Facility Lessee's expense) the Owner Participant's Beneficial Interest or membership interest in the Owner Participant, as the case may be, to the Facility Lessee (or its designee); PROVIDED, HOWEVER, that if the Lessor Notes are outstanding, such transfer shall not be made to the Facility Lessee, but shall be made to the Facility Lessee's designee promptly upon the Facility Lessee's designation of such designee and such designee will agree not to transfer the Owner Participant's Beneficial Interest or the membership interest in the Owner Participant, as the case may be, to the Facility Lessee for as long as the Lessor Notes are outstanding. The Owner Participant or Equity Investor, as the case may be, shall make any transfer under this SECTION 19 on an "as is," "where is" basis, without warranty other than as to the absence of Owner Lessor's Liens and Owner Participant's Liens on the Owner Participant's Beneficial Interest or the membership interest in the Owner Participant, as the case may be. It is understood and agreed among the parties hereto that the transaction contemplated by this SECTION 19 shall not effect a merger of the Facility Lessee's leasehold interest in the Facility and subleasehold interest in the Facility Site with the Owner Lessor's Interest. The Facility Lessee will pay all reasonable costs and expenses of the Lease Financing Parties in connection with any transfer pursuant to this SECTION 19. Subsequent to such transfer, the Facility Lessee and the Owner Lessor may, without the consent of the Holder Representative, waive the Regulatory Event of Loss or Burdensome Buyout Event that gave rise to the right to purchase the Owner Participant's Beneficial Interest or the membership interest in the Owner Participant, as the case may be, and the Facility Lease shall continue in full force and effect in accordance with its terms.

SECTION XX            MIDWEST'S DIRECTIONS

                  Collins Holdings, the Owner Lessor, the Owner Trustee, the Owner Participant, Holdings, Midwest, the Lender, the Holder Representative, the Midwest LC Issuer and the RCE LC Issuer hereby agree that, so long as no Material Lease Default,

Material Sublease Event of Default, Lease Event of Default or Sublease Event of Default shall have occurred and be continuing:

                           (a)      Midwest shall have the exclusive right to
make all elections contemplated by Section 2.02(d) of the Lessor Loan Agreement, including, without limitation, all elections with respect to conversions and continuations of Base Rate Advances (as defined in the APA) and Eurodollar Advances (as defined in the APA) as contemplated by Section 18(a) and 18(h) of the APA;

                           (b)      Midwest shall have the exclusive right to
make all elections contemplated by Annex C to the RCE Reimbursement Agreement, including without limitation, all elections with respect to conversions and continuations of Base Rate Loans (as defined in the RCE Reimbursement Agreement) and LIBO Rate Loans (as defined in the RCE Reimbursement Agreement) as contemplated by Sections 1.3 and 2.2 of such Annex C;

                           (c)      Midwest shall have the exclusive right to
instruct the Holder Representative to invest funds in Permitted Investments as contemplated by Section 3.07 of the Lessor Loan Agreement;

                           (d)      Midwest shall receive copies of all notices
delivered to the Owner Lessor under the Lessor Loan Agreement;

                           (e)      the Lender or the Holder Representative, as
the case may be, shall deliver to Midwest copies of all notices delivered to the Lender or the Holder Representative, respectively under the APA or the Finance Facility within one Business Day of its receipt thereof;

                           (f)      pursuant to Section 18(d) of the APA, the
Lender shall, within one Business Day of request therefor from Midwest, request that the APA Purchasers extend the Stated Commitment Termination Date (as defined in the APA) for an additional 364 days;

                           (g)      pursuant to Section 18(h) of the APA, the
Lender shall, within one Business Day of request therefor from Midwest, notify an APA Purchaser of its intent to prepay in full any Eurodollar Rate Advances (as defined in the APA) owing to such APA Purchaser; and

                           (h)      pursuant to Section 2 of the Finance
Facility, the Lender shall request Advances (as defined in the Finance Facility), within one Business Day of request therefor from Midwest.

SECTION XXI           AGREEMENT WITH RESPECT TO COLLINS HOLDINGS

         Each of the parties hereto agrees that it shall not institute against, or solicit or join any other Person in instituting against, Collins Holdings any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or any other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the payment in full of all amounts due by and satisfaction of all obligations of, Collins Holdings under the Facility Lease.

SECTION XXII          MISCELLANEOUS

         SECTION 22.1 CONSENTS. The Owner Participant covenants and agrees that it shall not unreasonably withhold its consent to any consent requested of the Owner Lessor under the terms of the Operative Documents that by its terms is not to be unreasonably withheld by the Owner Lessor.

         SECTION 22.2 SUCCESSOR OWNER LESSOR. The parties hereto agree that the transfer or assignment pursuant to the terms of the Trust Agreement by the Owner Lessor to a successor Owner Lessor, pursuant to the trust created thereunder, will not violate the terms of any Operative Document.

         SECTION 22.3 BANKRUPTCY OF TRUST ESTATE. If (i) all or any part of the Trust Estate becomes the property of a debtor subject to the reorganization provisions of Title 11 of the United States Code, as amended from time to time,
(ii) pursuant to such reorganization provisions the Owner Participant is required, by reason of the Owner Participant being held to have recourse liability to the debtor or the trustee of the debtor directly or indirectly, to make payment on account of any amount payable as principal or interest on the Lessor Notes, and (iii) the Holder Representative actually receives any Excess Amount, as defined below, which reflects any payment by the Owner Participant on account of clause (ii) above, the Holder Representative shall promptly refund to the Owner Participant such Excess Amount. For purposes of this SECTION 22.3, "EXCESS AMOUNT" means the amount by which such payment exceeds the amount which would have been received by the Holder Representative if the Owner Participant had not become subject to the recourse liability referred to in clause (ii) above. Nothing contained in this SECTION 22.3 shall prevent the Holder Representative from enforcing any personal recourse obligations (and retaining the proceeds thereof) of the Owner Participant as contemplated by this Agreement (other than referred to in clause (ii)).

         SECTION 22.4 AMENDMENTS AND WAIVERS. No term, covenant, agreement or condition of this Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing, executed by each party hereto.

         SECTION 22.5 NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service,
(b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to each party hereto at its address set forth below or, in the case of any such party hereto, at such other address as such party may from time to time designate by written notice to the other parties hereto:

         If to Midwest:

                      One Financial Place
                      440 South LaSalle Street, Suite 3500
                      Chicago, IL  60605
                      Facsimile No.: (312) 583-6111
                      Attention:  Georgia R. Nelson
                      with a copy to Holdings at the address below

         If to Holdings:

                      18101 Von Karman Avenue
                      Suite 1700
                      Irvine, CA  92612
                      Facsimile No.: (949) 752-1420
                      Attention:  General Counsel

         If to the Owner Lessor, the Owner Trustee or the Trust Company:

                      Wilmington Trust Company
                      Rodney Square North
                      1100 North Market Street
                      Wilmington, Delaware  19890-0001
                      Telephone No.: (302) 651-1000
                      Facsimile No.   (302) 651-8882
                      Attention: Corporate Trust Administration with a copy to the Owner Participant

         If to the Owner Participant:

                      Collins Generation I, LLC
                      c/o PSEG Resources Inc.
                      80 Park Plaza, Suite T-22
                      Newark, NJ 07101
                      Telephone No.: (973) 456-3560
                      Facsimile No.: (973)-456-3569
                      Attention:     President

         If to the Lender:

                      Midwest Funding LLC
                      c/o Lord Securities Corporation
                      2 World Trade Center
                      7th Floor,
                      New York, NY  10005
                      Attention:  Dwight Jenkins
                      Telephone No.:
                      Facsimile No.:

         If to the Holder Representative:

                      Citibank, N.A.
                      111 Wall Street,
                      5th Floor, Zone 2
                      New York, NY  10005
                      Attention:  Global Trust & Agency Services
                      Facsimile No.:  (212) 657-3866

         If to Collins Holdings:

                      One Financial Place
                      440 South LaSalle Street, Suite 3500
                      Chicago, IL  60605
                      Facsimile No.: (312) 583-6111
                      Attention:  Georgia R. Nelson
                      with a copy to Holdings

A copy of all notices provided for herein shall be sent by the party giving such notice to each of the other parties hereto. In addition, Midwest shall (unless otherwise directed by the applicable Rating Agency) provide to each Rating Agency a copy of any information, report or notice it gives to the Holder Representative hereunder or any other Operative Documents.

         SECTION 22.6 SURVIVAL. All warranties, representations, indemnities and covenants made by any party hereto, herein or in any certificate or other instrument delivered by any such party or on the behalf of any such party under this Agreement shall be considered to have been relied upon by each other party hereto and shall survive the consummation of the transactions contemplated hereby and in the other Operative Documents regardless of any investigation made by any such party or on behalf of any such party. In addition, the indemnifications by Midwest under SECTIONS 14.1 and 14.2 of this Agreement shall, subject to SECTIONS 14.1(B) and 14.2(B), respectively, expressly survive the expiration or early termination (in either case, for whatever reason) of the Facility Lease or the transfer or other disposition (including by resignation and removal) of the respective interests of the Owner Participant, the Owner Lessor, the Trust Com pany, the Owner Trustee and the Holder Representative in, to and under this Agreement and other Operative Documents.

         SECTION 22.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof, including each successive holder of the Owner Participant's Beneficial Interest permitted under SECTION 12.1. Except as expressly provided herein or in the other Operative Documents, no party hereto may assign its interests herein without the consent of the other parties hereto.

         SECTION 22.8 GOVERNING LAW. This Agreement has been delivered in the State of New York and shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance without giving effect to the conflicts of laws provisions thereof except New York General Obligations Law Section 5-1401.

         SECTION 22.9 SEVERABILITY. If any provision hereof shall be invalid, illegal or unenforceable under Requirement of Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

         SECTION 22.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

         SECTION 22.11 HEADINGS AND TABLE OF CONTENTS. The headings of the sections of this Agreement and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         SECTION 22.12 LIMITATION OF LIABILITY.

                           (a)      None of the Owner Participant, the Owner
Lessor, the Owner Trustee, the Trust Company, the Lender, the Holder Representative or any Holder shall have any obligation or duty to Midwest or to others with respect to the transactions contemplated hereby, except those obligations or duties expressly set forth in this Agreement and the Operative Documents, and neither the Owner Lessor, the Owner Trustee, the Trust Company, the Lender, any Holder nor the Holder Representative shall be liable for performance by any other party hereto of such other party's obligations or duties hereunder. Without limitation of the generality of the foregoing, under no circumstances whatsoever shall the Owner Participant be liable to Midwest, Holdings or Collins Holdings for any action or inaction on the part of the Owner Lessor or the Owner Trustee in connection with the transactions contemplated herein, whether or not such action or inaction is caused by willful misconduct or gross negligence of the Owner Lessor, unless such action or inaction is at the written direction of the Owner Participant.

                           (b)      The Trust Company is executing the Operative
Documents to which it is a party solely as trustee under the Trust Agreement and not in its individual capacity, except as expressly provided herein or therein, and in no case whatsoever shall the Trust Company be personally liable for, or for any loss in respect of, any of the statements, representations, warranties, agreements or obligations of the Owner Lessor or the Owner Trustee hereunder or under any other Operative Document, as to all of which the other parties hereto agree to look solely to the Trust Estate; PROVIDED, HOWEVER, that the Trust Company shall be liable hereunder for its own gross negligence or willful misconduct or for a breach of its representations, warranties and covenants made in its individual capacity.

                           (c)      The Holder Representative is entering into
the Operative Documents to which it is a party solely as a Holder
Representative under the Lessor Security Documents, and not in its individual capacity, except as expressly provided herein or therein, and in no case whatsoever shall the Holder Representative be personally liable for, or for any loss in respect of, any of the statements, representations, warranties, agreements or obligations of the Owner Lessor hereunder or under any other Operative Document, as to all of which the other parties hereto agree to look solely to the Trust Estate and Lessor Collateral; PROVIDED, HOWEVER, that the Holder Representative shall be liable hereunder for its own gross negligence, willful misconduct, bad faith or a breach of its representations, warranties and covenants made in its individual capacity.

                           (d)      The right of the Holder Representative to
perform any discretionary act enumerated herein or in any other Operative Document (including, without limitation, the right to consent to any action which requires its consent and the right to waive any provision of, or consent to any change or amendment to, any of the Operative Documents) shall not be construed as a duty, and the Holder Representative shall not be accountable or liable for other than its gross negligence, willful misconduct or bad faith in the performance or non-performance of such acts. In connection with any such discretionary acts, the Holder Representative may in its own judgement (but shall not, except as otherwise provided in the Lessor Security Documents or as otherwise required by Requirement of Law, have any obligation to) request in writing the approval of the holders of the Funding LLC Notes.

                           (e)      The Owner Participant will give Midwest at
least 15 days' prior notice of any proposed amendment or supplement to the Trust Agreement (other than amendments solely effecting a transfer of the Owner Participant's interest in the Trust Estate or with respect to administrative matters) and deliver true, complete and fully executed copies to Midwest of any amendment or supplement to the Trust Agreement. No amendment or supplement to the Trust Agreement that could materially adversely affect the interests of the Holder Representative shall become effective without the prior written consent of the Holder Representative.

         SECTION 22.13 CONSENT TO JURISDICTION; WAIVER OF TRIAL BY JURY, PROCESS AGENT.

                           (a)      Each of the parties hereto (i) hereby
irrevocably submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County (without prejudice to the right of any party to remove to the United States District Court for the Southern District of New
York) and to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or other proceeding arising out of this Agreement, the other Operative Documents, or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby brought by any of the parties hereto or their successors or assigns; (ii) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court, or in such federal court; and (iii) to the extent permitted by Requirement of Law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding any claim that it is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement, the other Operative Documents, or the subject matter hereof or thereof may not be enforced in or by such court.

                           (b)      TO THE EXTENT PERMITTED BY REQUIREMENT OF
LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES THE RIGHT TO DEMAND A TRIAL BY JURY, IN ANY SUCH SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, THE OTHER OPERATIVE DOCUMENTS, OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY BROUGHT BY ANY OF THE PARTIES HERETO OR THEIR SUCCESSORS OR ASSIGNS.

                           (c)      By the execution and delivery of this
Agreement, Midwest Holdings and Collins Holdings designate, appoint and empower CT Corporation System as their authorized agent to receive for and on their behalf service of any summons, complaint or other legal process in any such action, suit or proceeding in the State of New York for so long as any obligation of Midwest, Holdings and Collins Holdings shall remain outstanding hereunder or under any of the other Operative Documents. Midwest Holdings and Collins Holdings shall grant an irrevocable power of attorney to CT Corporation System in respect of such appointment and shall maintain such power of attorney in full force and effect for so long as any obligation of Midwest Holdings and Collins Holdings shall remain outstanding hereunder or under any of the Operative Documents.

         SECTION 22.14 FURTHER ASSURANCES. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Agreement and the other Operative Documents.

         SECTION 22.15 EFFECTIVENESS. This Agreement has been dated as of the date first above written for convenience only. This Agreement shall be effective on the date of execution and delivery by each of the parties hereto.

         SECTION 22.16 MEASURING LIFE. If and to the extent that any of the options, rights and privileges granted under this Agreement, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Agreement, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, will be exercisable only during (a) the longer of (i) a period which will end twenty-one (21) years after the death of the last survivor of the descendants living on the date of the execution of this Agreement of the following Presidents of the United States: Franklin D. Roosevelt, Harry S. Truman, Dwight D. Eisenhower, John F.

Kennedy, Lyndon B. Johnson, Richard M. Nixon, Gerald R. Ford, James E. Carter, Ronald W. Reagan, George H.W. Bush and William J. Clinton or (ii) the period provided under the Uniform Statutory Rule Against Perpetuities or (b) the specific applicable period of time expressed in this Agreement, whichever of (a) and (b) is shorter.

         SECTION 22.17 NO PARTNERSHIP, ETC. The parties hereto intend that nothing contained in this Agreement or any other Operative Document shall be deemed or construed to create a partnership, joint venture or other co-ownership arrangement by and among any of them.

         SECTION 22.18  RESTRICTIONS ON TRANSFER OF MEMBERSHIP INTEREST.

                           (a)      No OP Member shall, during the Facility
Lease Term, assign, convey or transfer any of its right, title or interest in the Membership Interest or cause the Owner Participant to issue additional membership interests without the prior written consent of Midwest and, so long as the Lessor Notes are outstanding, the Holder Representative; PROVIDED, HOWEVER, that an OP Member may assign, convey or transfer all or any part of its interest in the Membership Interest without such consent to a Person (the "MEMBER TRANSFEREE"), if the Owner Participant Guaranty shall remain outstanding and in full force and effect or each of the following conditions shall have been satisfied:

                                    (i)      the Member Transferee shall be
         either (A) an Affiliate of the Owner Participant which does not otherwise qualify under clause (B) below provided the Owner Participant Guaranty shall remain in full force and effect, or (B) a Person which guarantees all of the Owner Participant's obligations under the Operative Documents pursuant to a guaranty substantially in the form of Exhibit Y hereto and meets the following criteria: (1) the tangible net worth of the Member Transferee is at least equal to $75 million calculated in accordance with GAAP; and (2) unless waived by Midwest, and so long as no Material Lease Default or Lease Event of Default shall have occurred and be continuing, such Member Transferee is not a Competitor (as defined in SECTION 12.1(b)) of, or in material litigation with, Midwest or any Affiliate of Midwest;

                                    (ii)     the total number of Unrelated
         Members, after giving effect to such transactions shall not exceed three; and

                                    (iii)    the Member Transferee agrees in the
         guaranty or in another written instrument reasonably acceptable to Midwest and, so long as the Lessor Notes are outstanding, the Holder Representative to be bound by this SECTION 22.18.

                           (b)      Neither the Facility Lessee, nor the
Facility Sublessee shall be responsible for any adverse tax consequence to the Owner Lessor, the Owner Participant or the Guarantor resulting from any transfer pursuant to this SECTION 22.18 and the Pricing Assumptions shall not be changed as a result of any such transfer.

                           (c)      The OP Member shall give the Owner Lessor,
the Owner Trustee, the Midwest LC Issuer, the RCE LC Issuer and Midwest 30 days prior written notice of such transfer, or 10 days in the case of a transfer to an Affiliate of the Owner Participant, specifying the name and address of any proposed Member Transferee and such additional information as shall be necessary to determine whether the proposed transfer satisfies the requirements of this
SECTION 22.18. If requested by the OP Member, the Owner Participant, the Midwest LC Issuer, the RCE LC Issuer or the Holder Representative, Midwest shall acknowledge qualifying transfers. All reasonable fees, expenses and charges of the Holder Representative and Midwest (including reasonable attorneys' fees and expenses in connection with any such transfer or proposed transfer), including any of the foregoing relating to any amendments to the Operative Documents required in connection therewith, shall be paid by the OP Member, without any right of indemnification from Midwest or any other Person; PROVIDED, HOWEVER, that the OP Member shall have no obligation to pay fees, expenses or charges of Midwest as a result of any transfer while a Material Lease Default or a Lease Event of Default is continuing, in which case Midwest shall be obligated to pay such costs.

                           (d)      Upon any transfer to a Member Transferee
specified in clause (a)(i)(B) of this SECTION 22.18 and compliance with all of the other provisions of this SECTION 22.18, (i) the Member Transferee shall, to the extent of the Membership Interest conveyed to the Member Transferee, be deemed an "OP Member" for purposes of this SECTION 22.18 and the Person executing the guaranty pursuant to such clause (a)(i)(B) shall be deemed a "Guarantor" for all purposes and each reference in this Agreement and each other Operative Document to the "Guarantor" shall thereafter be deemed to include such Member Transferee or the Person executing such guaranty, as the case may be, to the extent of the obligations expressly transferred to the Member Transferee and guaranteed by such Person, for all purposes and (ii) the existing Guarantor shall be released from all obligations under its Owner Participant Guaranty to the extent such obligations are expressly guaranteed by the Member Transferee or such Affiliate; PROVIDED, HOWEVER, that in no event shall any such transfer waive or release the existing Guarantor from any liability existing immediately prior to or occurring simultaneously with such transfer. Except as expressly provided in the immediately preceding sentence, no transfer of any Membership Interest shall effect the obligations of the existing Guarantor under the Owner Participant Guaranty or any other Guarantor under its Guaranty.

                           (e)      Notwithstanding anything herein to the
contrary, any transfer of Membership Interest pursuant to this SECTION 22.18 shall be subject to Midwest's right of first offer and right of first refusal set forth in SECTION 18.1 and 18.2, respectfully, to the same extent as if such transfer were a transfer by the Owner Participant of its Beneficial Interest.

         SECTION 22.19 ISSUER DOWNGRADE EVENT. Each of the Midwest LC Issuer and the RCE LC Issuer hereby covenants and agrees that it will promptly furnish to Midwest, Collins Holdings and the Owner Participant a written notice of any downgrade of its rating.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized.

                             COLLINS HOLDINGS EME, LLC


                             By:   /s/ Michael P. Childers
                                  ----------------------------------------------
                                  Name:    Michael P. Childers
                                  Title:   Vice President
                                  Date:    December 15, 1999


                             COLLINS TRUST I

                             By:  Wilmington Trust Company,
                                  not in its individual capacity but solely as
                                  Owner Trustee


                             By:   /s/ Kathleen A. Pedelini
                                  ----------------------------------------------
                                  Name:    Kathleen A. Pedelini
                                  Title:  Authorized Signer
                                  Date:   December 15, 1999


                             WILMINGTON TRUST COMPANY, not
                             in its individual capacity,
                             except as ex pressly provided
                             herein, but solely as Owner
                             Trustee


                             By:  /s/ Kathleen A. Pedelini
                                  ----------------------------------------------
                                  Name:    Kathleen A. Pedelini
                                  Title:  Authorized Signer
                                  Date:   December 15, 1999

                             COLLINS GENERATION I, LLC


                             By:  /s/ Christopher P. Kelleher
                                  ----------------------------------------------
                                  Name:    Christopher P. Kelleher
                                  Title:   Vice President
                                  Date:    December 15, 1999


                             EDISON MISSION MIDWEST HOLDINGS
                             CO.,


                             By:   /s/ Fred W. McCluskey
                                  ----------------------------------------------
                                  Name:    Fred W. McCluskey
                                  Title:   Vice President
                                  Date:    December 15, 1999


                             MIDWEST GENERATION, LLC


                             By:   /s/ Fred W. McCluskey
                                  ----------------------------------------------
                                  Name:    Fred W. McCluskey
                                  Title:   Vice President
                                  Date:    December 15, 1999


                             CITIBANK, N.A.
                             not in its individual capacity, but solely as Holder Representative


                             By:  /s/ Jenny Cheng
                                  ----------------------------------------------
                                  Name:    Jenny Cheng
                                  Title:   Vice President
                                  Date:    December 15, 1999

                             MIDWEST FUNDING LLC


                             By:  /s/ Dwight Jenkins
                                  ----------------------------------------------
                                  Name: Dwight Jenkins
                                  Title: Vice President
                                  Date:  December 15, 1999


                             BAYERISCHE LANDESBANK
                             INTERNATIONAL S.A., a banking institution organized under the laws of Luxembourg, as issuer of the Midwest Letter of Credit


By:   /s/ Peter Radermacher              By:   /s/ Peter Lang
     -----------------------------            -------------------------------
     Name:  Peter Radermacher                 Name:  Peter Lang
          ------------------------                 --------------------------
     Title:   Directeur - Adjoint             Title:    Mandataire Commercial
           -----------------------                  -------------------------
     Date:  December 15, 1999                 Date:  December 15, 1999





                             BAYERISCHE LANDESBANK GIROZENTRALE,
                             as issuer of the RCE Letter of Credit


By:    /s/ Dietmar Rieg                  By:   /s/ Cornelia Wintergerst
     -----------------------------            -------------------------------
     Name: Dietmar Rieg                       Name:   Cornelia Wintergerst
          ------------------------                 --------------------------
     Title: First Vice President              Title:     Second Vice President
           -----------------------                  -------------------------
     Date:  December 15, 1999                 Date:  December 15, 1999

                                                                      EXHIBIT RR
                                                            TO THE PARTICIPATION
                                                                       AGREEMENT

                                     FORM OF
                       ASSIGNMENT AND ASSUMPTION AGREEMENT


--------------------------------------------------------------------------------




                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                                      (T1)

                             Dated as of [       ]

                                     between

                               [                  ]
                                  as Transferor

                                       and

                               [                  ]
                                  as Transferee

                                 Collins Station
                 Fossil Fuel-Fired Electric Generating Facility



--------------------------------------------------------------------------------

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                                       (T1)

      This ASSIGNMENT AND ASSUMPTION AGREEMENT (T1), dated  as of [           ]
(this "Agreement"), between [                   ], a [                      ],
(the "Transferor"), and  [            ], a [              ] (the "Transferee").


                                   WITNESSETH:

      WHEREAS, the Transferor entered into the Participation Agreement (T1) and certain other Operative Documents; and

      WHEREAS, the Transferor desires to sell and assign to the Transferee the Beneficial Interest and all of the Transferor's right, title and interest in, to and under the Operative Documents, and the Transferee desires to (i) purchase the Beneficial Interest and accept from the Transferor the assignment of all of the Transferor's right, title and interest in, to and under the Operative Documents and (ii) assume all of the duties and obligations of the Transferor under the Operative Documents.

      NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


SECTION 1.        DEFINITIONS

      Capitalized terms used in this Agreement, including the recitals, and not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement (T1), dated as of December 15, 1999 (the "Participation Agreement"), among Collins Holdings EME, LLC ("CHE"), Collins Trust I (the "Owner Lessor"), Collins Generation I, LLC (the "Owner Participant"), Wilmington Trust Company (the "Owner Trustee"), Edison Mission Midwest Holdings Co. ("Holdings"), Midwest Generation, LLC ("Midwest"), Midwest Funding, LLC ("Funding LLC"), Bayerische Landesbank International S.A., as issuer of the Midwest Letter of Credit, Bayerische Landesbank Girozentrale, as issuer of the RCE Letter of Credit and Citibank, N.A., as Holder Representative, in their capacities referred to therein, and the Transferor, unless the context hereof shall otherwise require. The general provisions of Appendix A to the Participation Agreement shall apply to terms used in this Agreement and specifically defined herein.

SECTION 2.        ASSIGNMENT BY THE TRANSFEROR

      In accordance with Section 12.1 of the Participation Agreement, the Transferor hereby sells, assigns, conveys and transfers to the Transferee as of the date hereof (the "Transfer Date") the Beneficial Interest and all of the Transferor's right, title and interest in, to and under each Operative Document to which it is a party and all other contracts, agreements, documents and instruments relating to the Beneficial Interest by which the Transferor is bound, and any proceeds therefrom, together with all other documents and instruments evidencing any of such right, title and interest, except such rights of the Transferor as have accrued to the Transferor prior to the Transfer Date (such excepted rights include the right to receive any amounts due or accrued to the Transferor with respect to the Beneficial Interest under the Trust Agreement or other Operative Documents as of the Transfer Date and the right to receive any Excepted Payments pursuant to the Participation Agreement or the Tax Indemnity Agreement as of or in respect of events occurring or arising on or prior to the Transfer Date).

SECTION 3.        ASSUMPTION BY THE TRANSFEREE

      The Transferee hereby assumes, and agrees it is unconditionally bound in respect of, as of the date hereof, all duties and obligations of the Transferor pursuant to the Trust Agreement and under each of the other Operative Documents to which the Transferor is a party and all other contracts, agreements, documents and instruments relating to the Beneficial Interest to which the Transferor is a party or by which the Transferor is bound. The Transferee agrees as of the date hereof, it shall be deemed a party to each of the Operative Documents to which the Transferor is a party and any other contract, agreement, document or other instrument relating to the Beneficial Interest to which the Transferor is a party or by which it is bound and the Transferee agrees that it is liable for all of the duties and obligations of the Transferor under the Operative Documents to which the Transferor is a party and all other contracts, agreements, documents and instruments relating to the Beneficial Interest to which the Transferor is a party or by which the Transferor is bound as though it were identified as the "Owner Participant" therein.

SECTION 4.        TRANSFEREE AS OWNER PARTICIPANT

      In consequence of the assumption set forth in Section 3, (a) the Transferee shall be deemed the "Owner Participant" for all purposes, and shall enjoy the rights and privileges and perform the obligations of the Owner Participant under each Operative Document, and each reference in each other Operative Document to the "Owner Participant" shall be deemed to include the Transferee for all purposes, and (b) the Transferor and the guarantor, if any, of the Transferor's obligations shall be released from all obligations under each Operative Document and shall have no further duty, obligation, liability or burden under any Operative Document; PROVIDED,

HOWEVER, that in no event shall the assignment and assumption effected by this Agreement waive or release the Transferor from any liability on account of any breach of its obligations thereunder existing immediately prior to or occurring simultaneously with the assignment and assumption effected hereby or of any of its representations, warranties, covenants or obligations set forth in the Operative Documents.

SECTION 5.        PAYMENTS

      The Transferor hereby covenants and agrees to pay over to the Transferee, if and when received following the Transfer Date any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of the Transferor that, under Section 2 hereof, belong to the Transferee, and the Transferee hereby covenants and agrees to pay over to the Transferor, if and when received following the Transfer Date, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of the Transferee that, under Section 2 hereof, belong to the Transferor.

SECTION 6.        CERTAIN REPRESENTATIONS OF THE TRANSFEREE

      The Transferee represents and warrants that such Transferee, or a guarantor of such Transferee, meets the following criteria: (a) has Consolidated Tangible Net Assets of at least $75 million calculated in accordance with GAAP;
(b) is "a United States person" within the meaning of section 7701(a)(30) of the Code; and (c) neither the Transferee nor any of its Affiliates is a Competitor of, or engaged in material litigation with, Midwest, or any Affiliate of Midwest.(1)

SECTION 7.        OPINION OF COUNSEL

----------------
      (1) The representation in Section 6(c) hereof shall be replaced with the following representation if the Transferee or any of its Affiliates is a Competitor of, or engaged in material litigation with, Midwest and the criteria contained in the following representation shall have been met: The Transferee represents and warrants that (i) the Transferee is an entity involved in making passive investments such as the Transferor's contemplated investment in this transaction,
            (ii) such Transferee has in place procedures which shall be reasonably acceptable to Midwest to prevent its Affiliate that is a Competitor from acquiring confidential information relating to such passive investments and agrees in writing with Midwest to maintain and abide by such procedures, and (iii) neither such Transferee nor any Affiliate thereof is an entity that is (x) actively involved in the generation of electricity in Mid-American Interconnected Network and/or the East Central Reliability Council or any successor thereto, or (y) on the List of Competitors, attached as Exhibit SS to the Participation Agreement, which may, from time to time, but no more often than once per year, be modified by Midwest, and shall contain a list of up to six entities (including Affiliates) which Midwest reasonably believes in its good faith judgment are Competitors of Midwest or its Affiliates.

SECTION 7.        OPINION OF COUNSEL

      Prior to, or on the date hereof, the Transferor shall have delivered to Midwest, the Owner Trustee and, so long as the Lessor Notes are outstanding, the Holder Representative an opinion of counsel relating to this Agreement. Such opinion and counsel shall be reasonably satisfactory to each recipient thereof, to the effect that this Agreement is a legal, valid and binding obligation of, and is enforceable against, each party hereto and (ii) to the effect that all regulatory approvals required in connection with the transfer contemplated by this Agreement or necessary to assume the Transferor's obligations under the Operative Documents shall have been obtained and that the proposed transfer of the Beneficial Interest will not require registration the Securities Act.

SECTION 8.        BENEFICIARIES

      CHE, Holdings, Midwest, Funding LLC, the Owner Lessor, the Owner Trustee, and so long as the Lessor Notes are outstanding, the Holder Representative, together with their respective successors and permitted assigns, are each third party beneficiaries of this Agreement (each, a "Beneficiary" or, together, the "Beneficiaries").

SECTION 9.        MISCELLANEOUS

      SECTION 9.1.AMENDMENTS AND WAIVERS. No term, covenant, agreement or condition of this Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

      SECTION 9.2.NOTICES. The Transferee hereby designates that copies of all communications and notices to the Transferor pursuant to the Operative
Documents shall be sent to the Transferee at its address set forth below. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to each party hereto at its address set forth below or, in the case of either party hereto, at such other address as such party may from time to time designate by written notice to the other party hereto:

If to the Transferor:

         Facsimile No.:
         Telephone No.:
         Attention:

If to the  Transferee:

         Facsimile No.:
         Telephone No.:
         Attention:


      SECTION 9.3. SURVIVAL. All warranties, representations, indemnities and covenants made by any party hereto, herein or in any certificate or other instrument delivered by either party or on the behalf of either party under this Agreement, shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the date of execution and delivery of this Agreement regardless of any investigation made by either party or on behalf of such party.

      SECTION 9.4. SUCCESSORS AND ASSIGNS. The Transferee covenants and agrees that it shall obtain any and all consents required under the Operative Documents if the Transferee assigns its interest under this Agreement. If the Transferee assigns such interest under this Agreement, then this Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the respective successors and assigns as permitted by and in accordance with the terms hereof.

      SECTION 9.5. GOVERNING LAW. This Agreement shall be in all respects governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance (without giving effect to the conflicts of laws provisions thereof, other than New York General Obligations Law Section 5-1401).

      SECTION 9.6. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforce-able such provision in any other jurisdiction.

      SECTION 9.7. COUNTERPARTS. This Agreement may be executed by the parties hereto in separated counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

      SECTION 9.8. HEADINGS. The headings of the sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

      SECTION 9.9. FURTHER ASSURANCES. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Agreement.

SECTION 10.       WAIVER OF RIGHT TO PARTITION

      So long as the Facility or any part thereof as originally constructed, reconstructed or added to is used or useful for the generation of electrical power and energy, or to the end of the period permitted by applicable law, whichever first occurs, the Transferee waives its right to partition whether by partition in kind or sale and division of the proceeds thereof, and agrees that it will not resort to any action at law or in equity to partition and further waive the benefit of all laws that may now or hereafter authorize such partition of the properties comprising the Facility. It is agreed that this covenant shall be deemed to run with the land. All instruments of conveyance which effect, evidence or vest the ownership interest of the Transferee in the Transferee shall contain this waiver of right to partition.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized.


                                                 [         ],
                                       as Transferor


                                     By: ---------------------------------------
                                      Name:
                                      Title:
                                      Date:



                                                 [   ],
                                  as Transferee


                                     By: ---------------------------------------
                                      Name:
                                      Title:
                                      Date:

                                                                SCHEDULE 3.1(c)
                                                       TO THE PARTICIPATION
                                                                  AGREEMENT

                         MIDWEST GOVERNMENTAL APPROVALS

PART A:  Governmental Approvals

1. Approval under Section 203 of the Federal Power Act for sale of step-up transformers.

2. Exempt Wholesale Generator determinations under Section 32 of the Public Utility Holding Company Act of 1935 (one for each of Midwest Generation, LLC, Collins Trust I, Collins Trust II, Collins Trust III and Collins Trust IV).

3. Acceptance for filing of market-based rates for sales of power and reassignment of transmission from the Facilities under Section 205 of the Federal Power Act.

4. Acceptance for filing of transition Power Purchase Agreements between the Borrower and ComEd under Section 205 of the Federal Power Act: to be filed within 30 days of commencement of service.

5. Acceptance for filing of the Interconnection Agreements under Section 205 of the Federal Power Act.

6. Receipt of all permits and licenses that are required under any Requirement of Law for the operation of the ComEd Assets in order to comply in all material respects with its obligations under the Power Purchase Agreements. See Attachment A to Schedules 3.1(c), 3.2(d) and 3.3(d).

7. Expiration of notice period for blanket preapproval under 18 CFR part 34.

8. Illinois Commerce Commission approval of transfer of assets.

9. The Illinois statute that makes the public interest findings requisite to obtaining EWG status at FERC, as required under section 32(c) of PUHCA.

PART B: Final Governmental Approvals for which the period for the filing of notice of rehearing or application for judicial review have not yet expired.


GOVERNMENTAL APPROVAL                 DEADLINE TO SEEK REHEARING            TIME TO FILE APPEAL
                                      OR TO PROTEST PREAPPROVALS
----------------------------          ----------------------------          --------------------------------
1.  203 Order (issued Novem-          December 8, 1999                      60 days after order on rehear-
ber 8, 1999)                                                                ing
2.  EWG order (issued No-             no rehearing provided for in          no statutory deadline to file an
vember 9, 1999)                       PUHCA                                 appeal under PUHCA
3.  Acceptance for filing of          30 days after order                   60 days after order on rehear-
transition Power Purchase                                                   ing
Agreements under Section 205
of the Federal Power Act: to
be filed within 30 days of
commencement


PART C:           Possible Appeals of Governmental Approvals

      No approval listed in Part C above is the subject of any pending, or threatened judicial or administrative proceeding.

                                                                 SCHEDULE 3.1(d)
                                                            TO THE PARTICIPATION
                                                                       AGREEMENT

                         FACTUAL INFORMATION OF MIDWEST

1. Factual information provided in writing by EME pertaining to EME and its Affiliates in the ASA.

2. Factual information provided in writing by EME pertaining to all reports and registration statements filed by EME with the Securities and Exchange Commission or any national securities exchange.

3. Factual information provided in writing by EME pertaining to the Information Memorandum, dated October, 1999.

4.       Factual information provided in writing by EME or its Affiliates to:

                  (a) the Engineering Consultant, in connection with the preparation of the Engineering Report;

                  (b) the Market Consultant, in connection with the preparation of the Market Report;

                  (c) the Fuel Consultant, in connection with the preparation of the Fuel Report; and

                  (d) the Appraiser, in connection with the preparation of the Closing Date Appraisal.

5. Factual information provided in writing by EME or its Affiliates to FERC and to the Commerce Commission of the State of Illinois in connection with the Overall Transaction.

                                                                 SCHEDULE 3.2(d)
                                                            TO THE PARTICIPATION
                                                                       AGREEMENT


                         HOLDINGS GOVERNMENTAL APPROVALS

PART A:           Governmental Approvals

1. Approval under Section 203 of the Federal Power Act for sale of step-up transform ers.

2. Exempt Wholesale Generator determinations under Section 32 of the Public Utility Holding Company Act of 1935 (one for each of Midwest Generation, LLC, Collins Trust I, Collins Trust II, Collins Trust III and Collins Trust IV).

3. Acceptance for filing of market-based rates for sales of power and reassignment of transmission from the Facilities under Section 205 of the Federal Power Act.

4. Acceptance for filing of transition Power Purchase Agreements between the Borrower and ComEd under Section 205 of the Federal Power Act: to be filed within 30 days of commencement of service.

5. Acceptance for filing of the Interconnection Agreements under Section 205 of the Federal Power Act.

6. Receipt of all permits and licenses that are required under any Requirement of Law for the operation of the ComEd Assets in order to comply in all material respects with its obligations under the Power Purchase Agreements. See Attachment A to Schedules 3.1(c), 3.2(d) and 3.3(d).

7.       Expiration of notice period for blanket preapproval under 18 CFR part
         34.

8.       Illinois Commerce Commission approval of transfer of assets.

9. The Illinois statute that makes the public interest findings requisite to obtaining EWG status at FERC, as required under section 32(c) of PUHCA.

PART B: Final Governmental Approvals for which the period for the filing of notice of rehearing or application for judicial review have not yet expired.


GOVERNMENTAL APPROVAL                 DEADLINE TO SEEK REHEARING            TIME TO FILE APPEAL
                                      OR TO PROTEST PREAPPROVALS
-----------------------------         -----------------------------         --------------------------------
1.  203 Order (issued Novem-          December 8, 1999                      60 days after order on rehear-
ber 8, 1999)                                                                ing
2.  EWG order (issued No-             no rehearing provided for in          no statutory deadline to file an
vember 9, 1999)                       PUHCA                                 appeal under PUHCA
3.  Acceptance for filing of          30 days after order                   60 days after order on rehear-
transition Power Purchase                                                   ing
Agreements under Section 205
of the Federal Power Act: to
be filed within 30 days of
commencement


PART C:           Possible Appeals of Governmental Approvals

         No approval listed in Part C above is the subject of any pending, or threatened judicial or administrative proceeding.

                                                                 SCHEDULE 3.2(e)
                                                            TO THE PARTICIPATION
                                                                       AGREEMENT

                         FACTUAL INFORMATION OF HOLDINGS

1. Factual information provided in writing by EME pertaining to EME and its Affiliates in the ASA.

2. Factual information provided in writing by EME pertaining to all reports and registration statements filed by EME with the Securities and Exchange Commission or any national securities exchange.

3. Factual information provided in writing by EME pertaining to the Information Memorandum, dated October, 1999.

4.       Factual information provided in writing by EME or its Affiliates to:

                  (a) the Engineering Consultant, in connection with the preparation of the Engineering Report;

                  (b) the Market Consultant, in connection with the preparation of the Market Report;

                  (c) the Fuel Consultant, in connection with the preparation of the Fuel Report; and

                  (d) the Appraiser, in connection with the preparation of the Closing Date Appraisal.

5. Factual information provided in writing by EME or its Affiliates to FERC and to the Commerce Commission of the State of Illinois in connection with the Overall Transaction.

                                                                 SCHEDULE 3.3(d)
                                                            TO THE PARTICIPATION
                                                                       AGREEMENT

                     COLLINS HOLDINGS GOVERNMENTAL APPROVALS

PART A:           Governmental Approvals

1. Approval under Section 203 of the Federal Power Act for sale of step-up transformers.

2. Exempt Wholesale Generator determinations under Section 32 of the Public Utility Holding Company Act of 1935 (one for each of Midwest Generation, LLC, Collins Trust I, Collins Trust II, Collins Trust III and Collins Trust IV).

3. Acceptance for filing of market-based rates for sales of power and reassignment of transmission from the Facilities under Section 205 of the Federal Power Act.

4. Acceptance for filing of transition Power Purchase Agreements between the Borrower and ComEd under Section 205 of the Federal Power Act: to be filed within 30 days of commencement of service.

5. Acceptance for filing of the Interconnection Agreements under Section 205 of the Federal Power Act.

6. Receipt of all permits and licenses that are required under any Requirement of Law for the operation of the ComEd Assets in order to comply in all material respects with its obligations under the Power Purchase Agreements. See Attachment A to Schedules 3.1(c), 3.2(d) and 3.3(d).

7.       Expiration of notice period for blanket preapproval under 18 CFR part
         34.

8.       Illinois Commerce Commission approval of transfer of assets.

9. The Illinois statute that makes the public interest findings requisite to obtaining EWG status at FERC, as required under section 32(c) of PUHCA.

PART B: Final Governmental Approvals for which the period for the filing of notice of rehearing or application for judicial review have not yet expired.



GOVERNMENTAL APPROVAL                 DEADLINE TO SEEK REHEARING            TIME TO FILE APPEAL
                                      OR TO PROTEST PREAPPROVALS
-----------------------------         -----------------------------         --------------------------------
1.  203 Order (issued Novem-          December 8, 1999                      60 days after order on rehear-
ber 8, 1999)                                                                ing
2.  EWG order (issued No-             no rehearing provided for in          no statutory deadline to file an
vember 9, 1999)                       PUHCA                                 appeal under PUHCA
3.  Acceptance for filing of          30 days after order                   60 days after order on rehear-
transition Power Purchase                                                   ing
Agreements under Section 205
of the Federal Power Act: to
be filed within 30 days of
commencement


PART C:           Possible Appeals of Governmental Approvals

         No approval listed in Part C above is the subject of any pending, or threatened judicial or administrative proceeding.

                                                                SCHEDULE 4.22 TO
                                                         PARTICIPATION AGREEMENT

                             RECORDINGS AND FILINGS

LESSOR SECURITY PACKAGE

         - Mortgage (T1), dated as of December 15, 1999, by Collins Trust I, to Citibank, N.A., filed for record in the Grundy County Recording Offices.

         - Illinois Real Property Transfer Affidavit executed by Collins Trust I, filed for record in the Grundy County Recording Offices.

         - Memorandum of Site Lease (T1), dated as of December 15, 1999 between Midwest Generation, LLC, as Ground Lessor and Collins Trust I, as Ground Lessee, filed for record in the Grundy County Recording Offices.

         - Memorandum of Site Sublease (T1), dated as of December 15, 1999, between Collins Trust I, as Ground Sublessor, and Collins Holdings EME, LLC, as Ground Sublessee, filed for record in the Grundy County Recording Offices.

         - Memorandum of Site Sub-Sublease (T1), dated as of December 15, 1999, between Collins Holdings EME, LLC, as Ground Sub-Sublessor and Midwest Generation, LLC, as Ground Sub-Sublessee, filed for record in the Grundy County Recording Offices.

         - Facility Sublease Agreement (T1), dated as of December 15, 1999, among Collins Holdings EME, LLC, as Facility Sublessor, Midwest Generation, LLC, as Facility Sublessee and Collins Trust I, as Owner Trustee, filed for record in the Grundy County Recording Offices.

         - UCC-1 filed in Grundy County, Illinois and with the Secretary of State of the State of Delaware under the Lessor Loan Agreement (T1).

HOLDINGS SECURITY PACKAGE

         - UCC-1 filed with the Secretary of State of California under the EMOC Pledge Agreement.

         - UCC-1 to be filed with the Secretary of State of California under the Holdings Pledge Agreement.

         - UCC-1 to be filed with the Secretaries of State of California and Illinois under the MGE Pledge Agreement.

         - UCC-1 to be filed with the Secretary of State of California under the Intercreditor Agreement.

                                                                            PAGE

                                                                      APPENDIX A
                                                                TO PARTICIPATION
                                                                       AGREEMENT

                                   DEFINITIONS

                            APPENDIX A - DEFINITIONS

                                      (T1)

GENERAL PROVISIONS

         In this Appendix A and each Operative Document (as hereinafter defined), unless, otherwise provided herein or therein:

                  - the terms set forth in this Appendix A or in any such Operative Document shall have the meanings herein provided for and any term used in an Operative Document and not defined therein or in this Appendix A but in another Operative Document shall have the meaning, herein or therein provided for in such other Operative Document;

                  - any term defined in this Appendix A by reference to another document, instrument or agreement shall continue to have the meaning ascribed thereto whether or not such other document, instrument or agreement remains in effect;

                  - words importing the singular include the plural and vice versa;

                  -        words importing a gender include any gender;

                  - a reference to a part, clause, section, paragraph, article, party, annex, appendix, exhibit, schedule or other attachment to or in respect of an Operative Document is a reference to a part, clause, section, paragraph, or article of, or a party, annex, appendix, exhibit, schedule or other attachment to, such Operative Document unless, in any such case, otherwise expressly provided in any such Operative Document;


                  DEFINITIONS TO PARTICIPATION AGREEMENT (T1)

                   - a reference to any statute, regulation, proclamation, ordinance or law includes all statutes, regulations, proclamations, ordinances or laws varying, consolidating or replacing the same from time to time, and a reference to a statute includes all regulations, policies, protocols, codes, proclamations and ordinances issued or otherwise applicable under that statute unless, in any such case, otherwise expressly provided in any such statute or in such Operative Document;

                   - a definition of or reference to any document, instrument or agreement includes an amendment or supplement to, or restatement, replacement, modification or novation of, any such document, instrument or agreement unless otherwise specified in such definition or in the context in which such reference is used;

                   - a reference to a particular section, paragraph or other part of a particular statute shall be deemed to be a reference to any other section, paragraph or other part substituted therefor from time to time;

                   - if a capitalized term describes, or shall be defined by reference to, a document, instrument or agreement that has not as of any particular date been executed and delivered and such document, instrument or agreement is attached as an exhibit to the Participation Agreement (as hereinafter defined), such reference shall be deemed to be to such form and, following such execution and delivery and subject to paragraph (vii) above, to the document, instrument or agreement as so executed and delivered;

                    - a reference to any Person (as hereinafter defined) includes such Person's successors and permitted assigns;

                    - any reference to "days" shall mean calendar days unless "Business Days" (as hereinafter defined) are expressly specified;

                    - if the date as of which any right, option or election is exercisable, or the date upon which any amount is due and payable, is stated to be on a day that is not a Business Day, such right, option or election may be exercised, and such amount shall be deemed due and payable, on the next succeeding Business Day with the same effect as if the same was exercised or made on such date or day and interest shall accrue and be payable with respect to such payment;

                    - words such as "hereunder", "hereto", "hereof" and "herein" and other words of similar import shall, unless the context requires otherwise, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof; and

                    - a reference to "including" means including without limiting the generality of any description preceding such term, and for purposes hereof and of each Operative Document the rule of EJUSDEM GENERIS shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

DEFINED TERMS

"ACCESS ROUTES" shall have the meaning set forth in the recitals to the Facility Site Lease.

"ADDITIONAL COVERED DOCUMENTS" shall mean the Insurance Agreement among the Surety, the Insured Parties party thereto and Citicorp North America, Inc., as agent thereunder, the Management Agreement between the Lender and Lord Securities Corporation and the Servicing Agreement between the Lender, Citicorp North America, Inc. and Lord Securities Corporation, in each case dated as of the date hereof, and the Limited Liability Company Agreement of the Lender and the By-Laws of Midwest Funding, Inc., as any of the foregoing agreements, instruments and other documents may be amended, supplemented and otherwise modified and in effect from time to time.

"ADDITIONAL EQUITY INVESTMENT" shall mean the amount, if any, the Owner Participant shall provide (in its sole and absolute discretion) to finance all or a portion of the Owner Lessor's Percentage of the cost of any Required Improvement or Non-Severable Improvement financed pursuant to SECTION 16.1 of the Participation Agreement.

"ADDITIONAL FUNDING LLC NOTES" shall mean any additional notes issued by Funding LLC in connection with the issuance of Additional Lessor Notes relating thereto.

"ADDITIONAL INSUREDS" shall have the meaning specified in SECTION 11.3 of the Facility Lease.

"ADDITIONAL LESSOR NOTES" shall have the meaning specified in SECTION 2.03 of the Lessor Loan Agreement.

"ADDITIONAL RENT PAYMENT DATE" shall have the meaning specified in SECTION 3.2 of the Facility Lease.

"ADMINISTRATIVE AGENT" shall mean The Chase Manhattan Bank, a banking institution organized under the laws of the State of New York, in its capacity as administrative agent for the Holdings Lenders, together with its successors and assigns in such capacity.

"AFFILIATE" of any particular Person shall mean any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Pension

Plan or Welfare Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; PROVIDED, HOWEVER, that under no circumstances shall the Trust Company be considered to be an Affiliate of any of the Owner Lessor, the Owner Trustee, or the Owner Participant, nor shall any of the Owner Lessor, the Owner Trustee, or the Owner Participant be considered to be an Affiliate of the Trust Company.

"AFTER-TAX BASIS" shall mean, in the context of determining the amount of a payment to be made on such basis, the payment of an amount which, after reduction by the net increase in Taxes of the recipient (actual or constructive) of such payment, which net increase shall be calculated by taking into account any reduction in such Taxes resulting from any tax benefits realized or to be realized by the recipient as a result of such payment, shall be equal to the amount required to be paid. In calculating the amount payable by reason of this provision in the case of any person that is a U.S. Person, all income taxes payable and tax benefits realized or to be realized shall be determined on the assumptions that (i) the recipient is subject to (a) U.S. Federal income taxes at the highest marginal rate then applicable to corporations for the relevant period or periods, and (b) state and local income taxes at the highest marginal rates then applicable to corporations for the relevant period or periods, and
(ii) all related tax benefits are utilized (a) with regard to U.S. Federal income taxes, at the highest marginal rates then applicable to corporations for the relevant period or periods, and (b) with regard to state and local income taxes, at the highest marginal rate then applicable to corporations for the relevant period or periods.

"APA" shall mean the Asset Purchase Agreement dated as of December 15, 1999 among Funding LLC, the Securitization Company, each APA Purchaser party thereto, the APA Agent, and Citicorp North America, Inc. as operating agent for the Securitization Company and as RCE Agent, as the same may from time to time be amended, amended and restated, supplemented or otherwise modified in accordance with the terms thereof.

"APA AGENT" shall mean Citibank, N.A., a national banking association, in its capacity as APA Agent under the APA, together with its successors and assigns in such capacity.

"APA PURCHASERS" shall mean each financial institution party to the APA as a "Purchaser".

"APPRAISAL PROCEDURE" shall mean (except with respect to the Closing Date Appraisal), an appraisal conducted by an appraiser or appraisers in accordance with the following procedures. The Owner Participant and the Facility Lessee will consult with the intent of selecting a mutually acceptable Independent Appraiser. If a mutually acceptable Independent Appraiser is selected, the Fair Market Sales Value, the Fair Market Rental Value, the remaining useful life or other determination that is the subject of the appraisal shall be determined by such Independent Appraiser. If the Facility Lessee and the Owner Participant are unable to agree upon a single Independent Appraiser within a 15-day period, one shall be appointed by the Owner Participant, and one shall be appointed by the Facility Lessee (or its designee), which Independent Appraisers shall attempt to agree upon the value, period, amount or other determination that is the subject of the appraisal. If either the Owner Participant or the Facility Lessee or its designee does not appoint its Independent Appraiser, the determination of the other Independent Appraiser shall be conclusive and binding on the Owner Participant and the Facility Lessee. If the Independent Appraisers appointed by the Owner Participant and the Facility Lessee are unable to agree upon the value, period, amount or other determination that is the subject of the appraisal, such Independent Appraisers shall jointly appoint a third Independent Appraiser or, if such Independent Appraisers do not appoint a third Independent Appraiser, the Owner Participant and the Facility Lessee shall jointly appoint the third Independent Appraiser. In such case, the average of the determinations of the three Independent Appraisers shall be conclusive and binding on the Owner Participant and the Facility Lessee, unless the determination of one such Independent Appraiser is disparate from the middle determination by more than twice the amount by which the third determination is disparate from the middle determination, in which case the determination of the most disparate Independent Appraiser shall be excluded, and the average of the remaining two determinations shall be conclusive and binding on the Owner Participant and the Facility Lessee.

"APPRAISER" shall mean Deloitte and Touche LLP Valuation Group.

"ASA" shall mean the Asset Sale Agreement, dated as of March 22, 1999, by and between ComEd and EME.

"ASSET DISPOSITION" shall have the meaning assigned to it in SECTION 6.2 of the Participation Agreement.

"ASSIGNMENT AND ASSUMPTION AGREEMENT" shall mean an assignment and assumption agreement in form and substance substantially in the form of EXHIBIT RR to the Participation Agreement.

"AUTHORIZED OFFICER" shall mean, with respect to any Person, (i) its Chairman of the Board, its President, any Senior Vice President, the Chief Financial Officer, any Vice President, the Treasurer or any other person authorized by or pursuant to the Organic Documents or any resolution of the board of directors or managers (or managing members) of such Person, and (ii) with respect to the Owner Trustee, an officer in its corporate trust department.

"BANKRUPTCY CODE" shall mean the United States Bankruptcy Code of 1978, as amended from time to time, 11 U.S.C. Section 101 ET SEQ.

"BASIC LEASE RENT" shall have the meaning specified in SECTION 3.2 of the Facility Lease.

"BASIC LEASE TERM" shall have the meaning specified in SECTION 3.1 of the Facility Lease.

"BENEFICIAL INTEREST" shall mean the interest of the Owner Participant in the Owner Lessor.

"BILL OF SALE AND INSTRUMENT OF ASSIGNMENT" shall mean the Bill of Sale and Instrument of Assignment, dated as of December 15, 1999, executed by ComEd, as the same may from time to time be amended, amended and restated, supplemented or otherwise modified in accordance with the terms thereof.

"BILL OF SALE" shall mean the Bill of Sale (Collins Trust I), dated as of December 15, 1999, executed by Unicom Investments Inc. in favor of the Owner Lessor, as the same may from time to time be amended, amended and restated, supplemented or otherwise modified in accordance with the terms thereof.

"BURDENSOME BUYOUT EVENT" shall mean any event giving rise to the Facility Lessee's Burdensome Buyout Option under the Facility Lease.

"BURDENSOME BUYOUT OPTION" shall have the meaning specified in SECTION 13.3 of the Facility Lease.

"BURDENSOME BUYOUT PERIOD" shall have the meaning specified in SECTION 13.3 of the Facility Lease.

"BUSINESS DAY" shall mean:

         (i) any day which is neither a Saturday or Sunday nor a legal holiday on which commercial banking institutions are authorized or required by law, regulation or executive order to be closed in New York, New York and Wilmington, Delaware; and

         (ii) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

"CAPEX LIMITATION GRID" shall mean the CAPEX Limitation Grid attached as ANNEX II to the Holdings Credit Agreement.

"CAPITAL EXPENDITURES" shall mean expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto that have a useful life of more than one year.

"CAPITAL LEASE" shall mean, with respect to any Person, a lease of (or other Indebtedness arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability set forth on the balance sheet of such Person or such Person's Subsidiaries in accordance with GAAP.

"CAPITALIZED LEASE LIABILITIES" of any Person shall mean all monetary obligations of such Person under any Capital Lease, and, for purposes of each Operative Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

"CASH EQUIVALENT INVESTMENTS" shall mean, at any time:

         (i) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States government or an agency thereof;

          (ii) other investments in securities or bank instruments rated at least "A" by S&P and "A2" by Moody's or "A-1" by S&P and "P-1" by Moody's and with maturities of less than 366 days; or

         (iii) other securities as to which the Person incurring such Indebtedness has demonstrated adequate liquidity through secondary markets or deposit agreements.

"CASH FLOW AVAILABLE FOR FIXED CHARGES" shall mean, in respect of any period, the excess, if any, of Revenues (excluding proceeds of permitted asset sales and amounts available in the Cash Flow Recapture Fund) during such period OVER Operating Expenses during such period.

"CASHFLOW RECAPTURE FUND" shall have the meaning set forth in SECTION 5.1 of the Holdings Credit Agreement.

"CERCLIS" shall mean the Comprehensive Environmental Response, Compensation and Liability Information System list.

"CLAIM" shall mean any liability (including, without limitation, in respect of negligence (whether passive or active or other torts), strict or absolute liability in tort or otherwise, warranty, latent or other defects (regardless of whether or not discoverable), statutory liability, property damage, bodily injury or death), obligation, loss, settlement, damage, penalty, claim, Environmental Claim, action, suit, proceeding (whether civil or criminal), judgment, penalty, fine and other legal or administrative sanction, judicial or administrative proceeding, cost, expense or disbursement, including reasonable legal, investigation and expert fees, expenses and related charges, of whatsoever kind and nature.

"CLOSING" shall have the meaning specified in SECTION 2.2(a) of the Participation Agreement.

"CLOSING DATE" shall mean the Scheduled Closing Date or such later date on which the Closing shall occur.

"CLOSING DATE APPRAISAL" shall mean the appraisal, dated the Closing Date, addressed to the Equity Investor prepared by the Appraiser with respect to the Facility.

"CODE" shall mean the Internal Revenue Code of 1986, as amended.

"COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT" shall mean the Collateral Agency and Intercreditor Agreement dated as of December 15, 1999, among MGE, Holdings, EMOC, Midwest, Collins Holdings, the Owner Lessor, the Other Owner Lessors, Funding LLC, the Administrative Agent, each Holder Representative (as defined therein), each Other Representative (as defined therein), the Depositary Bank (as defined therein), the Depositary Agent (as defined therein), the Midwest LC Issuer and the Holdings Collateral Agent (as defined therein), as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

"COLLINS FACILITY OPERATING AGREEMENTS" shall mean, collectively, the Power Purchase Agreement, the Interconnection Agreements and the Operation Agreement.

"COLLINS HOLDINGS" shall mean Collins Holdings EME, LLC, a wholly-owned Subsidiary of MGE and a special purpose, bankruptcy-remote limited liability company organized under the laws of the State of Delaware.

"COLLINS IMPROVEMENTS" shall have the meaning set forth in the recitals to the Facility Site Lease.

"COLLINS LAND" shall have the meaning set forth in the recitals to the Facility Site Lease.

"COLLINS OPERATING AGREEMENT" shall mean the operating agreement of Collins Holdings EME, LLC.

"COMED" shall mean the Commonwealth Edison Company, an Illinois corporation or its successors or assigns.

"COMED ASSETS" shall mean certain electric generation and related assets subject to the ASA.

"COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

"COMPETITOR" shall have the meaning specified in SECTION 12.1(b) of the Participation Agreement.

"COMPONENT" shall mean any appliance, part, instrument, appurtenance, accessory, furnishing, equipment or other property of whatever nature that may from time to time be incorporated in the Facility, except to the extent constituting Improvements.

"CONSOLIDATED SUBSIDIARY" shall mean, at any date, any Subsidiary or other entity the accounts of which would be consolidated with those of Holdings in its consolidated financial statements if its consolidated financial statements were prepared as of such date.

"CONSOLIDATED TANGIBLE NET ASSETS" shall mean, as of the date of any determination thereof, the total amount of all assets of Holdings and its Subsidiaries (determined on a consolidated basis in accordance with GAAP), less the sum of (a) the consolidated liabilities of Holdings and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) and (b) assets properly classified as "intangible assets" in accordance with GAAP.

"CONTINGENT LIABILITY" shall mean any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby; PROVIDED, HOWEVER, that if the maximum amount of the debt, obligation or other liability guaranteed thereby has not been established, the amount of such Contingent Liability shall be the maximum reasonably anticipated amount of the debt, obligation or other liability; PROVIDED, FURTHER, HOWEVER, that any agreement to limit the maximum amount of such Person's obligation under such Contingent Liability shall not, of and by itself, be deemed to establish the maximum reasonably anticipated amount of such debt, obligation or other liability.

"CONTINGENT PREPAID RENT" shall have the meaning specified in SECTION 16(t) of the Facility Lease.

"CONTRACTUAL OBLIGATION" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

"CONTROLLED GROUP" shall mean all corporations which are members of a controlled group of corporations within the meaning of Section 1563(a) of the Code determined without regard to Sections 1563(a)(4) and 1563(e)(3)(C) and all trades or businesses (whether or not incorporated) under common control which, together with Holdings and its Consolidated Subsidiaries, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

"DEBT RATING" shall mean a rating by each of Moody's and S&P of each of the Tranche A Loans, the Tranche B Loans, the Tranche C Loans or the Funding LLC Loans. If Moody's or S&P shall have changed its system of classifications after the date hereof, a Debt Rating shall be considered to be at or above a specified level if it is at or above the new rating which most closely corresponds to the specified level under the old rating system.

"DEBT SERVICE COVERAGE RATIO" shall mean, for any period, the ratio of (a) Cashflow Available for Fixed Charges for such period to (b) Fixed Charges for such period.

"DEBT TO CAPITAL RATIO" shall mean, with respect to Holdings and its Consolidated Subsidiaries, the ratio as of the end of the last Fiscal Quarter for which financial statements are available of (i) the aggregate principal amount of Indebtedness of Holdings and its Consolidated Subsidiaries then outstanding to (ii) Total Capitalization.

"DISCOUNT RATE" shall mean 8.33% per annum.

"DOLLARS" and the sign "$" shall mean lawful money of the United States.

"EDISON MISSION ENERGY" or "EME" shall mean Edison Mission Energy, a California corporation.

"EMOC" shall mean Edison Mission Overseas Co., a subsidiary of Holdings and a corporation organized under the laws of Delaware.

"EMOC ACQUISITION NOTES" shall mean the one or more promissory notes dated the Closing Date by Midwest payable to EMOC in an aggregate principal amount of at least $3,380,000,000.

"EMOC LOAN DOCUMENTS" shall mean each of (i) the Intercompany Loan Subordination Agreement, (ii) the Subordinated Loan Agreement dated as of December 15, 1999 entered into by and among EMOC and Midwest as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time,
(iii) the Subordinated Revolving Loan Agreement dated as of December 15, 1999 entered into by and among EMOC and Midwest as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time and (iv) the EMOC Acquisition Notes.

"ENGINEERING CONSULTANT" shall mean Stone & Webster Management Consultants, Inc.

"ENGINEERING REPORT" shall mean the report of the Engineering Consultant, dated September 27, 1999 and the bring-down of such report.

"ENSR" shall mean ENSR Corporation.

"ENVIRONMENTAL CLAIM" shall mean any administrative, regulatory or judicial action, fee, cause of action, obligation, suit, liability, loss, damage, proceeding, decree, judgment, penalty, fine, demand, demand letter, order, directive, claim (including any claim involving liability in tort, strict, absolute or otherwise), lien, sanction, notice of noncompliance or violation, legal or consultant fee or expense, or cost of investigation or proceeding, relating in any way to any Environmental Law, or arising from the actual or alleged presence or Release of any Hazardous Material (hereinafter "LIABILITIES") including, without limitation, and regardless of the merit of such Liability, any and all Liabilities for (i) investigation, assessment, abatement, correction, enforcement, mitigation, cleanup, removal, response, remediation or other activities related to the actual or alleged presence or Release of Hazardous Materials, (ii) damages, contribution, indemnification, cost recovery, compensation or injunctive or declaratory relief related to violations of Environmental Law or the actual or alleged presence or Release of Hazardous Materials, or (iii) any alleged or actual injury or threat of injury to human health, safety, natural resources or the environment in connection with a violation of Environmental Law or the actual or alleged presence or Release of Hazardous Materials.

"ENVIRONMENTAL CONDITION" shall mean the presence or Release of any Hazardous Material at, into, on or under any land, water, air or otherwise into the environment, which does or reasonably could (i) require assessment, investigation, abatement, correction, clean-up, mitigation, removal, remediation or any other response action, (ii) give rise to an Environmental Claim or any obligation or liability of any nature (whether civil or criminal, arising under a theory of negligence or strict liability, or otherwise) under any Environmen-tal Law, (iii) create or constitute a public or private nuisance or trespass,
(iv) constitute a violation of or non-compliance with any Environmental Law or
(v) result in or contribute to the actual or threatened loss of or damage to any property, natural resource or environmental media, or the death of or injury to any Person.

"ENVIRONMENTAL CONSULTANT" shall mean Stone & Webster Management Consultants,
Inc.

"ENVIRONMENTAL LAWS" shall mean all federal, state and local statutes, laws, ordinances, codes, rules, regulations, consent decrees, administrative orders, administrative directives, injunctions, deed restrictions, applicable judgments and any other legally enforceable requirements of any Governmental Authority relating to, regulating or imposing liability or standards of conduct concerning Hazardous Materials, public health, safety or the environment or natural resources, as have been, are now, or may at any time hereafter be in effect.

"ENVIRONMENTAL REPORT" shall mean the Phase I and Phase II environmental surveys concerning the Facility, prepared by ENSR, dated November 1998 and December 1998, respectively, and the reliance letter issued by ENSR to the Owner Participant Parent.

"EQUITY INVESTMENT" shall mean $29,172,990.67.

"EQUITY INVESTOR" shall mean PSEG Collins Generation, LLC, a Delaware limited liability company.

"EQUITY INVESTOR'S ADVISOR" shall mean Cornerstone Financial Advisors Limited Partnership.

"EQUITY PORTION OF BASIC LEASE RENT" shall mean the amounts set forth as Component A of Basic Lease Rent (Column A) as set forth on SCHEDULE 1-1 to the Facility Lease.

"EQUITY PORTION OF TERMINATION VALUE" shall mean the amounts under the column titled "Equity Portion of Termination Value" in SCHEDULE 2 to the Facility Lease.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

"EVENT OF LOSS" shall mean any of the following events:

      (i) the loss of the Facility or use thereof, due to destruction or damage to the Facility or the Facility Site that renders repair uneconomic or that renders the Facility permanently unfit for normal use; or

      (ii) any damage to the Facility that results in an insurance settlement with respect thereto on the basis of a total loss or an agreed constructive or a compromised total loss of the Facility; or

      (iii) seizure, condemnation, confiscation or taking of, or requisition of title to or use of, the Facility or the Facility Site by any Governmental Authority (a "REQUISITION") that shall have resulted in loss by the Owner Lessor of title to or use of the Undivided Interest or the Ground Interest following exhaustion of all permitted appeals or an election by the Facility Lessee not to pursue such appeals; PROVIDED, that (i) no such contest may be conducted if a Material Lease Default or a Lease Event of Default shall have occurred and be continuing and (ii) no such contest shall extend beyond the earlier of (x) the date which is one year after the loss of such title, or (y) the date which is 36 months prior to the end of the Basic Lease Term or any Renewal Term then in effect or already elected by the Facility Lessee; PROVIDED, FURTHER, that in any case involving Requisition of use of the Facility or the Facility Site, but not of the Owner Lessor's title to the Undivided Interest or interest in the Facility Lease, such event shall be an Event of Loss only if such Requisition of use continues beyond the Basic Lease Term or any Renewal Lease Term then in effect or already elected by the Facility Lessee; or

      (iv) if elected by the Owner Participant, and only in circumstances where the termination of the Facility Lease and transfer of the Facility to the Facility Lessee (or its designee) shall remove the basis of the regulation described below, subjection of the Owner Participant's interest in the Facility, the Facility Lease or the Trust Estate to any rate of return regulation by any Governmental Authority, or subjection of the Owner Participant or the Owner Lessor to any public utility regulation of any Governmental Authority (other than Requirements of Law in effect on the Closing
Date) or law which in the reasonable opinion of the Owner Participant is burdensome, in either case by reason of the participation of the Owner Lessor or the Owner Participant in the transactions contemplated by the Operative Documents and not, in any event, as a result of (a) investments, loans or other business activities of the Owner Participant or any of its Affiliates in respect of equipment or facilities similar in nature to the Facility or any part thereof or in any other electrical, steam, cogeneration or other energy or utility related equipment or facilities or the general business or other activities of the Owner Participant or any of its Affiliates or the nature of any of the properties or assets from time to time owned, leased, operated, managed or otherwise used or made available for use by the Owner Participant or any of its Affiliates or (b) a failure of the Owner Participant or any of its Affiliates to perform routine, administrative or ministerial actions the performance of which would not subject the Owner Participant or such Affiliate to any adverse consequence (in the reasonable opinion of the Owner Participant acting in good faith), PROVIDED THAT the Facility Lessee, the Owner Lessor and the Owner Participant agree to cooperate and to take reasonable measures to alleviate the source or consequence of any regulation constituting an Event of Loss under this paragraph (iv), at the cost and expense of the party requesting such cooperation and so long as there shall be no adverse consequences to the Owner Lessor or Owner Participant as a result of such cooperation or the taking of such reasonable measures.

"EVENT OF LOSS PAYMENT" shall have the meaning specified in SECTION 10.2(a) of the Facility Lease.

"EXCEPTED PAYMENTS" shall mean and include (i)(A) any indemnity (whether or not constituting Supplemental Lease Rent and whether or not a Lease Event of Default exists) payable to either the Trust Company, the Owner Trustee or the Owner Participant or to their respective Indemnitees and successors and permitted assigns (other than the Holder Representative) pursuant to SECTION 2.3, 14.1, 14.2, 16.1 OR 16.2 of the Participation Agreement, SECTION 5.03,
7.01 OR 7.05 of the Trust Agreement or SECTION 18 of the Collateral Agency and Intercreditor Agreement, and any payments under the Tax Indemnity Agreement or
(B) any amount payable by the Facility Lessee or Midwest to the Owner Lessor or the Owner Participant to reimburse any such Person for its costs and expenses in exercising its rights or comply with its obligations under the Operative Documents, (ii)(A) insurance proceeds, if any, payable to the Owner Lessor or the Owner Participant under insurance separately maintained by the Owner Lessor or the Owner Participant with respect to the Facility as permitted by SECTION
11.5 of the Facility Lease or (B) proceeds of personal injury, property damage liability or other liability insurance maintained under any Operative Document for the benefit of the Owner Lessor or the Owner Participant, (iii) any amount payable to the Owner Participant as the purchase price for the Beneficial Interest or to any OP Member as the purchase price for such OP Member's membership interest in the Owner Participant, (iv) any amounts payable to the Owner Participant upon exercise by the Facility Lessee (or its designee) of the rights pursuant to SECTION 19 of the Participation Agreement, (v) all other fees expressly payable to the Owner Participant, the Owner Trustee or the Trust

Company under the Operative Documents, (vi) any payments made pursuant to the Midwest Letter of Credit and (vii) any payments in respect of interest, or any payments made on an After-Tax Basis, to the extent attributable to payments referred to in clause (i) through (vi) above that constitute Excepted Payments.

"EXCESS AMOUNT" shall have the meaning specified in SECTION 19.3 of the Participation Agreement.

"EXCESS CASHFLOW" shall mean, for any period, the excess, if any, of Cashflow Available for Fixed Charges during such period OVER Fixed Charges for such period.

"EXISTING INDEBTEDNESS" shall mean, with respect to any Person, Indebtedness of such Person in existence at the time of the Closing.

"FACILITY" shall mean the Collins Station, a 2,698 Megawatt Fossil Fuel Fired Electric Generating Plant located near the town of Morris, Grundy County, Illinois and more fully described in Exhibit B to the Facility Lease.

"FACILITY DEED" shall mean the Facility Deed, dated as of December 15, 1999, between ComEd and the Owner Lessor duly completed, executed and delivered on the Closing Date pursuant to which ComEd will transfer the Undivided Interest to the Owner Lessor.

"FACILITY LAND" shall have the meaning set forth in the recitals to the Facility Site Lease.

"FACILITY LEASE" shall mean the Facility Lease Agreement (T1), dated as of December 15, 1999, between the Owner Lessor and the Facility Lessee.

"FACILITY LEASE TERM" shall mean the term of the Facility Lease, including the Basic Lease Term and all Renewal Lease Terms.

"FACILITY LESSEE" shall mean Collins Holdings, as lessee of the Undivided Interest under the Facility Lease.

"FACILITY LESSEE'S INTEREST" shall mean the Facility Lessee's right, title and interest in and to the Undivided Interest under the Facility Lease and the Ground Interest under the Facility Site Sublease.

"FACILITY LESSOR" shall mean the Owner Lessor, as lessor of the Undivided Interest under the Facility Lease.

"FACILITY SITE" shall have the meaning specified in the recitals to the Facility Site Lease.

"FACILITY SITE LEASE" shall mean the Facility Site Lease Agreement (T1), dated as of December 15, 1999, between Midwest as Ground Lessor and the Owner Lessor as Ground Lessee.

"FACILITY SITE SUBLEASE" shall mean the Facility Site Sublease Agreement (T1), dated as of December 15, 1999, between the Owner Lessor as Ground Sublessor and Collins Holdings as Ground Sublessee.

"FACILITY SITE SUB-SUBLEASE" shall mean the Facility Site Sub-Sublease Agreement (T1), dated as of December 15, 1999, between Collins Holdings as Ground Sub-Sublessor and Midwest as Ground Sub-Sublessee.

"FACILITY SUBLEASE" shall mean the Facility Sublease Agreement (T1), dated as of December 15, 1999, between Collins Holdings and Midwest.

"FACILITY SUBLESSOR" shall mean Collins Holdings, as sublessor of the Undivided Interest under the Facility Sublease.

"FACILITY SUBLESSEE" shall mean Midwest or any other Person which shall have become a sublessee of the Facility from the Facility Lessee in accordance with the Facility Lease.

"FAIR MARKET RENTAL VALUE" or "FAIR MARKET SALES VALUE" shall mean with respect to any property or service as of any date, the cash rent or cash price obtainable in an arm's length lease, sale or supply, respectively, between an informed and willing lessee or purchaser under no compulsion to lease or purchase and an informed and willing lessor or seller or supplier under no compulsion to lease or sell or supply the property or service in question, and shall, in the case of the Undivided Interest or the Owner Lessor's Interest, be determined (except pursuant to SECTION 17 of the Facility Lease or as otherwise provided below or in the Operative Documents) on the basis that (i) the conditions contained in SECTIONS 7 and 8 of the Facility Lease shall have been complied with in all respects, (ii) the lessee or buyer shall have rights in, or an assignment of, the Operative Documents to which the Owner Lessor is a party and the obligations relating thereto, (iii) the Undivided Interest or the Owner Lessor's Interest, as the case may be, is free and clear of all Liens (other than Owner Lessor's Liens, Owner Participant's Liens and Security Document Liens), (iv) taking into account the remaining term of the Facility Site Lease, and (v) in the case the Fair Market Rental Value, taking into account the terms of the Facility Lease and the other Operative Documents. If the Fair Market Sales Value of the Owner Lessor's Interest is to be determined during the continuance of a Lease Event of Default or in connection with the exercise of remedies by the Owner Lessor pursuant to SECTION 17 of the Facility Lease, such value shall be determined by an appraiser appointed solely by the Owner Lessor on an "as-is", "where-is" and "with all faults" basis and shall take into account all Liens (other than Owner Lessor's Liens, Owner Participant's Liens and Security Document Liens); PROVIDED, HOWEVER, in any such case where the Owner Lessor shall be unable to obtain constructive possession sufficient to realize the economic benefit of the Owner Lessor's Interest, Fair Market Sales Value of the Owner Lessor's Interest shall be deemed equal to $0. If in any case other than in the preceding sentence the parties are unable to agree upon a Fair Market Sales Value of the Owner Lessor's Interest within 30 days after a request therefor has been made, the Fair Market Sales Value of the Owner Lessor's Interest shall be determined by appraisal pursuant to the Appraisal Procedure. Any fair market value determination of a Severable Improvement shall take into consideration any liens or encumbrances to which the Severable Improvement being appraised is subject and which are being assumed by the transferee.

"FAS 13" shall mean Statement of Financial Accounting Standards (SFAS) No. 13, as amended and interpreted from time to time.

"FEDERAL POWER ACT" shall mean the Federal Power Act, 16 USC Sections 791a-825r
(1994), as amended.

"FERC" shall mean the Federal Energy Regulatory Commission of the United States or any successor or predecessor agency thereto.

"FERC EWG ORDERS" shall mean each of the orders issued by the FERC on November 9, 1999, in Docket Nos. EG99-224-000, EG99-225-000, EG99-226-000, EG99-227-000
and EG99-228-000, granting to Midwest, the Owner Lessor and each of the Other Owner Lessors "exempt wholesale generator" status under the Holding Company Act.

"FERC NOTICE" shall mean the Notice of Issuance of Order issued by the FERC on September 21, 1999, in Docket No. ER99-3693-000, allowing any person until October 21,

1999 to protest the FERC's blanket preapproval for all future issuances of securities and assumptions of liabilities by Midwest.

"FERC ORDERS" shall mean, collectively, the FERC EWG Orders, the FERC Section 203 Order, the FERC Section 205 Orders and the FERC Notice.

"FERC SECTION 203 ORDER" shall mean the order issued by the FERC on November 8, 1999, in Docket No. EC99-96-000, granting approval under Section 203 of the Federal Power Act for the transfer of the Facility's transmission facilities to Midwest, transfer of the facilities for financing purposes to the Owner Lessor and the Other Owner Lessors, lease of the facilities by the Owner Lessor and the Other Owner Lessors to an affiliate of Midwest, and sublease of the facilities to Midwest.

"FERC SECTION 205 ORDERS" shall mean (i) the order issued by the FERC on September 15, 1999, in Docket No. ER99-3693-000, granting approval under
Section 205 of the Federal Power Act for Midwest to sell power at market based rates and granting blanket preapproval under Section 204 of the Federal Power Act for all future issuances of securities and assumptions of liabilities by Midwest, and (ii) the order issued by the FERC on September 3, 1999, in Docket No. ER99-3691-000, accepting for filing three Facilities and Interconnection Agreements.

"FINAL DETERMINATION" shall have the meaning specified in SECTION 1 of the Tax Indemnity Agreement.

"FINANCE FACILITY" shall mean the Uncommitted Finance Facility dated December 15, 1999 among Funding LLC and the Securitization Company, as the same may from time to time be amended, amended and restated, supplemented or otherwise modified in accordance with the terms thereof.

"FIRST WINTERGREEN RENEWAL LEASE TERM" shall have the meaning specified in
SECTION 15.1(a) of the Facility Lease.

"FISCAL QUARTER" shall mean any quarter of a Fiscal Year.

"FISCAL YEAR" shall mean any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year

(E.G. the "1999 Fiscal Year") shall refer to the Fiscal Year ending on December 31 occurring during such calendar year.

"FIXED CHARGES"shall mean, in respect to Holdings for any period, an amount equal to the aggregate of, without duplication, (i) all interest due and payable on the Holdings Loans plus or minus any net amount due and payable in respect of Interest Rate Hedging Transactions during such period, including (A) all capitalized interest and (B) the interest portion of any deferred payment obligation, (ii) amounts due and payable under SECTIONS 3.3.1 and 3.3.2 of the Holdings Credit Agreement during such period, (iii) amounts due and payable to the Holdings Lenders with respect to the deduction of withholding tax on such payments pursuant to SECTION 4.7 of the Holdings Credit Agreement during such period, (iv) the interest portion of any deferred payment obligation due and payable during such period, (v) the aggregate amount of the Lease Obligations due and payable during such period, and (vi) all other amounts due and payable by the Holdings Loan Parties with respect to Indebtedness permitted under the Operative Documents during such period.

"FMV RENEWAL LEASE TERM" shall have the meaning specified in SECTION 15.2 of the Facility Lease.

"467 FIXED RENT" shall mean the amount specified as 467 Fixed Rent as set forth in Schedule 1-3 to the Facility Lease.

"FUEL CONSULTANT" shall mean PHB Hagler Bailly, Inc.

"FUEL REPORT" shall mean the report of the Fuel Consultant, dated September 21, 1999 and the bring-down of such report.

"FUNDING AGREEMENT" shall mean the Funding Agreement, dated as of December 13, 1999 by and among The Chase Manhattan Bank, EME, Holdings, MGE, Midwest, the Owner Participant, the Other Owner Participants, the Owner Lessor, the Other Owner Lessors, Funding LLC, The Chase Manhattan Bank, as administrative agent for the lenders under the EME Credit Agreement, The Chase Manhattan Bank, as Administrative Agent, the Equity Investor, Citibank, N.A. as Holder Representative and as "Holder Representative" under the Other Collins Lease Transactions, the Securitization Company and Citicorp North America Inc., as Operating Agent (as such term is defined therein) for the Securitization Company.

"FUNDING DATE" shall have the meaning specified in SECTION 2.2(b) of the Participation Agreement.

"FUNDING LLC" or "LENDER" shall mean Midwest Funding LLC, a special purpose bankruptcy remote Delaware limited liability company.

"FUNDING LLC FINANCE PARTY" shall mean, individually and collectively, as the context may require, any bank, financial institution or other institutional investor providing financing under or credit enhancement with respect to a Funding LLC Financing Document and any agent, trustee or other representative acting on behalf of such person.

"FUNDING LLC FINANCING DOCUMENTS" shall mean (a) initially, the APA, the Finance Facility and the RCE Agreement and (b) any credit agreement, bond indenture, note purchase agreement or similar document or documents pursuant to which Funding LLC obtains financing to refinance, refund or otherwise replace its indebtedness under the Funding LLC Notes.

"FUNDING LLC LOANS" shall mean the loans made to the Funding LLC pursuant to the Funding LLC Financing Documents.

"FUNDING LLC NOTE HOLDER" shall mean each of the Persons holding a percentage interest in the Funding LLC Notes or any advance in respect thereof, and each of such holder's successors and permitted assigns.

"FUNDING LLC NOTES" shall have the meaning given to the term Midwest Funding
Note in the APA.

"FUNDING RATE" shall mean, with respect to any Initial Lessor Note, the rate specified as such in such Initial Lessor Note.

"GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time, consistently applied.

"GENERATING ASSETS" shall mean (i) the ComEd Assets and (ii) any other electric generation facilities and other related assets associated therewith and ancillary thereto (or interests therein) owned, directly or indirectly, by Midwest from time to time.

"GOVERNMENTAL APPROVAL" shall mean any authorization, consent, approval, license, permit, order, certificate, waiver, variance, filing or registration with or issued by any Governmental Authority.

"GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state, provincial or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

"GROUND INTEREST" shall have the meaning specified in the recitals to the Facility Site Lease.

"GROUND LESSEE" shall mean the Owner Lessor as lessee of the Ground Interest under the Facility Site Lease.

"GROUND LESSOR" shall mean Midwest as lessor of the Ground Interest under the Facility Site Lease.

"GROUND SUBLESSEE" shall mean Collins Holdings as sublessee of the Ground Interest under the Facility Site Sublease.

"GROUND SUBLESSOR" shall mean the Owner Lessor as sublessor of the Ground Interest under the Facility Site Sublease.

"GROUND SUB-SUBLESSEE" shall mean Midwest as sub-sublessee of the Ground Interest under the Facility Site Sub-Sublease.

"GROUND SUB-SUBLESSOR" shall mean Collins Holdings as sub-sublessor of the Ground Interest under the Facility Site Sub-Sublease.

"HAZARDOUS MATERIAL" shall mean:

      (i)     any "hazardous substance", as defined by any Environmental Law:

      (ii)    any "hazardous waste", as defined by any Environmental Law,

      (iii) any petroleum product (including crude oil or any fraction thereof); or

      (iv) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, force or substance (including polychlorinated biphenyls, urea formaldehyde insulation, asbestos or radioactivity) that is regulated, prohibited or restricted pursuant to any Environmental Laws or that could give rise to an Environmental Claim.

"HOLDER" shall mean the Initial Holder and each holder from time to time of Lessor Notes.

"HOLDER REPRESENTATIVE" shall mean Citibank, N.A., a national banking association, in its capacity as Holder Representative under the Lessor Loan Agreement together with its successors and assigns in such capacity.

"HOLDER REPRESENTATIVE'S ACCOUNT" shall mean an account at Citibank, N.A., for the account of the Owner Lessor as the Holder Representative may from time to time specify in a notice to the other parties to the Participation Agreement.

"HOLDER REPRESENTATIVE'S LIEN" shall mean any Lien on the Trust Estate or any part thereof arising as a result of (i) Taxes against or affecting the Holder Representative, or any Affiliate thereof that is not related to, or that is in violation of, any Operative Document or the transactions contemplated thereby,
(ii) Claims against or any act or omission of the Holder Representative, or Affiliate thereof that is not related to, or that is in violation of, any Operative Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the Holder Representative specified therein, (iii) Taxes imposed upon the Holder Representative, or any Affiliate thereof that are not indemnified against by Midwest pursuant to any Operative Document or (iv) Claims against or affecting the Holder Representative, or any Affiliate thereof arising out of the voluntary or involuntary transfer by the Holder Representative of any portion of the interest of the Holder Representative in the Trust Estate, other than pursuant to the Operative Documents.

"HOLDING COMPANY ACT" or "PUHCA" shall mean the Public Utility Holding Company Act of 1935, as amended.

"HOLDINGS" shall mean Edison Mission Midwest Holdings Co., a Delaware corporation.

"HOLDINGS COLLATERAL AGENT" shall mean Citibank, N.A., a national banking association, in its capacity as collateral agent under the Collateral Agency and Intercreditor Agreement together with its successors and assigns in such capacity.

"HOLDINGS COMMITMENTS" shall mean "Commitments" as defined in the Holdings Credit Agreement.

"HOLDINGS CREDIT AGREEMENT" shall mean the Credit Agreement, dated as of December 15, 1999, by and among Holdings, the Holdings Lenders and The Chase Manhattan Bank, as the Administrative Agent.

"HOLDINGS FACILITY" shall mean the senior secured credit facilities established by Holdings pursuant to the Holdings Credit Agreement.

"HOLDINGS GUARANTEE" shall mean the Guarantee, dated December 15, 1999, issued by Holdings in favor of the Owner Lessor, as the same may from time to time be amended, amended and restated, supplemented or otherwise modified in accordance with the terms thereof.

"HOLDINGS LENDERS" shall mean The Chase Manhattan Bank, Citicorp USA, Inc., Societe Generale and Westdeutsche Landesbank Girozentrale, New York Branch and such other institutions that become lenders in accordance with the Holdings Credit Agreement.

"HOLDINGS LOAN PARTIES"shall mean Holdings and each of Holdings' direct and indirect Subsidiaries.

"HOLDINGS LOANS" shall mean the loans made to Holdings pursuant to the Holdings Credit Agreement.

"HOLDINGS REQUIRED LENDERS" shall mean, at any time, Holdings Lenders holding at least 50.1% of the Holdings Commitments.

"IMPROVEMENT" shall mean a modification, alteration, addition or improvement to the Facility.

"INCIDENTAL COSTS" shall have the meaning specified in the Lessor Loan
Agreement.

"INDEBTEDNESS" of any Person shall mean, without duplication:

      (i) all indebtedness for borrowed money;

      (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services which purchase price is due more than six months from the date of incurrence of the obligation in respect thereof or is evidenced by a note or other instrument, except trade accounts arising in the ordinary course of business;

      (iii) all reimbursement obligations with respect to surety bonds, letters of credit (to the extent not collateralized with cash or Cash Equivalent Investments), bankers' acceptances and similar instruments (in each case, whether or not matured);

      (iv) all obligations evidenced by notes, bonds, debentures or similar instruments including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses;

      (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property);

      (vi) all Capitalized Lease Liabilities and Operating Lease Liabilities;

      (vii) all net obligations with respect to interest rate cap agreements, interest rate swap agreements, sales of foreign exchange options and other hedging agreements or arrangements;

      (viii) all indebtedness referred to in clauses (i) through (vii) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and

      (ix) all Contingent Liabilities.

The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

"INDEMNITEE" shall have the meaning specified in SECTION 14.1(a) of the Participation Agreement.

"INDEPENDENT APPRAISER" shall mean a disinterested, licensed professional appraiser of industrial property who (a) meets the personal property qualifications criteria established by the Appraisal Foundation; (b) is a member of the Appraisal Institute or holds the senior accreditation of the American Society of Appraisers; (c) is in the regular employ, or is a principal of, a nationally recognized appraisal firm; and (d) has substantial experience in the business of appraising facilities similar to the Facility.

"INITIAL HOLDER" shall mean Funding LLC as holder of the Initial Lessor Notes.

"INITIAL LESSOR NOTES" shall have the meaning specified in SECTION 2.02 of the Lessor Loan Agreement.

"INSOLVENCY" shall mean, with respect to any Multiemployer Plan, the condition that such plan is insolvent within the meaning of Section 4245 of ERISA.

"INSURANCE CONSULTANT" shall mean Marsh Inc.

"INTERCOMPANY LOAN SUBORDINATION AGREEMENT" shall mean the Subordination Agreement, dated as of December15, 1999, among EMOC, Midwest and the Holdings Collateral Agent.

"INTERCONNECTION AGREEMENTS" shall mean each of the Facilities, Interconnection and Easement Agreements dated as of December 15, 1999 between Midwest and ComEd, as the same may from time to time be amended, amended and restated, supplemented or otherwise modified in accordance with the terms thereof.

"INTEREST ON 467 FIXED RENT" shall mean the amount set forth on Schedule 1-3 to the Facility Lease.

"INTEREST PAYMENT DATE" shall mean, with respect to any Initial Lessor Note, each Interest Payment Date as specified in such Initial Lessor Note.

"INTEREST RATE HEDGING TRANSACTIONS" shall mean, as to any Holdings Loan Party, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such

Person (i) in order to protect against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, and, in any event, not for speculative purposes and (ii) either
(A) with a counterparty who is also then a Holdings Lender, or (B) with the prior approval of the Holdings Required Lenders or an affiliate of a Holdings Lender, such approval to be based on the Holdings Required Lenders' reasonable judgement.

"INVESTMENT" shall mean, relative to any person: (i) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business);
(ii) any Contingent Liability of such Person; and (iii) any ownership or similar interest held by such person in any other Person.

"ISSUER DOWNGRADE EVENT" shall have the meaning specified in SECTION 5.9 of the Participation Agreement.

"LAND DEED" shall mean the deed dated as of December 15, 1999, by ComEd in favor of Midwest duly completed, executed and delivered on the Closing Date pursuant to which Midwest will acquire the Facility Site from ComEd.

"LEASE EVENT OF DEFAULT" shall have the meaning set forth in the Facility Lease.

"LEASE FINANCE DOCUMENTS" shall mean the Lessor Loan Agreement, the Lessor Notes, the Holdings Guarantee and the other agreements, documents and instruments delivered in connection with the Lessor Loan Agreement and the Lessor Notes.

"LEASE FINANCING PARTY" shall mean, individually or collectively, as the context shall require, all or any of the parties to the Operative Documents, including the Trust Company, the RCE Agent, the APA Agent, each APA Purchaser, Citicorp North America, Inc., Lord Securities Corporation, the Surety, Midwest Funding, Inc. and the Holder Representative (but not including ComEd).

"LEASE OBLIGATIONS" shall mean the obligations of Midwest and Collins Holdings to make Basic Lease Rent, Renewal Lease Rent, Supplemental Lease Rent and other payments under the Subleases and the Leases, respectively.

"LEASE PERMITTED LIENS" shall mean (i) any Lien created by any Operative Document; (ii) the Owner Lessor's Liens and the Owner Participant's Liens;
(iii) Liens for Taxes, water, sewage, license, permit or inspection fees either not yet due and payable or being contested in good faith by appropriate proceedings so long as such proceedings do not involve a material danger of the sale, forfeiture or loss of the Facility; (iv) construction materialmen's, mechanics', workers', repairmen's, employees' or other like Liens arising in the ordinary course of business for amounts either not overdue for a period of not more than 45 days or being contested in good faith by appropriate proceedings so long as such proceedings do not involve a material danger of the sale, forfeiture or loss of the Facility or are bonded for the amount required under Requirements of Law to release any such Lien; (v) Liens arising out of judgments or awards against the Facility Lessee which at the time are being contested in good faith by appropriate proceedings so long as such proceedings do not involve a material danger of the sale, forfeiture or loss of the Facility but in any event not to exceed $1,000,000 in the aggregate at any one time unless the full amount in dispute is bonded in a manner reasonably acceptable to the Owner Lessor; (vi) applicable zoning and building regulations and ordinances from time to time in effect which do not affect the use or operation of the Facility (or the Undivided Interest therein) except to an insignificant extent; (vii) the interest of a sublessee in the Undivided Interest in the Facility under a permitted sublease; and (viii) Liens, easements, encumbrances, restrictions, defects or irregularity of title and in the aggregate are not substantial in amount, do not materially detract from the value of the Facility or the Facility Site (or the Undivided Interest therein) and do not materially impair the use of the Facility or the Facility Site (or the Undivided Interest therein) in the ordinary course of business.

"LEASES" shall mean, collectively, the Facility Lease and the Other Facility Leases.

"LENDER" shall mean Midwest Funding LLC.

"LENDER'S COMMITMENT" shall mean $185,827,009.33.

"LESSOR COLLATERAL" shall have the meaning specified in the Granting Clause of the Lessor Loan Agreement.

"LESSOR LOAN AGREEMENT" shall mean the Lessor Loan Agreement (TI), dated as of December 15, 1999, among the Owner Lessor, the Funding LLC and Citibank, N.A., as Holder Representative.

"LESSOR LOAN EVENT OF DEFAULT" shall have the meaning specified in SECTION 4.02 of the Lessor Loan Agreement.

"LESSOR LOAN RATE" shall mean the interest rate under applicable Lessor Notes.

"LESSOR LOANS" shall mean the loans evidenced by the Lessor Notes.

"LESSOR NOTEHOLDERS" shall mean any holder from time to time of the Lessor
Notes.

"LESSOR NOTES" shall mean any Initial Lessor Notes, Additional Lessor Notes or New Lessor Notes issued pursuant to the Lessor Loan Agreement.

"LESSOR SECURITY DOCUMENTS" shall mean the Lessor Loan Agreement and the
Mortgage.

"LETTER OF CREDIT GUARANTEE" means the Guarantee (T1) dated as of December 15, 1999 by Holdings in favor of the Midwest LC Issuer as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

"LEVEL 7 EVENT" shall mean, at any time, the Funding LLC Loans shall have reached maturity and shall not have been repaid or refinanced in full.

"LIBO RATE" shall have the meaning set forth in SECTION 3.2.1. of the Holdings Credit Agreement.

"LIBO RATE LOAN" shall mean a Holdings Loan bearing interest, at all times during an interest period applicable to such Holdings Loan, at a fixed rate of interest determined by reference to the LIBO Rate.

"LIEN" shall mean any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, in each case of any kind, to secure payment of a debt or performance of an obligation.

"LIST OF COMPETITORS" shall mean the initial list attached to the Participation Agreement as EXHIBIT SS, as amended from time to time pursuant to SECTION 12.1(b) of the Participation Agreement, which list shall not exceed six unaffiliated entities at any one time.

"LOAN DOCUMENTS" shall mean the Holdings Credit Agreement, the Notes, the Security Documents and the other agreements, documents and instruments delivered in connection with the Holdings Credit Agreement and the Notes.

"MARKET CONSULTANT" shall mean PHB Hagler Bailly, Inc.

"MARKET REPORT" shall mean the report of the Market Consultant, dated September 24,

1999, addressed to the Equity Investor and the bring-down of such report.

"MATERIAL ADVERSE EFFECT" shall mean, with respect to any Person, any event, development or circumstance that has had or could reasonably be expected to have a material adverse effect on (i) the business, assets, property, financial condition or operations of such Person and its Subsidiaries since the Closing Date, (ii) the ability of such Person to perform or comply with its obligations under any of the Operative Documents or (iii) the validity and enforceability of the Operative Documents, the liens granted thereunder or the rights and remedies thereto.

"MATERIAL LEASE DEFAULT" shall mean any event which, with notice, lapse of time or both notice and lapse of time, would become a Lease Event of Default described in clause (a), (b), (f) or (g) of the definition thereof set forth in
SECTION 16 of the Facility Sublease.

"MATERIAL SUBLEASE DEFAULT" shall mean a Material Lease Default as such term is incorporated by reference into the Facility Sublease pursuant to paragraph 1 of the Facility Sublease.

"MAXIMUM TRANSACTION COST" shall mean 2.0% of the Purchase Price.

"MEMBERSHIP INTEREST" shall mean the membership interest in the Owner
Participant.

"MEMBER TRANSFEREE" shall have the meaning specified in SECTION 22.18(a) of the Participation Agreement.

"MEMORANDUM OF THE FACILITY LEASE" shall mean the Memorandum of the Facility Lease (T1), dated as of December 15, 1999, between the Owner Lessor and the Facility Lessee and filed with the Registries of Deeds, Grundy County, Illinois.

"MEMORANDUM OF THE FACILITY SITE LEASE" shall mean the Memorandum of the Facility Site Lease (T1), dated as of December 15, 1999, between the Ground Lessor and the Ground Lessee and filed with the Registries of Deeds, Grundy County, Illinois.

"MEMORANDUM OF THE FACILITY SITE SUBLEASE" shall mean the Memorandum of the Facility Site Sublease (T1), dated as of December 15, 1999, between the Ground Sublessor and the Ground Sublessee and filed with the Registries of Deeds, Grundy County, Illinois.

"MEMORANDUM OF THE FACILITY SITE SUB-SUBLEASE" shall mean the Memorandum of the

Facility Site Sub-Sublease (T1), dated as of December 15, 1999, between the Ground Sub-Sublessor and the Ground Sub-Sublessee and filed with the Registries of Deeds, Grundy County, Illinois.

"MGE" shall mean Midwest Generation EME LLC, a Subsidiary of Edison Mission Energy and a limited liability company organized under the laws of the State of Delaware.

"MIDWEST" shall mean Midwest Generation LLC, a Subsidiary of Holdings and a limited liability company organized under the laws of the State of Delaware.

"MIDWEST ADVISOR" shall mean Babcock & Brown Inc.

"MIDWEST GUARANTEE" shall mean the Guarantee made by Midwest in favor of the Administrative Agent, dated as of December 15, 1999, as the same may from time to time be amended, amended and restated, supplemented or otherwise modified in accordance with the terms thereof.

"MIDWEST INTEREST" shall mean Midwest's right, title and interest in, to and under, (i) the Undivided Interest under the Facility Sublease, (ii) the Ground Interest under the Facility Site Sublease and (iii) in the Facility Site Sub-Sublease.

"MIDWEST LC DOCUMENTS" shall mean the Midwest Letter of Credit, the Midwest Reimbursement Agreement and the other documents, agreements and instruments delivered in connection with the Midwest Letter of Credit and the Midwest Reimbursement Agreement.

"MIDWEST LC ISSUER" shall mean Bayerische Landesbank International S.A. as issuer of the Midwest Letter of Credit.

"MIDWEST LC REIMBURSEMENT OBLIGATIONS" shall mean the undrawn face amount of the Midwest Letter of Credit together with the aggregate principal amount of all reimbursement obligations of Midwest in respect of all drawings made under the Midwest Letter of Credit.

"MIDWEST LESSOR LEASE GUARANTY" shall mean a guaranty by Midwest in favor of the Owner Lessor, guaranteeing the obligations of Collins Holdings under the Operative Documents.

"MIDWEST LETTER OF CREDIT" shall mean the letter of credit issued by the Midwest LC Issuer under the Midwest Reimbursement Agreement for the account of Midwest and for the benefit of the Owner Lessor.

"MIDWEST LETTERS OF CREDIT" shall mean the Midwest Letter of Credit and the other letters of credit issued by the Midwest LC Issuer under the Other Midwest Reimbursement Agreements for the account of Midwest and for the benefit of the Other Owner Lessors.

"MIDWEST OP LEASE GUARANTY" shall mean a guaranty by Midwest in favor of the Owner Participant, guaranteeing the obligations of Collins Holdings under the Operative Documents.

"MIDWEST REIMBURSEMENT AGREEMENT" shall mean the Reimbursement Agreement (TI) dated as of December 15, 1999 between Midwest and the Midwest LC Issuer as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

"MOODY'S" shall mean Moody's Investors Service, Inc., a division of Dun & Bradstreet Corporation, and its successors and assigns.

"MORTGAGE" shall mean the Mortgage (T1) dated as of December 15, 1999 executed by the Owner Lessor in favor of the Holder Representative.

"MULTIEMPLOYER PLAN" shall mean a "multiemployer plan" as such term is defined in Section 4001(a)(3) of ERISA.

"NECESSARY CAPITAL EXPENDITURES" shall mean any Capital Expenditures that, in the exercise of Prudent Industry Practices, is reasonably necessary for the continued operation or maintenance of the Generating Assets or is required by applicable law. "NECESSARY CAPITAL EXPENDITURE" does not include any Capital Expenditure undertaken primarily to increase the efficiency of, expand or re-power the Generating Assets or Capital Expenditures for environmental purposes which are not required by applicable law.

"NET CASH PROCEEDS" shall mean (i) in connection with any Recovery Event, the proceeds thereof in the form of cash and cash equivalents of such Recovery Event, net of any expenses reasonably incurred in respect of such Recovery Event, including attorneys' fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted under the Operative Documents on any asset which is the subject of such Recovery Event (other than any Lien pursuant to a Security Document) and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), to the extent that, in the case of Recovery Events relating to property or casualty insurance claims, the amount of such proceeds exceeds $10,000,000 with respect to any asset of any Holdings Loan Party, (ii) in connection with any issuance or sale of debt securities, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith and (iii) in connection with any sale, transfer, lease, contribution, conveyance, grant of options, warrants or other rights with respect to all or substantially all of Holdings' or its Subsidiaries' assets (including accounts receivable and capital stock of other ownership interests in Subsidiaries), the cash proceeds received from such asset disposition, net of attorney's fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

"NEW LESSOR NOTES" shall have the meaning specified in SECTION 2.03 of the Lessor Loan Agreement.

"NON-SEVERABLE IMPROVEMENTS" shall mean any Improvement to the Facility that is not a Severable Improvement.

"NOTES" shall mean, as the context may require, a Tranche A Note, a Tranche B Note or a Tranche C Note.

"OBSOLESCENCE TERMINATION DATE" shall have the meaning specified in SECTION 14.1 of the Facility Lease.

"OFFICER'S CERTIFICATE" shall mean with respect to any Person, a certificate signed by any Authorized Officer of such Person.

"OPERATING EXPENSES" shall mean, in respect of any period, all cash amounts paid by the Holdings Loan Parties in the conduct of their business during such period, including premiums for insurance policies, fuel supply and transportation costs, utilities, costs of maintaining, renewing and amending Governmental Approvals, franchise, licensing, property, real estate and income taxes, sales and excise taxes, general and administrative expenses, employee salaries, wages and other employment-related costs, business management and administrative services fees, fees for letters of credit, surety bonds and performance bonds, Necessary Capital Expenditures and all other fees and expenses necessary for the continued operation and maintenance of the Generating Assets and the conduct of the business of the Holdings Loan Parties.

"OPERATING LEASE" shall mean any lease other than a Capital Lease (and, solely by virtue of the intended classification under GAAP, shall include the Leases and Subleases).

"OPERATING LEASE LIABILITY" of any Person shall mean all monetary obligations of such Person under any Operating Lease, and, for purposes of each Loan Document, the amount of such obligations shall be the termination value under and as defined in such Operating Lease.

"OPERATION AGREEMENT" shall mean the Operation Agreement, dated as of December 15, 1999, among Midwest and each of the entities identified in Annex A thereto as a "Trust".

"OPERATIVE DOCUMENTS" shall mean the Participation Agreement, the Land Deed, the Facility Deed, the Facility Lease, the Memorandum of the Facility Lease, the Facility Sublease, the Facility Site Lease, the Memorandum of the Facility Site Lease, the Facility Site Sublease, the Memorandum of the Facility Site Sublease, the Facility Site Sub-Sublease, the Memorandum of the Facility Site Sub-Sublease, the Lessor Loan Agreement, the Lessor Notes, the Mortgage, the Security Documents, the Funding LLC Financing Documents, the Funding LLC Notes, the Trust Agreement, the OP LLC Agreement, the Tax Indemnity Agreement, the Purchase Agreement, the Assignment and Assumption Agreement (as attached to the Purchase Agreement as Exhibit A), the Owner Participant Guaranty, the Holdings Guarantee, the Midwest Lessor Lease Guaranty, the Midwest OP Lease Guaranty, the Collins Operating Agreement, the Midwest Letter of Credit, the RCE Letter of Credit, the Midwest Reimbursement Agreement, the RCE Reimbursement Agreement, the RCE Agreement, the Letter of Credit Guarantee and the Operation Agreement.

"OP GUARANTOR" shall mean PSEG Resources Inc. or any other Person that shall guarantee the obligations of the Owner Participant or a Member Transferee under the Operative Documents pursuant to the Owner Participant Guaranty.

"OP LLC AGREEMENT" shall mean the Limited Liability Company Agreement of Collins Generation I, LLC, dated as of December 15, 1999.

"OP MEMBER" shall mean any Person holding a membership interest in the Owner Participant pursuant to the OP LLC Agreement.

"OPTIONAL IMPROVEMENT" shall have the meaning specified in SECTION 8.2 of the Facility Lease.

"ORGANIC DOCUMENT" shall mean, with respect to any Person that is a corporation, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock; with respect to any Person that is a limited partnership, its certificate of limited partnership and partnership agreement; and with respect to any Person that is a limited liability company, its certificate of formation and its limited liability company agreement, in each case, as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

"OTHER COLLINS LEASE TRANSACTIONS" shall mean the transactions involving the transfer of the Other Undivided Interests and the lease of the Other Ground Interests to the Other Owner Lessors, and the simultaneous lease and sublease of the Other Undivided Interests to Collins Holdings and Midwest, respectively, and the simultaneous sublease and sub-sublease of the Other Ground Interests to Collins Holdings and Midwest, respectively, on substantially the same terms and conditions as under, and dated the same date as, the Overall Transaction.

"OTHER FACILITIES" shall mean the ComEd Assets, but shall exclude the Facility.

"OTHER FACILITY LEASES" shall mean the other Facility Lease Agreements, each dated as of December 15, 1999, by and between Collins Holdings and the Other Owner Lessors relating to the Other Collins Lease Transactions, pursuant to which Collins Holdings will lease the Other Undivided Interests from the Other Owner Lessors.

"OTHER FACILITY LESSEES" shall mean the Facility Lessees under the Other Facility Leases.

"OTHER FACILITY SITE LEASES" shall mean the other Facility Site Leases, each dated as of December 15, 1999 by and between Midwest and the Other Owner Lessors, pursuant to which Midwest will lease the Other Ground Interests to the Other Owner Lessors.

"OTHER FACILITY SUBLEASES" shall mean the other Facility Sublease Agreements, each dated as of December 15, 1999 by and between Collins Holdings and Midwest, pursuant to which Midwest will sublease the Other Undivided Interests from Collins Holdings.

"OTHER FACILITY SITE SUBLEASES" shall mean the other Facility Site Subleases, each dated as of December 15, 1999 by and between the Other Owner Lessors and Collins Holdings, pursuant to which the Other Owner Lessors will sublease the Other Ground Interests to Collins Holdings.

"OTHER FACILITY SITE SUB-SUBLEASES" shall mean the other Facility Site Sub-Subleases, each dated as of December 15, 1999 by and between Midwest and the Collins Holdings, pursuant to which Collins Holdings will lease the Other Ground Interests to the Midwest.

"OTHER GROUND INTERESTS" shall mean the undivided leasehold interests in the Facility Site not conveyed to the Owner Lessor under the Facility Site Lease.

"OTHER MIDWEST REIMBURSEMENT AGREEMENTS" shall mean the other Midwest Reimbursement Agreements, each dated as of December 15, 1999 between Midwest and the Midwest LC Issuer as each is from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

"OTHER OWNER LESSORS" shall mean Collins Trust II, Collins Trust III and Collins Trust IV.

"OTHER OWNER PARTICIPANTS" shall mean Collins Generation II, LLC, Collins Generation III, LLC and Collins Generation IV, LLC.

"OTHER RCE REIMBURSEMENT AGREEMENTS" shall mean the other RCE Reimbursement Agreements, each dated as of December 15, 1999 between the Other Owner Lessors and the RCE LC Issuer as each is from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

"OTHER UNDIVIDED INTERESTS" shall mean the undivided ownership interest in the Facility Site not conveyed to the Owner Lessor under the Facility Deed and the Land Deed.

"OVERALL TRANSACTION" shall mean the transactions contemplated by the Operative Documents.

"OVERDUE RATE" shall mean the Applicable Rate as such term is defined in
Schedule 1-1 to the Facility Lease plus 2% per annum.

"OWNER LESSOR" shall mean Collins Trust I, a Delaware business trust created for the benefit of the Owner Participant.

"OWNER LESSOR'S INTEREST" shall mean the Owner Lessor's right, title and interest in and to (i) the Undivided Interest and (ii) the Ground Interest under the Facility Site Lease.

"OWNER LESSOR'S LIEN" shall mean any Lien on the Trust Estate or any part thereof arising as a result of (i) Claims against or any act or omission of the Trust Company or the Owner Trustee, or Affiliate thereof that is not related to, or that is in violation of, any Operative

Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the Trust Company or the Owner Trustee specified therein, (ii) Taxes imposed upon the Trust Company or the Owner Trustee, or any Affiliate thereof that are not indemnified against by Midwest or the Facility Lessee pursuant to any Operative Document or are not related to, or that are in violation of any Operative Document or the transactions contemplated thereby, (iii) Claims against or affecting, the Trust Company or the Owner Trustee, or any Affiliate thereof arising out of the voluntary or involuntary transfer by the Trust Company or the Owner Trustee of any portion of the interest of the Trust Company or the Owner Trustee in the Owner Lessor's Interest, other than as contemplated or permitted by the Operative Documents.

"OWNER LESSOR'S PERCENTAGE" shall mean 25%.

"OWNER PARTICIPANT" shall mean Collins Generation I, LLC, a Delaware limited liability company.

"OWNER PARTICIPANT GUARANTY" shall mean the guaranty provided by the OP Guarantor pursuant to SECTION 4.26 or SECTION 12.1 of the Participation Agreement.

"OWNER PARTICIPANT'S BENEFICIAL INTEREST" shall mean the Owner Participant's interest in the Owner Lessor.

"OWNER PARTICIPANT'S COMMITMENT" shall mean the Owner Participant's investment in the Owner Lessor contemplated by SECTION 2.1 of the Participation Agreement.

"OWNER PARTICIPANT'S EXPECTED RETURN," with respect to the Owner Participant's Commitment, shall mean the Owner Participant's anticipated (1) net after-tax yield, calculated according to the multiple investment sinking fund method of analysis (as described in FAS 13), and (ii) aggregate GAAP income, general pattern of after-tax earnings and after-tax cash flow.

"OWNER PARTICIPANT'S LIEN" shall mean any Lien on the Trust Estate or any part thereof arising as a result of (i) Claims against or any act or omission of the Owner Participant that is not related to, or that is in violation of, any Operative Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the Owner Participant set forth therein, (ii) Taxes against the Owner Participant that are not indemnified against by Midwest pursuant to the Operative Documents or (iii) Claims against or affecting the Owner Participant arising out of the voluntary or involuntary transfer by the Owner Participant (except as contemplated or permitted by the Operative Documents) of any portion of the interest of the Owner Participant in the Beneficial
Interest.

"OWNER TRUST" shall mean the Owner Lessor.

"OWNER TRUSTEE" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement and each other Person which may from time to time be acting as Owner Trustee in accordance with the provisions of the Trust Agreement.

"PARENT" shall mean any Person, any corporation, partnership, limited liability company or other entity which, directly or indirectly, owns more than 50% of the outstanding capital stock, partnership interests or other equity interests having ordinary voting power to elect a majority of the board of directors of any corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) or controls the management of any partnership, limited liability company or other entity.

"PARTICIPATION AGREEMENT" shall mean the Participation Agreement (T1), dated as of December 15, 1999, among Collins Holdings, the Owner Lessor, Owner Trustee, Owner Participant, Holdings, Midwest, Funding LLC, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative.

"PAYMENT DATES" shall have the meaning specified in SECTION 2.02(b) of the Lessor Loan Agreement.

"PBGC" shall mean the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

"PENSION PLAN" shall mean a "pension plan", as such term is defined in Section 3(2) of ERISA (other than a Multiemployer Plan), and to which any member of the Controlled Group has any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA or having an obligation to contribute under Section 4212 of ERISA.

"PERMITTED ENCUMBRANCES" shall mean all matters shown as exceptions on Schedule B to each of the Title Policies as in effect on the Closing Date.

"PERMITTED INVESTMENTS" shall mean:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                  (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

                  (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; and

                  (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above.

"PERMITTED LIENS" shall mean the Liens permitted under SECTION 8.2 of the Participation Agreement.

"PERMITTED PERCENTAGE" shall mean 15% of the Consolidated Tangible Net Assets of Holdings as of the beginning of the most recently ended Fiscal Quarter.

"PERSON" shall mean any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

"PHASE I ENVIRONMENTAL SURVEY" shall mean a study, conducted in accordance with standards promulgated by the American Society for Testing and Materials or an equivalent environmental site assessment conducted pursuant to current good customary and commercial practice, that (i) evaluates the potential for Environmental Conditions to exist at the property that is the subject of the study as a result of historical or current operations or activities at said property and (ii) evaluates whether the subject property is in substantial compliance with applicable Environmental Laws.

"PHASE II ENVIRONMENTAL SURVEY" shall mean a study, conducted pursuant to current good customary and commercial practice, to evaluate potential Environmental Conditions identified as a result of a Phase I Environmental Survey through the collection and analysis of samples of environmental media (including, in the reasonable judgment of the consultant performing the study, samples of soils, subsurface soils, groundwater, surface water, sediments, air or other environmental media) at the site which is the subject of the study. Such study shall be designed to confirm the existence (or nonexistence) of Environmental Conditions at the subject property that may require further investigation, abatement, removal, monitoring, clean-up, remediation or other response actions in accordance with applicable Environmental Laws and, consistent with customary and commercial practice, determine the nature, scope and extent of such Environmental Conditions.

"PLAN" shall mean any "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to ERISA, any "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any trust created under any such plan or any "governmental plan" (as defined in Section 3(32) of ERISA or Section 414(d) of the Code) that is organized in a jurisdiction having prohibitions on transactions with government plans similar to those contained in
Section 406 of ERISA or Section 4975 of the Code.

"PLEDGE AGREEMENTS" shall mean each of (i) the Pledge Agreement, dated as of December 15, 1999, between EMOC and the Holdings Collateral Agent, (ii) the Pledge Agreement, dated as of December 15, 1999, between MGE and the Holdings Collateral Agent and (iii) the Pledge Agreement, dated as of December 15, 1999, between Holdings and the Holdings Collateral Agent, as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

"POWER PURCHASE AGREEMENT" shall mean the Power Purchase Agreement dated as of December 15, 1999 between Midwest and ComEd, as the same may from time to time be amended, amended and restated, supplemented or otherwise modified in accordance with the terms thereof.

"PRICING ASSUMPTIONS" shall mean the "Pricing Assumptions" attached as Schedule 12.1(c) to the Participation Agreement.

"PRUDENT INDUSTRY PRACTICE" shall mean, at a particular time, (i) any of the practices, methods and acts engaged in or approved by a significant portion of the competitive electric generating industry operating in the United States at such time, or (ii) with respect to any matter to which clause (i) does not apply, any of the practices, methods and acts which, in the exercise of reasonable judgment at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition. "Prudent Industry Practice" is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to be a spectrum of possible practices, methods or acts having due regard for, among other things, manufacturers' warranties and the requirements of any Governmental Authority of competent jurisdiction.

"PUHCA" see "Holding Company Act."

"PURCHASE AGREEMENT" shall mean the Purchase and Sale Agreement (T1), dated as of December 15, 1999, between Midwest and the Equity Investor.

"PURCHASE PRICE" shall mean the Owner Lessor's Percentage of $860,000,000.

"QUARTERLY PAYMENT DATE" shall mean the first Business Day of each January, April, July and October.

"RATING AGENCIES" shall mean S&P and Moody's.

"RATING EVENT" shall mean, at any time, any Debt Rating is below (a) with respect to long-term debt, BBB- or Baa3 by S&P and Moody's respectively or (b) with respect to short-term debt, A-2 or P-2 by S&P and Moody's respectively.

"RCE AGENT" shall mean Citicorp North America Inc., in its capacity as RCE Agent under the APA, together with its successors and assigns in such capacity.

"RCE AGREEMENT" shall mean the Residual Credit Enhancement Agreement, dated as of December 15, 1999 between Bayerische Landesbank Girozentrale and Funding LLC, as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

"RCE LC DOCUMENTS" shall mean the RCE Letter of Credit, the RCE Reimbursement Agreement and the other documents, agreements and instruments delivered in connection with the RCE Letter of Credit and the RCE Reimbursement Agreement.

"RCE LC ISSUER" shall mean Bayerische Landesbank Girozentrale as issuer of the RCE Letter of Credit.

"RCE LC REIMBURSEMENT OBLIGATIONS" shall mean the undrawn face amount of the RCE Letter of Credit together with the aggregate principal amount of all reimbursement obligations (or related loans under the RCE Reimbursement Agreement) of the Owner Lessor in respect of all drawings made under the RCE Letter of Credit.

"RCE LETTER OF CREDIT" means the letter of credit issued by the RCE LC Issuer under the RCE Reimbursement Agreement for the account of the Owner Lessor and for the benefit of the RCE Agent (as defined in the Lessor Loan Agreement).

"RCE LETTERS OF CREDIT" shall mean the RCE Letter of Credit and the other letters of credit issued by the RCE LC Issuer under the Other RCE Reimbursement Agreements for the account of the Other Owner Lessors and each for the benefit of the RCE Agent.

"RCE REIMBURSEMENT AGREEMENT" means the Reimbursement Agreement (TI) dated as of December 15, 1999 between Owner Lessor and the RCE LC Issuer as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

"REASONABLE BASIS" for a position shall exist if tax counsel may properly advise reporting such position on a tax return in accordance with Formal Opinion 85-352 issued by the Standing Committee on Ethics and Professional Responsibility of the American Bar Association (or any successor to such opinion).

"REBUILDING CLOSING DATE" shall have the meaning specified in of SECTION 10.4(f) of the Facility Lease.

"RECOVERY EVENT" shall mean any settlement of or payment of $10,000,000 or more in respect of (i) any property or casualty insurance claim relating to any asset of any Holdings Loan Party or (ii) any seizure, condemnation, confiscation or taking of, or requisition of title or use of, the Generating Assets or any part thereof by any Governmental Authority.

"REGULATIONS T, U AND X" shall mean Regulations T, U and X of the Federal Reserve System of the United States (or any successors thereto).

"REGULATORY EVENT OF LOSS" shall mean an Event of Loss specified in clause (iv) of the definition of "Event of Loss".

"REGULATORY VIOLATION" shall mean (i) any Holdings Loan Party (A) becoming subject to regulation as a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company" required to register under PUHCA or (B) becoming subject to public utility regulation under the laws of the State of Illinois or (ii) the failure of Midwest to (A) be an "exempt wholesale generator" under PUHCA, (B) be interconnected with the high voltage network or to have access to transmission services and ancillary services to sell wholesale electric power or (C) have the authority to sell wholesale electric power at market-based rates and, in the case of clause (i) or (ii), such circumstance could reasonably be expected to result in a Material Adverse Effect on any Holdings Loan Party.

"RELATED PARTY" shall mean, with respect to any Person or its successors and assigns, an Affiliate of such Person or its successors and assigns and any director, officer, servant, employee or agent of that Person or any such Affiliate or their respective successors and assigns; PROVIDED, THAT the Trust Company shall not be treated as a Related Party to any other party, the Owner Trustee and the Owner Lessor shall not be treated as Related Parties to each other and neither Owner Lessor nor Owner Trustee shall be treated as a Related Party to any Owner Participant except that, for purposes of SECTION 14.1 of the Participation Agreement, the Owner Lessor will be treated as a Related Party to an Owner Participant to the extent that the Owner Lessor acts on the express written direction or with the express written consent of an Owner Participant.

"RELEASE" shall mean the actual or threatened release, deposit, disposal or leakage of any Hazardous Material at, into, upon or under any land, water or air, or otherwise into the environment, including, without limitation, by means of burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouring, escaping, emptying and placement, except as expressly authorized by a Governmental Approval.

"RENEWAL LEASE RENT" shall mean the scheduled Rent payable on each Rent Payment Date during any First Wintergreen Renewal Lease Term, Second Wintergreen Renewal Lease Term or FMV Renewal Lease Term, in each case as determined in accordance with SECTION 15.3 of the Facility Lease.

"RENEWAL LEASE TERM" shall mean the First Wintergreen Renewal Lease Term, the Second Wintergreen Renewal Lease Term or any FMV Renewal Lease Term.

"RENT" shall mean Basic Lease Rent, Renewal Lease Rent, if any, and Supplemental Lease Rent.

"RENT PAYMENT ACCOUNT" shall mean an account at Bank of America for the account of the Facility Lessee or such other account of the Facility Lessee as the Facility Lessee may from time to time specify in a notice to the other parties to the Participation Agreement.

"RENT PAYMENT DATE" shall mean the January 6th, April 6th, July 6th and October 6th of each year during the Facility Lease Term and September 15, 2033.

"REPLACEMENT LETTER OF CREDIT" shall have the meaning specified in SECTION 5.9 of the Participation Agreement.

"REPLACEMENT COMPONENT" shall have the meaning specified in SECTION 7.2 of the Facility Lease.

"REPORT OF ENVIRONMENTAL CONSULTANT" shall mean SECTION 5 of the Engineering Report and the bring-down of such report.

"REPORTABLE EVENT" shall mean any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. Section 2615.

"REQUIRED IMPROVEMENT' shall have the meaning specified in SECTION 8.1 of the Facility Lease.

"REQUIRED HOLDERS" shall mean Lessor Noteholders holding at least 50.1% of the principal amount of the Lessor Notes outstanding (disregarding for such computation any Lessor Notes held directly or beneficially by the Facility Lessee, the Facility Sublessee, the Owner Lessor, the Owner Participant, the Equity Investor, any OP Guarantor or any Affiliate of any of them, unless such Person owns all of the Lessor Notes in accordance with the provisions of the Lessor Loan Agreement).

"REQUIREMENT OF LAW" shall mean, as to any person, the Organic Documents of such Person, and any law (including any Environmental Law), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

"REQUISITION" shall have the meaning specified in clause (iii) of the definition of "Event of Loss".

"RESTRICTED PAYMENT" shall have the meaning set forth in SECTION 8.2.7 of the Holdings Credit Agreement.

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


"RETURN ACCEPTANCE TESTS" shall mean the testing procedures set forth in Appendix C to the Power Purchase Agreement.

"REVENUES" shall mean, in respect of any period, all cash amounts received by the Holdings Loan Parties during such period, including revenues from the sale of energy and capacity, proceeds of business interruption insurance and all interest and other income earned on amounts in the Cashflow Recapture Fund.

"S&P" shall mean Standard & Poor's Ratings Services (a division of McGraw-Hill Companies, Inc.) and its successors and assigns.

"SASM&F" shall mean Skadden, Arps, Slate, Meagher & Flom LLP.

"SCHEDULED CLOSING DATE" shall mean December 15, 1999, and any date set for Closing in a notice of postponement pursuant to SECTION 2.2(c) of the Participation Agreement.

"SECOND WINTERGREEN RENEWAL LEASE TERM" shall have the meaning specified in
SECTION 15.1(b) of the Facility Lease.

"SECURITIES ACT" shall mean the Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

"SECURITIZATION COMPANY" shall mean CXC Incorporated, a Delaware corporation.

"SECURITY DOCUMENTS" shall mean (i) the Collateral Agency and Intercreditor Agreement, (ii) the Holdings Guarantee, (iii) each Pledge Agreement and (iv) any other agreement or instrument hereafter entered into by Holdings or any other Person which guarantees or secures payment of the indebtedness evidenced by the Notes or payment or performance of any other obligation.

"SEVERABLE IMPROVEMENT" shall mean any Improvement that is removable without, other than in an immaterial respect, causing irreparable damage to the Facility.

"SPECIAL LESSEE TRANSFER AMOUNT" shall mean for any date the Equity Portion of Termination Value on such date; PLUS (i) any unpaid Basic Lease Rent or Renewal Lease Rent, as the case may be, due on or before the date of such determination, PLUS (ii) if the determination date is a Rent Payment Date or an Additional Rent Payment Date, the Basic Lease Rent or Renewal Lease Rent due on such Rent Payment Date, PLUS (iii) any other Rent payment under the Facility Lease or the Other Operative Documents due and unpaid on such date.

"SUBLEASE EVENT OF DEFAULT" shall mean Lease Event of Default as such term is incorporated by reference into the Facility Sublease pursuant to paragraph 1 of the Facility Sublease.

"SUBLEASE GROUND INTEREST" shall mean Ground Interest as such term is incorporated by reference into the Facility Site Sublease pursuant to SECTION 3 of the Facility Site Sublease.

"SUBLEASE RENT" shall mean Rent as such term is incorporated by reference into the Facility Sublease pursuant to paragraph 1 of the Facility Sublease.

"SUBLEASES" shall mean, collectively, the Facility Sublease and the Other Facility Subleases.

"SUBSIDIARY" shall mean, with respect to any Person, any corporation, partnership, limited liability company or other entity of which more than 50% of the outstanding capital stock, partnership interests or other equity interests having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) or to control the management of such partnership, limited liability company or other entity is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

"SUB-SUBLEASE GROUND INTEREST" shall mean Ground Interest as such term is incorporated by reference into the Facility Site Sub-Sublease pursuant to
SECTION 3 of the Facility Site Sub-Sublease.

"SUPPLEMENTAL FINANCING" shall have the meaning specified in SECTION 16.1 of the Participation Agreement.

"SUPPLEMENTAL LEASE RENT" shall mean any and all amounts, liabilities, indemnities and obligations (other than Basic Lease Rent) which Collins Holdings assumes or agrees to pay under the Operative Documents (whether or not identified as "Supplemental Lease Rent") to the Owner Lessor or any other Person, including, but not limited to, Termination Value, Incidental Costs and Transaction Costs (other than costs, fees and expenses associated with or resulting from a Lessor Loan Event of Default which is not a Lease Event of Default).

"SUPPORT SERVICES" shall mean all services and rights necessary for the Facility Lessor (or any of its successors or permitted assigns) to own, operate, use and maintain (and to transmit the power generated from) the Facility during and after expiration or termination of the

Facility Lease in addition to and together with those services or rights provided pursuant to the conveyance of the Ground Interest by the Ground Lessor to the Ground Lessee under the Facility Site Lease.

"SURETY" shall mean MBIA Insurance Company, a New York domiciled stock insurance company and its successors.

"SURVEY" shall mean the survey of the Collins Generating Station Lease Parcel (as such term is defined therein) prepared by SDI Consultants, Ltd. for Edison Mission Energy, dated as of October 13, 1999, including revisions thereto.

"TAX" or "TAXES" shall mean all fees (including, without limitation, license, documentation and registration fees), taxes (including, without limitation, income, gross receipt, franchise, rental, turn over, excise, sales taxes, use taxes, stamp taxes, value-added taxes, ad valorem taxes and property taxes (personal and real, tangible and intangible), license, levies, exports, duties, recording charges or fees, assessments, withholdings and other charges and impositions of any nature, plus all related interest, penalties, fines and additions to tax, now or hereafter imposed by any federal, state, local or foreign government or other taxing authority.

"TAX INDEMNITY AGREEMENT" shall mean the Tax Indemnity Agreement (T1), dated as of December 15, 1999 between Collins Holdings, Midwest and the Owner Participant.

"TAX LAW CHANGE" shall have the meaning specified in SECTION 17 of the Participation Agreement.

"TERMINATION DATE" shall mean each of the monthly dates during the Facility Lease Term identified as a "Termination Date" on Schedule 2 of the Facility Lease, which dates shall be the same days on which Basic Lease Rent and Renewal Lease Rent, if any, are payable under the Facility Lease.

"TERMINATION VALUE" shall mean for any Termination Date shall mean the Termination Values set forth in Column D on Schedule 2 of the Facility Lease for such Termination Date.

"TITLE POLICIES" shall mean the following title policies, issued by Chicago Title Insurance Company: (a) that certain Owner's Policy No. 17572-O issued to Midwest Generation, LLC, dated as of December 15, 1999, insuring Midwest Generation, LLC's (i) fee interest in the Facility Site, (ii) sub-subleasehold interest in the Facility Site as sub-sublessee under the Facility Site Sub-Sublease and the Other Facility Site Sub-Subleases, and (iii) subleasehold interest in the Facility as sublessee under the Facility Sublease and the Other Facility Subleases; (b) that certain Leasehold Owner's Policy No. 17572-L1 issued to the Owner Lessor dated as of December 15, 1999, insuring the Owner Lessor's (i) 25% undivided leasehold interest in the Facility Site as lessee under the Facility Site Lease, and (ii) 25% undivided fee interest in the Facility; (c) that certain Leasehold Owner's Policy No. 17572-BL, issued to Collins Holdings, dated as of December 15, 1999, insuring Collins Holdings'
(i) subleasehold interest in the Facility Site as sublessee under the Facility Site Sublease and the Other Facility Site Subleases, and (ii) leasehold interest in the Facility as lessee under the Facility Lease; and (d) that certain Leasehold Mortgagee's Policy No. 17572-MTG, issued to Citibank, N.A., as Holder Representative and mortgagee, dated as of December 15, 1999, insuring Citibank, N.A.'s security interest in the Owner Lessor's and the Other Owner Lessors' (i) leasehold interests in the Facility Site Lease, and (ii) fee interests in the Facility.

"TOTAL CAPITALIZATION" shall mean, with respect to any Person, the sum, without duplication, of (i) total common stock equity or analogous ownership interests of such Person and its Consolidated Subsidiaries, (ii) preferred stock and preferred securities of such Person and its Consolidated Subsidiaries,
(iii) additional paid in capital or analogous interests of such Person and its Consolidated Subsidiaries, (iv) retained earnings of such Person and its Consolidated Subsidiaries, (v) the aggregate principal amount of Indebtedness of such Person and its Consolidated Subsidiaries then outstanding and (vi) the total equity contributed to such Person and its Subsidiaries on the Closing Date.

"TRANCHE A LOAN" shall have the meaning set forth in SECTION 2.1.1 of the Holdings Credit Agreement.

"TRANCHE A NOTE" shall mean a promissory note of Holdings payable to any Holdings Lender, evidencing the aggregate Indebtedness of Holdings to such Holdings Lender resulting from outstanding Tranche A Loans and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

"TRANCHE B LOAN"shall have the meaning set forth in SECTION 2.1.3 to the Holdings Credit Agreement.

"TRANCHE B NOTE" shall mean a promissory note of Holdings payable to any Holdings Lender, evidencing the aggregate Indebtedness of Holdings to such Holdings Lender resulting from outstanding Tranche B Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

"TRANCHE C LOAN" shall have the meaning set forth in SECTION 2.1.5 of the Holdings Credit Agreement.

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


"TRANCHE C NOTE" shall mean a promissory note of Holdings payable to any Holdings Lender, evidencing the aggregate Indebtedness of Holdings to such Holdings Lender resulting from outstanding Tranche C Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

"TRANSACTION COSTS" shall mean the following costs and expenses incurred in connection with the negotiation, due diligence and consummation of the Overall
Transaction:

         (a) the cost of the Closing Date Appraisal, the cost of title insurance, filing and recording fees, the fees and expenses of the Engineering Consultant, the Fuel Consultant, the Environmental Consultant, the Market Consultant, the Insurance Consultant, and any other consultants retained by the Owner Participant (excluding any fees or compensation to its advisors) and approved by EME, which approval may not be unreasonably withheld;

         (b) the reasonable legal fees, expenses and disbursements of the Equity Investor, the Owner Participant and the Owner Trustee and out-of-pocket expenses of the Equity Investor's Advisor;

         (c) the reasonable legal fees, expenses and disbursements of the other Lease Financing Parties associated with the Lessor Loan and the Funding LLC Loans;

         (d) the Midwest Advisor's fee and its reasonable out-of-pocket costs and expenses;

         (e) at EME's option, all or a portion of EME's, Midwest's and the Facility Lessee's legal fees and reasonable out-of-pocket cost and expenses related thereto;

         (f) the fees of the Rating Agencies in connection with rating the Funding LLC Financing Documents; and

         (g) other reasonable, documented out-of-pocket expenses of the Lease Financing Parties.

"TRANSACTION WITH AN AFFILIATE" shall mean, with respect to any Person (i) any agreement or contract with any Affiliate or Subsidiary of such Person and any amendment, modification or supplement thereof or thereto or (ii) any other transaction or business arrangement with an Affiliate or Subsidiary of such Person not otherwise expressly permitted by the Operative Documents.

"TRANSCO PARTNERSHIP" shall mean a partnership or joint venture in which Midwest is a partner or joint venturer formed solely to facilitate the Transco Transaction.

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


"TRANSCO TRANSACTION" shall mean a transaction involving (i) the contribution to the Transco Partnership by Midwest of certain railcars or rights to rail cars,
(ii) the Transco Partnership engaging in certain coal supply and coal transportation activities in connection with the operation by Midwest of its generating assets and (iii) the sharing by the partners or the joint venturers of the Transco Partnership of certain cost savings achieved by the Transco Partnership in such coal supply and coal transportation activities.

"TRANSFEREE" shall have the meaning specified in SECTION 12.1(a) of the Participation Agreement.

"TREASURY REGULATIONS" shall mean regulations, including temporary regulations, promulgated under the Code.

"TRUST AGREEMENT" shall mean the Amended and Restated Trust Agreement (T1), dated as of December 15, 1999, between the Owner Participant and the Trust Company relating to Collins Trust I.

"TRUST COMPANY" shall mean the Wilmington Trust Company.

"TRUST ESTATE" shall have the meaning specified in SECTION 2.03 of the Trust Agreement.

"UNDIVIDED INTEREST" shall have the meaning specified in the Recitals to the Facility Lease.

"UNIFORM COMMERCIAL CODE" or "UCC" shall mean the Uniform Commercial Code as in effect in the applicable jurisdiction.

"UNITED STATES" or "U.S." shall mean the United States of America.

"UNRELATED MEMBERS" shall mean any members of the Owner Participant or the Other Owner Participants which are not Affiliates of the other members of either the Owner Participant or the Other Owner Participants; PROVIDED, HOWEVER, that for purposes of this definition, if any two or more members are Affiliates, such members, together, shall be considered as one Unrelated Member.

"VERIFIER" shall mean Warren & Selbert, Inc. or a nationally recognized firm of accountants or lease advisors chosen by the Owner Participant and reasonably acceptable to the Facility Lessee.

"WELFARE PLAN" shall mean a "welfare plan", as such term is defined in Section 3(1) of ERISA.

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


"WILMINGTON TRUST COMPANY" shall mean Wilmington Trust Company, a Delaware banking corporation.

"YEAR 2000 READY" shall mean that the individual systems will be compliant or their characteristics which are non-compliant have been evaluated and determined to be suitable for use into the year 2000.

                                      52